As filed with the Securities and Exchange Commission on September 29, 2009

Securities Act File No. 333-123779
Investment Company Act File No. 811-21744

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 4	☒
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 6	☒
(Check appropriate box or boxes)

FDP Series, Inc.
Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway
Wilmington, DE 19809
(Address of Principal Executive Offices)

 1-800-441-7762
(Registrant’s Telephone Number, Including Area Code)

Anne Ackerley
FDP Series, Inc.
P.O. Box 9011
Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund:
Joel H. Goldberg, Esq.	Howard B. Surloff, Esq.
Willkie Farr & Gallagher LLP	BLACKROCK ADVISORS, LLC
787 Seventh Avenue	100 Bellevue Parkway
New York, New York 10019-6099	Wilmington, Delaware 19809

 It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

 If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Common Stock, par value $.10 per share.

EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

FDP Series, Inc. MFS Research International FDP Fund Marsico Growth FDP Fund Van Kampen Value FDP Fund Franklin Templeton Total Return FDP Fund

PROSPECTUS | SEPTEMBER 29, 2009

Investor and Institutional Shares

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Funds Overview

Key Facts About the Funds

This prospectus provides information about four funds of FDP Series, Inc. (MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund). The funds are collectively referred to in this prospectus as the “Funds.” Each Fund represents a separate portfolio of securities and each has its own investment objective.

Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock”). Where applicable, BlackRock refers also to a Fund’s sub-adviser.

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the section for any particular Fund to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold face type in the text are defined in the Glossary section.

MFS Research International FDP Fund

What is the Fund’s investment objective?

The investment objective of the MFS Research International FDP Fund (“MFS Fund”) is to provide shareholders with capital appreciation.

What are the Fund’s main investment strategies?

The Fund invests, under normal market conditions, at least 65% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of foreign companies. The Fund focuses on foreign companies (including emerging market issuers) that the Fund’s sub-adviser, Massachusetts Financial Services Company (“MFS”), believes have above-average earnings growth potential compared to other companies (growth companies), on companies it believes are undervalued compared to their perceived worth (value companies), or on a combination of growth and value companies. Under normal market conditions, the Fund will be invested in a number of different countries throughout the world. However, MFS may invest a relatively high percentage of the Fund’s assets in a single country, a small number of countries, or a particular geographic region. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. The Fund may invest in companies with any market capitalization.

A team of investment research analysts selects portfolio securities for the Fund. MFS allocates the Fund’s assets to analysts by broad market sectors.

What are the main risks of investing in the MFS Fund?

The Fund cannot guarantee that it will achieve its investment objective.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

  Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

  Depositary Receipts Risk — The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

  Geographic Concentration Risk — The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If a Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or that region will have a significant impact on its investment performance. A Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Who should invest?

The Fund is offered exclusively through the Funds Diversified PortfoliosSM (FDP) Service, a non-discretionary brokerage service that offers investors a diversified portfolio of mutual funds.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

The MFS Fund may be an appropriate investment for you if you:

  Are investing with long-term goals

  Want a professionally managed and diversified portfolio of equity investments in countries outside the United States as part of your total investment portfolio

  Are willing to accept the risk that the value of your investment may decline in order to seek capital appreciation

  Are not looking for current income

  Can tolerate the increased price volatility and currency fluctuations associated with investments in non-U.S. securities

Risk/Return Information

The chart and table shown below give you a picture of the MFS Fund’s long-term performance for Investor A Shares (in the chart) and for Institutional, Investor A, Investor B and Investor C Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to those of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, an unmanaged broad-based Index that measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East, and MSCI All Country World (ex U.S.) Index, a market capitalization index that measures equity market performance in the developed and emerging markets, excluding the U.S. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
MFS Research International FDP Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 10.39% (quarter ended March 31, 2006) and the lowest return for a quarter was –20.33% (quarter ended September 30, 2008). The year-to-date return as of June 30, 2009 was 6.20%.

As of 12/31/08		Since
Average Annual Total Returns	1 Year	Inception[1]

MFS Research International FDP Fund — Investor A
Return Before Taxes[2]	–45.49%	–4.55%
Return After Taxes on Distributions[2]	–45.75%	–5.59%
Return After Taxes on Distributions and Sale of Fund Shares[2]	–29.48%	–4.10%

MFS Research International FDP Fund — Investor B3
Return Before Taxes[2]	–45.46%	–4.53%

MFS Research International FDP Fund — Investor C
Return Before Taxes[2]	–43.49%	–3.77%

MFS Research International FDP Fund — Institutional[4]
Return Before Taxes[2]	–42.31%	–2.79%

MSCI Europe, Australasia and Far East Index
(Reflects no deduction for fees, expenses or taxes)	–43.38%	–3.13%

MSCI All Country World (ex U.S.) Index
(Reflects no deduction for fees, expenses or taxes)	–45.53%	–2.54%

[1]	Fund inception date is July 27, 2005.
[2]	Includes all applicable fees and sales charges.
[3]	Returns reflect the 4.50% six-year contingent deferred sales charge in effect as of October 2, 2006.
[4]	The returns for Institutional shares do not reflect the Institutional front-end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns for Institutional shares would be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Institutional, Investor B and Investor C Shares will vary.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C and Institutional Shares of the MFS Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year.

Shareholder Fees	Investor A	Investor B	Investor C	Institutional
(fees paid directly from your investment):	Shares	Shares	Shares	Shares

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	5.25%[1]	None	None	None

Maximum deferred sales charge (load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)	None [2]	4.50%[3]	1.00%[4]	None

Maximum sales charge (load) imposed
on dividend reinvestments	None	None	None	None

Redemption Fee[5]	2.00%	2.00%	2.00%	2.00%

Exchange Fee	— [5]	— [5]	— [5]	— [5]

Annual Fund Operating Expenses	Investor A	Investor B	Investor C	Institutional
(Expenses that are deducted from Fund assets):	Shares	Shares	Shares	Shares

Management Fee	0.90%	0.90%	0.90%	0.90%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None

Other Expenses	0.52%	0.55%	0.53%	0.53%

Total Annual Fund Operating Expenses[6]	1.67%	2.45%	2.43%	1.43%

[1]	Reduced front-end sales charges may be available (see the section “Sales Charges Reduced or Eliminated for Investor A Shares” for more information regarding the reduction of front-end sales charges).
[2]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
[3]	The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about Classes — Investor B Shares” for the complete schedule of CDSCs.) Investor B Shares automatically convert to Investor A Shares approximately eight years after you buy them and will no longer be subject to distribution fees. As of July 1, 2009, Investor B Shares generally are no longer available for purchase but continue to be available for exchange, for dividend and capital gain reinvestment, and for purchase by certain qualified employee benefit plans.
[4]	There is no CDSC on Investor C Shares after one year.
[5]	The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See “Redemption Fee” for more information.
[6]	The Manager has agreed to voluntarily waive and/or reimburse fees and/or expenses so that each class of shares of the Funds' Total Annual Operating Expenses (excluding distribution fees, extraordinary expenses and/or account maintenance fees) will not exceed 1.95%. The Manager may discontinue or reduce this waiver and/or reimbursement at any time without notice. The Manager did not waive and/or reimburse any fees and/or expenses during the fiscal year ended May 31, 2009 because the Fund’s expenses did not exceed 1.95%.

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor A Shares[1]	$686	$1,024	$1,385	$2,397

Investor B Shares[2]
Redemption	$698	$1,114	$1,506	$2,594	[3]

Investor B Shares
No Redemption	$248	$ 764	$1,306	$2,594	[3]

Investor C Shares[2]
Redemption	$346	$ 758	$1,296	$2,766

Investor C Shares
No Redemption	$246	$ 758	$1,296	$2,766

Institutional Shares	$146	$ 452	$ 782	$1,713

[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of CDSC.
[3]	Based on the conversion of Investor B Shares to Investor A Shares after approximately eight years.

Marsico Growth FDP Fund

What is the Fund’s investment objective?

The investment objective of the Marsico Growth FDP Fund (“Marsico Fund”) is to provide shareholders with long term growth of capital.

What are the Fund’s main investment strategies?

The Fund invests primarily in equity securities of large cap companies that are selected for their growth potential. The Fund generally holds a core position of between 35 and 50 common stocks. The Fund may at times hold a limited number of additional common stocks such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. It may hold up to 25% of its assets in foreign securities. Typically foreign securities include non-U.S. dollar denominated securities and American Depositary Receipts (“ADRS”) or other depository receipts.

The Fund’s core investments generally may include established companies and securities that offer long-term growth potential. However, the Fund also may typically include securities of less mature companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

What are the main risks of investing in the Marsico Fund?

The Fund cannot guarantee that it will achieve its investment objective.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

  Growth Investing Style Risk — The Fund follows an investing style that favors growth investments. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

  Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

  Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.
  Depositary Receipts Risk — The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Who should invest?

The Fund is offered exclusively through the Funds Diversified PortfoliosSM (FDP) Service, a non-discretionary brokerage service that offers investors a diversified portfolio of mutual funds.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

The Marsico Fund may be an appropriate investment for you if you:

  Are investing with long-term goals

  Want a professionally managed and diversified portfolio of large cap equity securities as part of your total investment portfolio

  Are willing to accept the risk that the value of your investment may decline in order to seek long-term capital growth

  Are not looking for a significant amount of current income

Risk/Return Information

The chart and table shown below give you a picture of the Marsico Fund’s long-term performance for Investor A Shares (in the chart) and for Institutional, Investor A, Investor B and Investor C Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P 500 Index, an unmanaged broad-based Index is comprised of 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly New York Stock Exchange (NYSE) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
Marisco Growth FDP Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 8.02% (quarter ended September 30, 2007) and the lowest return for a quarter was –23.24% (quarter ended December 31, 2008). The year-to-date return as of June 30, 2009 was 4.98%.

As of 12/31/08		Since
Average Annual Total Returns	1 Year	Inception[1]

Marsico Growth FDP Fund — Investor A
Return Before Taxes[2]	–44.98%	–9.02%
Return After Taxes on Distributions[2]	–44.98%	–9.02%
Return After Taxes on Distributions and Sale of Fund Shares[2]	–29.24%	–7.53%

Marsico Growth FDP Fund — Investor B3
Return Before Taxes[2]	–45.07%	–9.14%

Marsico Growth FDP Fund — Investor C
Return Before Taxes[2]	–42.98%	–8.30%

Marsico Growth FDP Fund — Institutional[4]
Return Before Taxes[2]	–41.79%	–7.37%

S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	–37.00%	–6.87%

[1]	Fund inception date is July 27, 2005.
[2]	Includes all applicable fees and sales charges.
[3]	Returns reflect the 4.50% six-year contingent deferred sales charge in effect as of October 2, 2006.
[4]	The returns for Institutional shares do not reflect the Institutional front-end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns for Institutional shares would be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Institutional, Investor B and Investor C Shares will vary.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C and Institutional Shares of the Marsico Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year.

Shareholder Fees	Investor A	Investor B	Investor C	Institutional
(fees paid directly from your investment):	Shares	Shares	Shares	Shares

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	5.25%[1]	None	None	None

Maximum deferred sales charge (load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)	None [2]	4.50%[3]	1.00%[4]	None

Maximum sales charge (load) imposed
on dividend reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Fund Operating Expenses	Investor A	Investor B	Investor C	Institutional
(Expenses that are deducted from Fund assets):	Shares	Shares	Shares	Shares

Management Fee	0.80%	0.80%	0.80%	0.80%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None

Other Expenses	0.39%	0.44%	0.41%	0.40%

Total Annual Fund Operating Expenses[5]	1.44%	2.24%	2.21%	1.20%

[1]	Reduced front-end sales charges may be available (see the section “Sales Charges Reduced or Eliminated for Investor A Shares” for more information regarding the reduction of front-end sales charges).
[2]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
[3]	The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about Classes — Investor B Shares” for the complete schedule of CDSCs.) Investor B Shares automatically convert to Investor A Shares approximately eight years after you buy them and will no longer be subject to distribution fees. As of July 1, 2009, Investor B Shares generally are no longer available for purchase but continue to be available for exchange, for dividend and capital gain reinvestment, and for purchase by certain qualified employee benefit plans.
[4]	There is no CDSC on Investor C Shares after one year.
[5]	The Manager has agreed to voluntarily waive and/or reimburse fees and/or expenses so that each class of shares of the Funds’ Total Annual Operating Expenses (excluding distribution fees, extraordinary expenses and/or account maintenance fees) will not exceed 1.95%. The Manager may discontinue or reduce this waiver and/or reimbursement at any time without notice. The Manager did not waive and/or reimburse any fees and/or expenses during the fiscal year ended May 31, 2009 because the Fund’s expenses did not exceed 1.95%.

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor A Shares[1]	$664	$ 957	$1,271	$2,159

Investor B Shares[2]
Redemption	$677	$1,050	$1,400	$2,373[3]

Investor B Shares
No Redemption	$227	$ 700	$1,200	$2,373[3]

Investor C Shares[2]
Redemption	$324	$ 691	$1,185	$2,544

Investor C Shares
No Redemption	$224	$ 691	$1,185	$2,544

Institutional Shares	$122	$ 381	$ 660	$1,455

[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of CDSC.
[3]	Based on the conversion of Investor B Shares to Investor A Shares after approximately eight years.

Van Kampen Value FDP Fund

What is the Fund’s investment objective?

The investment objective of the Van Kampen FDP Fund (“Van Kampen Fund”) is to provide shareholders with capital growth and income.

What are the Fund’s main investment strategies?

Under normal market conditions, the Fund invests primarily in a portfolio of equity securities, consisting principally of common stocks. The Fund invests in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks (convertible securities). The Fund emphasizes a value style of investing, seeking well-established, undervalued companies believed by Van Kampen Asset Management (“Van Kampen”), the Fund’s sub-adviser, to possess the potential for capital growth and income. Portfolio securities are typically sold when Van Kampen’s assessment of the capital growth and income potential of such securities materially changes. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest in the securities of companies with small or medium capitalizations.

The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

What are the main risks of investing in the Van Kampen Fund?

The Fund cannot guarantee that it will achieve its investment objective.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

  Value Investing Style Risk — The Fund follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Who should invest?

The Fund is offered exclusively through the Funds Diversified PortfoliosSM (FDP) Service, a non-discretionary brokerage service that offers investors a diversified portfolio of mutual funds.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

The Van Kampen Fund may be an appropriate investment for you if you:

  Are investing with long-term goals

  Want a professionally managed and diversified portfolio of equity securities as part of your total investment portfolio

  Are willing to accept the risk that the value of your investment may decline in order to seek long-term capital growth and income

  Are looking for a Fund that uses a value investing style

Risk/Return Information

The chart and table shown below give you a picture of the Van Kampen Fund’s long-term performance for Investor A Shares (in the chart) and for Institutional, Investor A, Investor B and Investor C Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Russell 1000® Value Index, an unmanaged broad-based Index that is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price/book ratios and lower forecasted growth values. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
Van Kampen Value FDP Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 5.73% (quarter ended December 31, 2006) and the lowest return for a quarter was –23.16% (quarter ended December 31, 2008). The year-to-date return as of June 30, 2009 was 3.23%.

As of 12/31/08		Since
Average Annual Total Returns	1 Year	Inception[1]

Van Kampen Value FDP Fund — Investor A
Return Before Taxes[2]	–39.17%	–9.91%
Return After Taxes on Distributions[2]	–39.60%	–10.57%
Return After Taxes on Distributions and Sale of Fund Shares[2]	–25.42%	–8.49%

Van Kampen Value FDP Fund — Investor B3
Return Before Taxes[2]	–39.04%	–9.93%

Van Kampen Value FDP Fund — Investor C
Return Before Taxes[2]	–36.84%	–9.16%

Van Kampen Value FDP Fund — Institutional[4]
Return Before Taxes[2]	–35.58%	–8.24%

Russell 1000® Value Index (Reflects no deduction for fees,
expenses or taxes)	–36.85%	–6.74%

[1]	Fund inception date is July 27, 2005.
[2]	Includes all applicable fees and sales charges.
[3]	Returns reflect the 4.50% six-year contingent deferred sales charge in effect as of October 2, 2006.
[4]	The returns for Institutional shares do not reflect the Institutional front-end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns for Institutional shares would be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Institutional, Investor B and Investor C Shares will vary.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C and Institutional Shares of the Van Kampen Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year.

Shareholder Fees	Investor A	Investor B	Investor C	Institutional
(fees paid directly from your investment):	Shares	Shares	Shares	Shares

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	5.25%[1]	None	None	None

Maximum deferred sales charge (load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)	None [2]	4.50%[3]	1.00%[4]	None

Maximum sales charge (load) imposed
on dividend reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Fund Operating Expenses	Investor A	Investor B	Investor C	Institutional
(Expenses that are deducted from Fund assets):	Shares	Shares	Shares	Shares

Management Fee	0.70%	0.70%	0.70%	0.70%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None

Other Expenses	0.35%	0.38%	0.36%	0.36%

Total Annual Fund Operating Expenses[5]	1.30%	2.08%	2.06%	1.06%

[1]	Reduced front-end sales charges may be available (see the section “Sales Charges Reduced or Eliminated for Investor A Shares” for more information regarding the reduction of front-end sales charges).
[2]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
[3]	The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about Classes — Investor B Shares” for the complete schedule of CDSCs.) Investor B Shares automatically convert to Investor A Shares approximately eight years after you buy them and will no longer be subject to distribution fees. As of July 1, 2009, Investor B Shares generally are no longer available for purchase but continue to be available for exchange, for dividend and capital gain reinvestment, and for purchase by certain qualified employee benefit plans.
[4]	There is no CDSC on Investor C Shares after one year.
[5]	The Manager has agreed to voluntarily waive and/or reimburse fees and/or expenses so that each class of shares of the Funds’ Total Annual Operating Expenses (excluding distribution fees, extraordinary expenses and/or account maintenance fees) will not exceed 1.95%. The Manager may discontinue or reduce this waiver and/or reimbursement at any time without notice. The Manager did not waive and/or reimburse any fees and/or expenses during the fiscal year ended May 31, 2009 because the Fund’s expenses did not exceed 1.95%.

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor A Shares[1]	$650	$ 915	$1,200	$2,010

Investor B Shares[2]
Redemption	$661	$1,002	$1,319	$2,211[3]

Investor B Shares
No Redemption	$211	$ 652	$1,119	$2,211[3]

Investor C Shares[2]
Redemption	$309	$ 646	$1,108	$2,390

Investor C Shares
No Redemption	$209	$ 646	$1,108	$2,390

Institutional Shares	$108	$ 337	$ 585	$1,294

[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of CDSC.
[3]	Based on the conversion of Investor B Shares to Investor A Shares after approximately eight years.

Franklin Templeton Total Return FDP Fund

What is the Fund’s investment objective?

The investment objective of the Franklin Templeton Total Return FDP Fund (“Franklin Templeton Fund”) is to provide shareholders with high current income, consistent with preservation of capital. The Franklin Templeton Fund’s secondary objective is capital appreciation over the long term.

What are the Fund’s main investment strategies?

Under normal market conditions, the Fund invests at least 80% of its assets in investment grade debt securities and investments, including government and corporate debt securities, mortgage- and asset-backed securities, investment grade corporate loans and futures with reference securities that are investment grade.

Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. Many of the mortgages purchased by the Fund are generally issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Fund may also invest in mortgage dollar rolls. In a mortgage dollar roll, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date.

Many of the mortgage-backed securities in which the Fund will invest are generally issued or guaranteed by the U.S. government. Others are issued and/or backed by U.S. Government agencies, such as the Government National Mortgage Association (“Ginnie Mae”) or by U.S. government-sponsored enterprises, such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Association.

The Fund focuses on investment grade securities or in unrated securities the Fund’s manager determined are comparable. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s (S&P®) (rated BBB or better), Moody’s Investors Service (Moody’s) (rated Baa or higher) and Fitch Ratings (Fitch) (rated BBB or better) are considered investment grade. Securities rated Ba or lower by Moody’s or BB or lower by S&P® are considered to be below investment grade. The Fund may invest up to 20% of total assets in non-investment grade debt securities, including up to 5% in securities rated lower than B by S&P or Moody’s, which may include defaulted securities. The Fund’s focus on the credit quality of its portfolio is intended to reduce credit risk and help to preserve the Fund’s capital.

In order to effectively manage cash flows into or out of the Fund, the Fund may buy and sell financial futures contracts or options on such contracts. The Fund uses futures contracts on U.S. Treasury securities to help manage risks relating to interest rates and other market factors, to increase liquidity, to invest in particular instruments in more efficient or less expensive ways, and to quickly and efficiently cause new cash to be invested in the securities markets or, if cash will be needed to meet shareholder redemption requests, to remove Fund assets from exposure to the market. The Fund may invest a small portion of its assets directly in mortgage loans, may enter into forward currency contracts and currency futures contracts, and may invest in swap agreements and corporate loans.

The Fund may invest up to 25% of its total assets in foreign securities and up to 20% of its total assets in non-U.S. dollar denominated securities.

What are the main risks of investing in the Franklin Templeton Fund?

The Fund cannot guarantee that it will achieve its investment objective.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

  Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

  Extension Risk — The risk that certain obligations will be paid off more slowly by the obligor than anticipated causing the value of these securities to fall.

  Mortgage-Backed Securities — Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. A large percentage of mortgage-backed securities are issued by Federal government agencies or government sponsored enterprises. Principal and interest payments on mortgage-backed securities issued by the Federal Government and some Federal government agencies are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

  Asset-Backed Securities — Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of a Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than that of shorter-term securities.

  Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

  Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

  Mortgage Dollar Roll Risk — In a mortgage dollar roll, a Fund takes the risk that the market price of the mortgage- backed securities will drop below their future purchase price. The Fund also takes the risk that the mortgage- backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). When the Fund uses a mortgage dollar roll, it is also subject to the risk that the other party to the agreement will not be able to perform.

Who should invest?

The Fund is offered exclusively through the Funds Diversified PortfoliosSM (FDP) Service, a non-discretionary brokerage service that offers investors a diversified portfolio of mutual funds.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

The Franklin Templeton Fund may be an appropriate investment for you if you:

  Are looking for an investment that provides current income and capital appreciation over the long-term

  Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in fixed-income securities

  Are willing to accept the risk of loss of income and principal caused by negative economic developments, changes in interest rates or adverse changes in the price of bonds in general

  Are willing to accept credit risk

Risk/Return Information

The chart and table shown below give you a picture of the Franklin Templeton Fund’s long-term performance for Investor A Shares (in the chart) and for Institutional, Investor A, Investor B and Investor C Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged market-weighted Index comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
Franklin Templeton Total Return FDP Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 3.67% (quarter ended September 30, 2006) and the lowest return for a quarter was –4.91% (quarter ended September 30, 2008). The year-to-date return as of June 30, 2009 was 8.95%.

As of 12/31/08		Since
Average Annual Total Returns	1 Year	Inception[1]

Franklin Templeton Total Return FDP Fund — Investor A
Return Before Taxes[2]	–12.29%	–1.09%
Return After Taxes on Distributions[2]	–14.39%	–2.80%
Return After Taxes on Distributions and Sale of Fund Shares[2]	–7.93%	–1.85%

Franklin Templeton Total Return FDP Fund — Investor B
Return Before Taxes[2]	–12.53%	–1.19%

Franklin Templeton Total Return FDP Fund — Investor C
Return Before Taxes[2]	–10.00%	–0.47%

Franklin Templeton Total Return FDP Fund — Institutional[3]
Return Before Taxes[2]	–8.42%	0.34%

Barclays Capital U.S. Aggregate Bond Index
(Reflects no deduction for fees, expenses or taxes)	5.24%	5.05%

[1]	Fund inception date is July 27, 2005.
[2]	Includes all applicable fees and sales charges.
[3]	The returns for Institutional shares do not reflect the Institutional front-end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns for Institutional shares would be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Institutional, Investor B and Investor C Shares will vary.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C and Institutional Shares of the Franklin Templeton Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year.

Shareholder Fees	Investor A	Investor B	Investor C	Institutional
(fees paid directly from your investment):	Shares	Shares	Shares	Shares

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	4.00%[1]	None	None	None

Maximum deferred sales charge (load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)	None [2]	4.00%[3]	1.00%[4]	None

Maximum sales charge (load) imposed
on dividend reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Fund Operating Expenses	Investor A	Investor B	Investor C	Institutional
(Expenses that are deducted from Fund assets):	Shares	Shares	Shares	Shares

Management Fee	0.40%	0.40%	0.40%	0.40%

Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.80%	None

Other Expenses	0.39%	0.42%	0.39%	0.42%

Total Annual Fund Operating Expenses[5]	1.04%	1.57%	1.59%	0.82%

[1]	Reduced front-end sales charges may be available (see the section “Sales Charges Reduced or Eliminated for Investor A Shares” for more information regarding the reduction of front-end sales charges).
[2]	A contingent deferred sales charge (“CDSC”) of 0.50% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
[3]	The CDSC is 4.00% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about Classes — Investor B Shares” for the complete schedule of CDSCs.) Investor B Shares automatically convert to Investor A Shares approximately ten years after you buy them and will no longer be subject to distribution fees. As of October 2, 2006, Investor B Shares generally are no longer available for purchase but continue to be available for exchange, for dividend and capital gain reinvestment, and for purchase by certain qualified employee benefit plans.
[4]	There is no CDSC on Investor C Shares after one year.
[5]	The Manager has agreed to voluntarily waive and/or reimburse fees and/or expenses so that each class of shares of the Funds’ Total Annual Operating Expenses (excluding distribution fees, extraordinary expenses and/or account maintenance fees) will not exceed 1.95%. The Manager may discontinue or reduce this waiver and/or reimbursement at any time without notice. The Manager did not waive and/or reimburse any fees and/or expenses during the fiscal year ended May 31, 2009 because the Fund’s expenses did not exceed 1.95%.

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor A Shares[1]	$502	$718	$ 951	$1,620

Investor B Shares[2]
Redemption	$560	$796	$1,055	$1,867

Investor B Shares
No Redemption	$160	$496	$ 855	$1,867

Investor C Shares[2]
Redemption	$262	$502	$ 866	$1,889

Investor C Shares
No Redemption	$162	$502	$ 866	$1,889

Institutional Shares	$ 84	$262	$ 455	$1,014

[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of CDSC.

Details About the Funds

How each Fund Invests

MFS Research International FDP Fund

ABOUT THE SUB-ADVISER AND THE PORTFOLIO MANAGEMENT TEAM OF THE MFS FUND

The MFS Fund is sub-advised by Massachusetts Financial Services Company (MFS). The Fund is managed by a team of investment professionals who participate in the Fund’s equity research process. Jose Luis Garcia and Thomas Melendez are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Investment Goal

The investment objective of the MFS Fund is capital appreciation. The Fund’s investment objective is a non-fundamental policy of the Fund and may be changed by the Board of Directors without shareholder approval.

Primary Investment Strategies

The Fund invests, under normal market conditions, at least 65% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of foreign companies. The Fund focuses on foreign companies (including emerging market issuers) that MFS believes have above average earnings growth potential compared to other companies (growth companies), on companies it believes are undervalued compared to their perceived worth (value companies), or on a combination of growth and value companies. Under normal market conditions, the Fund will be invested in a number of different countries throughout the world. However, MFS may invest a relatively high percentage of the Fund’s assets in a single country, a small number of countries, or a particular geographic region. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. The Fund may invest in companies with any market capitalization.

A team of investment research analysts selects portfolio securities for the Fund. MFS allocates the Fund’s assets to analysts by broad market sectors.

MFS uses a bottom up investment approach in buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

Marsico Growth FDP Fund

ABOUT THE SUB-ADVISER AND THE PORTFOLIO MANAGEMENT TEAM OF THE MARSICO FUND

The Marsico Fund is sub-advised by Marsico Capital Management, LLC (Marsico). Thomas F. Marsico is the portfolio manager and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Investment Goal

The investment objective of the Marsico Fund is long term growth of capital. The Fund’s investment objective is a non-fundamental policy of the Fund and may be changed by the Board of Directors without shareholder approval.

Primary Investment Strategies

The Marsico Fund invests primarily in equity securities of large cap companies that are selected for their growth potential. The Fund generally holds a core position of between 35 and 50 common stocks. The Fund may at times hold a limited number of additional common stocks such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. The Fund may hold up to 25% of its assets in foreign securities and ADRs.

In selecting investments for the Fund, Marsico uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection.

The “top-down” approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the “top-down” analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico may visit with various levels of a company’s management, as well as with its customers and — as relevant — its suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell investments in portfolio securities if, in the opinion of Marsico, a security’s fundamentals change substantially, its price appreciates excessively in relation to fundamental prospects, the company appears not to realize its growth potential, there are more attractive investment opportunities elsewhere or for other reasons.

The Fund’s core investments generally may include established companies and securities that offer long-term growth potential. However, the Fund also may typically include securities of less mature companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

Van Kampen Value FDP Fund

ABOUT THE SUB-ADVISER AND THE PORTFOLIO MANAGEMENT TEAM OF THE VAN KAMPEN FUND

The Van Kampen Fund is sub-advised by Van Kampen Asset Management (Van Kampen). The Fund is managed by a team of financial professionals. Jason S. Leder, Kevin C. Holt, James N. Warwick and Devin E. Armstrong are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Investment Goal

The investment objective of the Van Kampen Fund is capital growth and income. The Fund’s investment objective is a non-fundamental policy of the Fund and may be changed by the Board of Directors without shareholder approval.

Primary Investment Strategies

In selecting securities for investment, the Van Kampen Fund focuses primarily on the security’s potential for capital growth and income. The Fund emphasizes a value style of investing seeking well-established, undervalued companies. Fund management generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Fund may invest in securities of small-, medium- or large-sized companies. Small- and medium-sized companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- or medium-sized companies, the Fund may be subject to greater risk than that assumed through investment in the securities of larger-sized companies.

The Fund may dispose of a security whenever, in the opinion of Fund management, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

Under normal market conditions, Fund management seeks to achieve the Fund’s investment objective by investing in equity securities, consisting principally of common stocks, and also may invest in other equity securities, including preferred stocks and securities convertible into common and preferred stocks. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks at the time of investment.

The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

Franklin Templeton Total Return FDP Fund

ABOUT THE SUB-ADVISER AND THE PORTFOLIO MANAGEMENT TEAM OF THE FRANKLIN TEMPLETON FUND

The Franklin Templeton Fund is sub-advised by Franklin Advisers, Inc. (Franklin Advisers). The Fund is managed by a team of financial professionals. Roger Bayston has primary responsibility for the day-to-day management of the Fund. Other members of the Fund’s portfolio management team are Kent Burns, Christopher Molumphy and David Yuen. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Investment Goal

The main objective of the Franklin Templeton Fund is high current income, consistent with preservation of capital. The Fund also seeks capital appreciation over the long-term. The Fund’s investment objective is a non-fundamental policy of the Fund and may be changed by the Board of Directors without shareholder approval.

Primary Investment Strategies

Under normal market conditions, the Franklin Templeton Fund invests at least 80% of its assets in investment grade debt securities and investments, including government and corporate debt securities, mortgage- and asset-backed securities, investment grade corporate loans and futures with reference securities that are investment grade. The Fund generally invests in investment grade securities or in unrated securities Fund management determines are comparable. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s (S&P®) (rated BBB or better), Moody’s Investors Service (Moody’s) (rated Baa or higher) and Fitch Ratings (Fitch) (rated BBB or better) are considered investment grade. Securities rated Ba or lower by Moody’s or BB or lower by S&P® are considered to be below investment grade. The Fund may invest up to 20% of total assets in non-investment grade debt securities, including up to 5% in securities rated lower than B by S&P or Moody’s, which may include defaulted securities. The Fund’s focus on the credit quality of its portfolio is intended to reduce credit risk and help to preserve the Fund’s capital.

Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. The mortgage securities purchased by the Fund are generally issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Mortgage-backed securities represent an interest in a pool of mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings and other real estate. The individual mortgage loans are packaged or “pooled” together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. These securities may be fixed-rate or adjustable-rate mortgage securities (ARMS).

Government agency or instrumentality issues have different levels of credit support. Pass-through mortgage certificates issued by the Ginnie Mae are backed by the full faith and credit of the U.S. government. Other Fund investments in U.S. government securities may include securities issued by U.S. government-sponsored entities, such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although U.S. government-sponsored entities may be chartered by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. government. For example, Fannie Mae and Freddie Mac pass-through mortgage certificates are backed by the credit of the respective instrumentality. The U.S. Department of the Treasury, however, has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yield of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

Freddie Mac and Fannie Mae hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Freddie Mac and Fannie Mae could buy, and until 2009, to lend Freddie Mac and Fannie Mae emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over the Freddie Mac and Fannie Mae and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear. Freddie Mac and Fannie Mae have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Asset-backed securities are securities backed by loans, leases, and other receivables.

The Fund may also invest in mortgage dollar rolls. In a mortgage dollar roll, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund earns money on a mortgage dollar roll from any difference between the sale price and the future purchase price, as well as the interest earned on the cash proceeds of the initial sale.

In order to effectively manage cash flows into or out of the Fund, the Fund may buy and sell financial futures contracts or options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or securities at a specified future date and price. The Fund uses futures contracts on U.S. Treasury securities to help manage risks relating to interest rates and other market factors, to increase liquidity, to invest in particular instruments in more efficient or less expensive ways, and to quickly and efficiently cause new cash to be invested in the securities markets or, if cash will be needed to meet shareholder redemption requests, to remove Fund assets from exposure to the market.

The Fund also may invest a portion of its assets in corporate loans made to, or issued by, borrowers that are U.S. companies, foreign borrowers and U.S. subsidiaries of foreign borrowers and that have floating interest rates. Floating interest rates vary with and are periodically adjusted to a generally recognized base interest rate such as LIBOR or the Prime Rate. The Fund may invest a small portion of its assets directly in mortgage loans and may enter into forward currency contracts and currency futures contracts.

In choosing investments, Fund management selects securities in various market sectors based on Fund management’s assessment of changing economic, market, industry and issuer conditions. Fund management uses a “top-down” analysis of macroeconomic trends, combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events. Fund management evaluates business cycles, changes in yield curves and apparent imbalances in values between and within markets. These factors can impact both income and potential for capital appreciation.

The Fund may invest up to 25% of its total assets in foreign securities and up to 20% of its total assets in non-U.S. dollar denominated securities.

Other Strategies

In addition to the main strategies discussed above, each Fund may use certain other investment strategies. The Funds may also invest or engage in the following investments/strategies:

  Affiliated Money Market Funds — Each Fund may invest uninvested cash balances in affiliated money market funds.

  Borrowing — Each Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment or dividends, for share repurchases or for the clearance of transactions.

  Convertible Securities — The Funds may invest in convertible securities, generally debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

  Illiquid/Restricted Securities — Each Fund may invest up to 15% of its net assets (up to 10% in the case of the Marsico Fund and the Van Kampen Fund) in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Indexed and Inverse Securities — A Fund may invest in securities the potential return of which is directly related to changes in an underlying index, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. A Fund may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

  Repurchase Agreements, Purchase and Sale Contracts — Each Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

  Securities Lending — Each Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

  Standby Commitment Agreements — Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.

  Temporary Defensive Strategies — Each Fund may invest a portion of its assets in high-quality short-term investments for temporary purposes pending investment in other securities, or to provide liquidity for redemptions.
  As a temporary measure for defensive purposes, each Fund may also invest without limitation in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These short term investments may limit the potential for the Funds to achieve their investment objectives.

  Warrants — A warrant gives a Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. A Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if a Fund is able to exercise it or sell it before it expires.

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

MFS Fund Other Strategies

In addition to the strategies discussed above, the MFS Fund may also invest or engage in the following investments/strategies:

  Derivatives — The MFS Fund may invest in derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments. Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

  High Portfolio Turnover — The MFS Fund may engage in active and frequent trading in pursuing its principal investment strategies. Frequent trading increases transaction costs, which may reduce the fund’s return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle.

  OTC Transactions — The MFS Fund may engage in over-the-counter (OTC) transactions.

  Small-/Mid-Cap Securities — The MFS Fund may invest in the securities of companies with small or medium capitalizations.

Marsico Fund Other Strategies

In addition to the strategies discussed above, the Marsico Fund may also invest or engage in the following investments/strategies:

  Debt Securities — The Marsico Fund may invest a portion of its assets in debt securities. This includes fixed income securities issued by companies, as well as U.S. government debt obligations. When choosing debt securities, Fund management considers various factors including the credit quality of issuers and yield analysis.

  Derivatives — The Marsico Fund may use derivatives to hedge its portfolio against market and currency risk. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the S&P 500 Index. The derivatives that the Fund may use include futures, options, indexed securities and inverse securities, stripped securities, warrants and swap contracts, and forward foreign currency exchange contracts.

  High Portfolio Turnover — The Marsico Fund may engage in active and frequent trading in pursuing its principal investment strategies. Frequent trading increases transaction costs, which may reduce the fund’s return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle.

  High Yield Bonds — The Marsico Fund may invest up to 10% of its assets in high yield bonds (also known as “junk” bonds); however, the Marsico Fund will not invest in bonds that are in default or that Fund management believes will be in default.

  Initial Public Offerings — The Marsico Fund has the ability to invest in initial public offerings.

  Real Estate Related Securities — The Marsico Fund may also invest in securities of companies that derive a significant proportion of their revenues and profits from, or have a significant proportion of their assets invested in, (i) the development, construction, management, or sale of real estate; (ii) real estate holdings; or (iii) products or services related to the real estate industry.

  REIT Investments — The Marsico Fund may invest in real estate investment trusts (REITs). REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended.

Van Kampen Fund Other Strategies

In addition to the strategies discussed above, the Van Kampen Fund may also invest or engage in the following investments/strategies:

  Debt Securities — The Van Kampen Fund may invest a portion of its assets in debt securities. This includes fixed income securities issued by companies, as well as U.S. government debt obligations. When choosing debt securities, Fund management considers various factors including the credit quality of issuers and yield analysis.

  High Portfolio Turnover — The Van Kampen Fund may engage in active and frequent trading in pursuing its principal investment strategies. Frequent trading increases transaction costs, which may reduce the fund’s return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle.

  REIT Investments — The Fund may invest in real estate investment trusts (REITs). REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended.

  Small-/Mid-Cap Securities — The Van Kampen Fund may invest in the securities of companies with small or medium capitalizations.

Franklin Templeton Fund Other Strategies

  High Portfolio Turnover — The Franklin Templeton Fund may engage in active and frequent trading in pursuing its principal investment strategies. Frequent trading increases transaction costs, which may reduce the fund’s return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle.

  High Yield Bonds —The Franklin Templeton Fund may invest up to 20% of total assets in high yield bonds, including up to 5% in securities rated lower than B by Moody’s Investors Service, Inc. (“Moody’s”) or by Standard & Poor’s (“S&P”), which may include defaulted securities.

  Life Settlements — The Franklin Templeton Fund may invest up to 5% of its assets in life settlements, which are sales to third parties, such as the Fund, of existing life insurance contracts for more than their cash surrender value but less than the net benefits to be paid under the policies.

  Net Interest Margin (NIM) Securities — The Franklin Templeton Fund may invest in net interest margin (NIM) securities. These securities are derivative interest-only mortgage securities structured off home equity loan transactions. NIM securities receive any “excess” interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans.

  Sovereign Debt — The Franklin Templeton Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities.

  Swap Agreements — The Franklin Templeton Fund may enter into swap agreements, including interest rate and index swap agreements, for purposes of attempting to obtain a particular desired return at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of the Fund’s portfolio.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Objectives and Policies” in the Statement of Additional Information (“SAI”) also includes more information about the Funds, their investments and the related risks. As with any fund, there can be no guarantee that any Fund will meet its objective or that any Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in a Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Equity Securities Risk (MFS Fund, Marsico Fund and Van Kampen Fund) — Equity securities include common and preferred stocks. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Geographic Concentration Risk (MFS Fund) — A Fund may invest from time to time a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If a Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or that region will have a significant impact on its investment performance. A Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Depositary Receipts Risk (MFS Fund and Marsico Fund) — The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Emerging Markets Risk (MFS Fund and Marsico Fund) — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Value Investing Style Risk (Van Kampen Fund) — The Fund follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Growth Investing Style Risk (Marsico Fund) — The Fund follows an investing style that favors growth investments. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Derivatives Risks (Van Kampen Fund and Franklin Templeton Fund Main Risk; MFS Fund and Marsico Fund Other Risk) — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Credit Risk (Franklin Templeton Fund) — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the fourth highest category (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Interest Rate Risk (Franklin Templeton Fund) — Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Call Risk (Franklin Templeton Fund) — Call risk is the chance that during periods of falling interest rates, an issuer of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential income and may have to invest the proceeds in bonds with lower yields.

Extension Risk (Franklin Templeton Fund) — The risk that certain obligations will be paid off more slowly by the obligor than anticipated causing the value of these securities to fall.

Prepayment Risk — The risk that certain obligations will be paid off by the obligor more quickly than anticipated. In this event, a Fund may be required to invest the proceeds in securities with lower yields.

Mortgage-Backed Securities (Franklin Templeton Fund) — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund has to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.” Extension risk may cause the average maturity of a Fund’s portfolio to increase.

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

A large percentage of mortgage-backed securities are issued by Federal government agencies such as Ginnie Mae, or government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the Federal Government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (CMOs). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders (less servicing costs). CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only (POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. If a Fund invests in CMO tranches issued by government agencies and interest rates move in a manner not anticipated by Fund management, it is possible that a Fund could lose all or substantially all of its investment.

Asset-Backed Securities (Franklin Templeton Fund) — Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of a Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than that of shorter-term securities.

Recent Developments in Sub-Prime Mortgage Market (Franklin Templeton Fund) — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risks associated with investments in mortgage-backed and asset-backed securities.

Each Fund (unless otherwise identified) may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing and Leverage Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Convertible Securities Risk — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Corporate Loan Risks (Franklin Templeton Fund) — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, a Fund becomes a member of the syndicate.

The corporate loans in which a Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Debt Securities Risk (Marsico Fund and Van Kampen Fund) — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

High Yield Bonds (“Junk Bonds”) Risk (Marsico Fund and Franklin Templeton Fund) — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

  Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Indexed and Inverse Securities Risks — Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and a Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Initial Public Offering Risk (Marsico Fund) — The volume of initial public offerings and the levels at which newly issued stocks trade in the secondary market are affected by the performance of the overall stock market. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Life Settlement Investments Risk (Franklin Templeton Fund) — These investments trade in the secondary market and are considered illiquid. In addition, it is unclear whether the income from life settlements is qualifying income for purposes of the IRS 90% gross income test the Fund must satisfy each year to qualify as a regulated investment company (RIC). The Fund intends to monitor its investments to ensure that the Fund remains qualified as a RIC.

Mid Cap Securities Risk (MFS Fund and Van Kampen Fund) — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Mortgage Dollar Rolls Risk (Franklin Templeton Fund) — In a mortgage dollar roll, a Fund takes the risk that the market price of the mortgage-backed securities will drop below their future purchase price. The Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). When the Fund uses a mortgage dollar roll, it is also subject to the risk that the other party to the agreement will not be able to perform.

Net Interest Margin (NIM) Risk (Franklin Templeton Fund) — These securities are derivative interest-only mortgage securities structured off home equity loan transactions. NIM securities receive any “excess” interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped mortgage-backed securities, the yield to maturity on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

OTC Risk (MFS Fund) — A Fund may engage in over-the-counter (OTC) transactions, which may involve additional risks. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volumes than exchange listed stocks and the Fund may experience difficulty in buying and selling these securities at a fair price.

Real Estate Related Securities Risks (Marsico Fund) — The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

REIT Investment Risk (Marsico Fund and Van Kampen Fund) — In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Small Cap and Emerging Growth Securities Risk (MFS Fund and Van Kampen Fund) — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap or emerging growth company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities may require a longer term view.

Sovereign Debt Risk (Franklin Templeton Fund) — These investments are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Standby Commitment Agreements Risk — Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Swap Agreements Risk (Franklin Templeton Fund) — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

When-Issued and Delayed Delivery Securities and Forward Commitment Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Account Information

How to Choose the Share Class that Best Suits Your Needs

Each Fund currently offers four share classes (Investor A, Investor B, Investor C, and Institutional Shares), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial adviser or financial intermediary can help you determine which share class is best suited to your personal financial goals.

For example, if you select Institutional shares, you will not pay any sales charge. However, only certain investors may buy Institutional shares. If you select Investor A shares, you generally pay a sales charge at the time of purchase and an ongoing service fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

If you select Investor C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year (0.55% in the case of the Franklin Templeton Fund) and a service fee of 0.25% per year under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor C shares.

Investor B Shares are offered on a very limited basis as described below. Investor B Shares are subject to ongoing service and distribution fees and may be subject to a deferred sales charge.

If you redeem (either by sale on exchange) shares of any class of MFS Fund within 30 days of purchase or exchange, you will generally be subject to a redemption fee unless certain conditions are met.

The Fund’s shares are distributed by BlackRock Investments, LLC (the “Distributor”), an affiliate of BlackRock.

The table below summarizes key features of each Fund’s share classes.

Share Classes at a Glance

	Investor A1	Investor B1	Investor C1	Institutional[1]

Availability	Available only through	Available only through	Available only through	Available only through
	the FDP Service.	the FDP Service.	the FDP Service.	the FDP Service and
		Investor B Shares are		limited to certain
		available only for		investors, including:
		exchange, for dividend		•Current Institutional
		and capital gain		shareholders that meet
		reinvestment, and for		certain requirements
		purchase by certain		•Certain retirement
		qualified employee		plans
		benefit plan holders of		•Participants in certain
		Investor B Shares of the		programs sponsored
		Fund as of July 1, 2009		by BlackRock or its
		(as of October 2, 2006		affiliates or financial
		in the case of the		intermediaries
		Franklin Templeton		•Certain employees and
		Fund).		affiliates of BlackRock
or its affiliates

Minimum Investment	$1,000 for all accounts	Investor B Shares are	$1,000[2] for all accounts	•$2 million for
	except:	not generally available	except:	institutions and
	•$100 for retirement	for purchase (see	•$100 for retirement	individuals
	plans	above).	plans	•$250,000 for
	•$50, if establishing		•$50, if establishing	registered investment
	Automatic Investment		Automatic Investment	advisers
	Plan (AIP)		Plan (AIP)

Initial Sales Charge?	Yes. Payable at time of	No. Entire purchase	No. Entire purchase	No. Entire purchase
	purchase. Lower sales	price is invested in	price is invested in	price is invested in
	charges are available	shares of the Fund.	shares of the Fund.	shares of the Fund.
for larger investments.

Deferred Sales	No. (May be charged for	Yes. Payable if you	Yes. Payable if you	No.
Charge?	purchases of $1 million	redeem within six years	redeem within one year
	or more that are	of purchase.	of purchase.
redeemed within
eighteen months).

Distribution and	No Distribution Fee.	0.25% Annual Service	0.25% Annual Service	No.
Service	0.25% Annual Service	Fee. 0.75% (or 0.50% in	Fee. 0.75% (or 0.55% in
(12b-1) Fees?	Fee.	the case of the Franklin	the case of the Franklin
		Templeton Fund) Annual	Templeton Fund) Annual
		Distribution Fee.	Distribution Fee.

Redemption Fees?	Yes, in the case of the	Yes, in the case of the	Yes, in the case of the	Yes, in the case of the
	MFS Fund — payable if	MFS Fund — payable if	MFS Fund — payable if	MFS Fund — payable if
	you redeem within	you redeem within	you redeem within	you redeem within
	30 days of purchase or	30 days of purchase or	30 days of purchase or	30 days of purchase or
	exchange. No, for all	exchange. No, for all	exchange. No, for all	exchange. No, for all
	other Funds.	other Funds.	other Funds.	other Funds.

Conversion to	No.	Yes, automatically after	No.	No.
Investor A Shares?		approximately eight
years (ten years in the
case of the Franklin
Templeton Fund).

Share Classes at a Glance

	Investor A1	Investor B1	Investor C1	Institutional[1]

Advantage	Makes sense for	No up-front sales	No up-front sales	No up-front sales
	investors who are	charge so you start off	charge so you start off	charge so you start off
	eligible to have the	owning more shares.	owning more shares.	owning more shares.
	sales charge reduced or		These shares may
	eliminated or who have		make sense for
	a long-term investment		investors who have a
	horizon because there		shorter investment
	are no ongoing		horizon relative to
	distribution fees.		Investor A or Investor
B Shares.

Disadvantage	You pay a sales charge	You pay ongoing	You pay ongoing	Limited availability.
	up-front, and therefore	distribution fees each	distribution fees each
	you start off owning	year you own Investor B	year you own shares,
	fewer shares.	Shares, which means that	which means that you
		you can expect lower	can expect lower total
		total performance than	performance per share
		Investor A Shares.	than Investor A Shares.
Unlike Investor B
Shares, Investor C
Shares do not convert
to Investor A Shares,
so you will continue
paying the ongoing
distribution fees as
long as you hold the
Investor C Shares.
Over the long term,
this can add up to
higher total fees than
Investor A Shares.

[1]	Please see “Details About the Share Classes” for more information about each share class.
[2]	The Fund will not accept a purchase order of $500,000 or more for Investor C Shares. Your financial professional may set a lower maximum for Investor C Shares.

The following pages will cover the additional details of each share class, including the Institutional Shares requirements, the sales charge table for Investor A Shares, reduced sales charge information, Investor B and Investor C Share CDSC information, and sales charge waivers.

Details about the Share Classes

Investor A Shares — Initial Sales Charge Option

The following tables shows the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A Shares, you will pay a sales charge at the time of purchase as shown in the following tables.

MFS Fund, Marsico Fund and Van Kampen Fund

Your Investment	Sales Charge As a % of Offering Price	Sales Charge As a % of Your Investment[1]	Dealer Compensation As a % of Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $500,000	2.50%	2.56%	2.25%

$500,000 but less than $750,000	2.00%	2.04%	1.75%

$750,000 but less than $1,00,000	1.50%	1.52%	1.25%

$1,000,000 and over[2]	0.00%	0.00%	— [2]

[1]	Rounded to the nearest one-hundredth percent.
[2]	If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the financial intermediary from its own resources. See the SAI for details. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

Franklin Templeton Fund

Your Investment	Sales Charge As a % of Offering Price	Sales Charge As a % of Your Investment[1]	Compensation As a % of Offering Price

Less than $25,000	4.00%	4.17%	3.75%

$25,000 but less than $100,000	3.75%	3.90%	3.50%

$100,000 but less than $250,000	3.50%	3.63%	3.25%

$250,000 but less than $500,000	2.50%	2.56%	2.25%

$500,000 but less than $750,000	2.00%	2.04%	1.75%

$750,000 but less than $1,00,000	1.50%	1.52%	1.25%

$1,000,000 and over[2]	0.00%	0.00%	— [2]

[1]	Rounded to the nearest one-hundredth percent.
[2]	If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the financial intermediary from its own resources. See the SAI for details. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 0.50% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

No initial sales charge applies to Investor A Shares that you buy through reinvestment of Fund dividends or capital gains.

Sales Charges Reduced or Eliminated for Investor A Shares

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Investor A Shares — Initial Shares Charge Option” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, right of accumulation, the reinstatement privilege (described under “Account Services and Privileges”), or a waiver of the sales charge (described below). Reductions or eliminations through the right of accumulation or Letter of Intent will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) owned by (a) the investor, (b) the investor’s spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. For this purpose, the value of an investor’s holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together. These may include shares held in accounts held at a financial intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the right of accumulation and Letter of Intent the investor may not combine with the investor’s other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of the Fund, the investor should inform the financial professional, financial intermediary or BlackRock Funds of any other shares of the Fund or any other BlackRock Fund owned by (a) the investor, (b) the investor’s spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. Failure by the investor to notify the financial professional, financial intermediary or the BlackRock Funds, may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The financial professional, financial intermediary or the BlackRock Funds may request documentation — including account statements and records of the original cost of the shares owned by the investor, the investor’s spouse and/or children under the age of 21 — showing that the investor qualifies for a reduced sales charge. The investor should retain these records because — depending on where an account is held or the type of account — the Fund and/or the investor’s financial professional, financial intermediary or BlackRock Funds may not be able to maintain this information.

For more information, see the SAI or contact your financial professional or financial intermediary.

Letter of Intent

An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor A, Investor B, Investor C or Institutional Shares in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund, and the investor must tell the Fund that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by the Fund are not counted toward the sales charge reduction. During the term of the Letter of Intent, the Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Right of Accumulation

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1 and Institutional Shares in most BlackRock Funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Other Front-End Sales Charge Waivers

A sales charge waiver on a purchase of Investor A Shares may also apply for:

  Authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans;

  Persons investing through an authorized payroll deduction plan;

  Persons investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”);

  Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Fund;

  Persons associated with the Fund, the Fund’s Distributor, BlackRock, the Fund’s sub-adviser or Transfer Agent, and their affiliates;

  Persons participating in a fee-based program under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and

  Employees of MetLife.

Investor A Shares at Net Asset Value

If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% (or 0.50% in the case of the Franklin Templeton Fund) of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers, see “Contingent Deferred Sales Charge Waivers.”

If you are eligible to buy both Investor A and Institutional Shares, you should buy Institutional Shares since Investor A Shares are subject to a front end sales charge and an annual 0.25% service fee, while Institutional Shares are not. The Distributor normally pays the annual Investor A Shares service fee to dealers as a shareholder servicing fee on a monthly basis.

Investor B and Investor C Shares — Deferred Sales Charge Options

If you select Investor B or Investor C Shares, you do not pay an initial sales charge at the time of purchase. Investor B Shares are currently available for purchase only through exchanges and dividend reinvestments by current holders of Investor B Shares and for purchase by certain employee benefit plans. However, if you redeem your Investor B Shares within six years after purchase or your Investor C Shares within one year after purchase, you may be required to pay a deferred sales charge. The charge will apply to the lesser of the original cost of shares being redeemed or the proceeds of your redemption and is calculated without regard to any redemption fee. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. You will also pay distribution fees of 0.75% (or 0.50% for Investor B Shares and 0.55% for Investor C Shares of the Franklin Templeton Fund) and service fees of 0.25% for both classes of shares each year. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial professional or financial intermediary who assists you in purchasing Fund shares.

The Distributor currently pays dealers a sales concession of 4.00% of the purchase price of Investor B Shares from its own resources at the time of sale. The Distributor also normally pays the annual Investor B Shares service fee to dealers as a shareholder servicing fee on a monthly basis. The Distributor normally retains the Investor B Shares distribution fee.

The Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Investor C Shares from its own resources at the time of sale. The Distributor pays the annual Investor C Shares distribution fee and the annual Investor C Shares service fee as an ongoing concession and as a shareholder servicing fee, respectively, to dealers for Investor C Shares held for over a year and normally retains the Investor C Shares distribution fee and service fee during the first year after purchase. Under certain circumstances, the Distributor will pay the full Investor C Shares distribution fee and service fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

Investor B Shares

If you redeem Investor B Shares within six years after purchase, you may be charged a deferred sales charge. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. When you redeem Investor B Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor B Shares that are not subject to the deferred sales charge are redeemed first. After that, the Fund redeems the Shares that have been held the longest. In addition, no deferred sales charge is charged on Investor B Shares acquired through the reinvestment of dividends or distributions. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedules:

MFS Fund, Marsico Fund and Van Kampen Fund

Years Since Purchase	Sales Charge[1]

0 – 1	4.50%

1 – 2	4.00%

2 – 3	3.50%

3 – 4	3.00%

4 – 5	2.00%

5 – 6	1.00%

6 and thereafter	0.00%

Franklin Templeton Fund

Years Since Purchase	Sales Charge[1]

0 – 1	4.00%

1 – 2	4.00%

2 – 3	3.00%

3 – 4	3.00%

4 – 5	2.00%

5 – 6	1.00%

6 and thereafter	0.00%

[1]	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares purchased prior to October 2, 2006 are subject to the 4.00% six-year contingent deferred sales charge schedule in effect at that time. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another BlackRock Fund, the original deferred sales charge schedule will apply.

Any CDSC paid on a redemption of Investor B Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Your Investor B Shares convert automatically into Investor A Shares approximately eight years after purchase (ten years for the Franklin Templeton Fund). Any Investor B Shares received through reinvestment of dividends paid on converting shares will also convert pro rata based on the amount of shares being converted. Investor A Shares are subject to lower annual expenses than Investor B Shares. The conversion of Investor B Shares to Investor A Shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Investor B Shares of different BlackRock Funds. For example, Investor B Shares of fixed-income funds typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Investor B Shares in an exchange from another fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold both the original and exchanged Investor B Shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Investor C Shares

If you redeem Investor C Shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption and will be calculated without regards to any redemption fee. When you redeem Investor C Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor C Shares that are not subject to the deferred sales charge are redeemed first. In addition, you will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Investor C Shares do not offer a conversion privilege.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor A, Investor B and Investor C Shares may be reduced or waived in certain circumstances, such as:

  Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans

  Exchanges pursuant to the exchange privilege, as described in “How to Exchange Shares or Transfer your Account”

  Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2

  Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006

  Redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or an affiliate

  Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent)

  Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares

  Involuntary redemptions made of shares in accounts with low balances

  Certain redemptions made through the Systematic Withdrawal Plan offered by the Fund, BlackRock or an affiliate

  Redemptions related to the payment of PNC Trust Company custodial IRA fees

  Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

Institutional Shares

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares. Your financial professional or other financial intermediary can help you determine whether you are eligible to buy Institutional Shares. The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement.

Eligible Institutional investors include the following:

  Investors who currently own Institutional Shares of the Fund may make additional purchases of Institutional Shares of the Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Fund and do not meet the applicable investment minimums;

  Institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Fund;

  Certain qualified retirement plans;

  Investors in selected fee-based programs;

  Clients of registered investment advisers who have $250,000 invested in the Fund;

  Trust department clients of PNC Bank and Merrill Lynch Bank & Trust Company, FSB and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets;

  Unaffiliated banks, thrifts or trust companies that have agreements with the Distributor;

  Holders of certain Merrill Lynch sponsored unit investment trusts (“UITs”) who reinvest dividends received from such UITs in shares of the Fund; and

  Employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, Merrill Lynch & Co., Inc. (“Merrill Lynch”), The PNC Financial Services Group, Inc. (“PNC”) or their affiliates.

How to Buy, Sell and Exchange Shares

Shares of the Funds may only be purchased by participants in the FDP Service. The chart on the following pages summarizes how to buy, sell and exchange shares through your financial professional or financial intermediary. Because the selection of a mutual fund involves many considerations, your financial professional or financial intermediary may help you with this decision.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason.

In addition, the Fund may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

How to Buy Shares

	Your Choices	Important Information for You to Know

Initial Purchase	First, select the share class	Refer to the “Share Classes at a Glance” table in this prospectus (be
	appropriate for you	sure to read this prospectus carefully). When you place your initial order, you must indicate which share class you select (if you do not specify a share class and do not qualify to purchase Institutional
Shares, you will receive Investor A Shares).

Certain factors, such as the amount of your investment, your time frame for investing, and your financial goals, may affect which share class you choose. Your financial professional can help you determine which share class is appropriate for you.

	Next, determine the amount	•Refer to the minimum initial investment in the “Share Classes at a
	of your investment	Glance” table of this prospectus. Be sure to note the maximum investment amounts in Investor C Shares.

•See “Account Information — Details About the Share Classes” for
information on a lower initial investment requirement for certain Fund investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum
investment requirement.

	Have your financial	The price of your shares is based on the next calculation of the Fund’s
	professional or financial	net asset value after your order is placed. Any purchase orders placed
	intermediary submit your	prior to the close of business on the New York Stock Exchange
	purchase order	(“Exchange” or “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.
Other financial intermediaries may charge a processing fee to confirm a purchase.

Add to Your	Purchase additional shares	The minimum investment for additional purchases is generally $50 for
Investment		all accounts except that certain retirement plans may have a lower minimum for additional purchases and certain programs may have higher minimums. (The minimums for additional purchases may be waived under certain circumstances.)

	Have your financial	To purchase additional shares you may contact your financial
	professional or financial	professional or financial intermediary.
intermediary submit your
purchase order for additional
shares

	Acquire additional shares by	All dividends and capital gains distributions are automatically
	reinvesting dividends and	reinvested without a sales charge. To make any changes to your
	capital gains	dividend and/or capital gains distributions options, please
contact your financial professional.

	Participate in the Automatic	BlackRock’s Automatic Investment Plan (“AIP”) allows you to invest a
	Investment Plan (“AIP”)	specific amount on a periodic basis from your checking or savings account into your investment account.

Refer to the “Account Services and Privileges” section of this prospectus for additional information.

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial	Have your financial	You can make redemption requests through your financial
Redemption of	professional or other financial	professional. Shareholders should indicate whether they are
Shares	intermediary submit your	redeeming Investor A, Investor B, Investor C or Institutional Shares.
	sales order	The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial professional or financial intermediary prior to that day’s close of business on the Exchange
(generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Financial intermediaries may charge a fee to process a redemption of shares. Shareholders should indicate which class of shares they are redeeming.

The Fund may reject an order to sell shares under certain
circumstances.

How to Exchange Shares

	Your Choices	Important Information for You to Know

Exchange Privilege	Selling shares of one fund to	Investor A, Investor B, Investor C, and Institutional Shares of the Fund
	purchase shares of another	are generally exchangeable for shares of the same class of another
	BlackRock Fund	BlackRock Fund.
(“exchanging”)
You can exchange $1,000 or more of Investor A, Investor B or
Investor C Shares from one fund into the same class of another fund which offers that class of shares (you can exchange less than $1,000 of Investor A, Investor B or Investor C Shares if you already have an account in the fund into which you are exchanging). Investors who currently own Institutional Shares of a Fund may make exchanges into
Institutional Shares of other BlackRock funds except for investors holding shares through certain client accounts at financial
professionals that are omnibus with the Fund and do not meet applicable minimums. There is no required minimum amount with respect to exchanges of Institutional Shares.

You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors. If you held the exchanged shares for 30 days or less you may be charged a redemption fee (please refer to the
“Redemption Fee” section of this prospectus for additional
information).

Some of the BlackRock Funds impose a different deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase. The CDSC schedule applicable to your original purchase will apply to the shares you receive in the exchange and any subsequent exchange.

To exercise the exchange privilege, you may contact your financial professional or financial intermediary.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Short Term Trading Policy” below. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other financial professional before making an exchange request.

Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account. Please contact your financial professional for assistance in requesting one or more of the following services and privileges.

Automatic	Allows systematic	BlackRock’s Automatic Investment Plan (AIP) allows you to invest a
Investment Plan	investments on a periodic	specific amount on a periodic basis from your checking or savings
(AIP)	basis from checking or	account into your investment account. You may apply for this option
	savings account.	upon account opening or by completing the Automatic Investment Plan application. The minimum investment amount for an automatic
investment plan is $50 per portfolio. There is no AIP for Investor B
Shares.

Dividend	Automatically invests your	Dividend and capital gains distributions may be reinvested in your
Allocation Plan	distributions into another	account to purchase additional shares or paid in cash. Using the
	BlackRock Fund of your	Dividend Allocation Plan, you can direct your distributions to your bank
	choice pursuant to your	account (checking or savings), to purchase shares of another fund at
	instructions, without any fees	BlackRock without any fees or sales charges, or by check to special
	or sales charges.	payee. Please call (800) 441-7762 for details. If investing into another fund at BlackRock, the receiving fund must be open to new purchases.

Systematic	This feature can be used by	A minimum of $10,000 in the initial BlackRock Fund is required and
Exchange	investors to systematically	investments in any additional funds must meet minimum initial
	exchange money from one	investment requirements.
fund to up to four other
funds.

Systematic	This feature can be used by	To start a Systematic Withdrawal Plan (SWP) a shareholder must have
Withdrawal Plan	investors who want to receive	a current investment of $10,000 or more in a BlackRock Fund.
(SWP)	regular distributions from
	their accounts.	Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the
SWP Application Form which may be obtained from BlackRock.
Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours notice. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor A, Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor A, Investor B or Investor C
Shares will not be subject to the CDSC if they do not exceed 1%,
3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor A, Investor B or
Investor C Shares in excess of this limit will still pay any applicable CDSC.

Ask your financial adviser or financial intermediary for details.

Reinstatement		If you redeem Investor A or Institutional Shares, and within 60 days
Privilege		buy new Investor A Shares of the SAME fund, you will not pay a sales charge on the new purchase amount. This right may be exercised once a year and within 60 days of the redemption, provided that the
Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Fund must receive written notification from the shareholder of record or the financial professional of record, at the time of purchase.
Investors should consult a tax adviser concerning the tax
consequences of exercising this reinstatement privilege.

Fund’s Rights

Each Fund may:

  Suspend the right of redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act;

  Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, the FDP Service may redeem the shares in your account (without charging any deferred sales charge) if the value of your investment in the FDP Service falls below the $20,000 minimum of the FDP Service due to redemptions you have made. You will be notified that the value of your FDP Service is less than $20,000 before the FDP Service makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your FDP Service to at least $20,000 before the FDP Service takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or financial intermediaries that have agreements with the Distributor, you may be able to buy Institutional Shares, including by exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges or redemption fee.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program are eligible to purchase additional shares of the respective share class of the Fund, but may be subject to upfront sales charges. Additional purchases of Institutional Shares are permitted only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial professional or financial intermediary.

Short-Term Trading Policy

The Board has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its shareholders. For example, large flows of cash into and out of the Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment goal. Frequent trading may cause the Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Fund’s performance.

Because the MFS Research International FDP Fund may invest a substantial portion of its assets in foreign securities that may trade in markets that close some time before the time at which the Fund calculates its net asset value, the Fund is subject to the risks of time zone arbitrage — a market timing strategy that seeks to take advantage of changes in the value of the Fund’s portfolio holdings during the period between the close of the markets in which the Fund’s portfolio securities primarily trade and the close of the New York Stock Exchange. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity.

Shareholders may not exchange their shares of a Fund for shares of another mutual fund advised by BlackRock of its affiliates unless they have held the shares to be used in the exchange for at least fifteen days. Each Fund will reject purchase orders from investors who have previously purchased or sold shares of the Fund within a fifteen-day period. The MFS Research International FDP Fund generally charges a 2.00% redemption fee on redemptions made within 30 days of the purchase or exchange of shares (except that there are certain conditions under which the redemption fee will not be assessed). See “Redemption Fee” below.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Redemption Fee

The MFS Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is for the benefit of the remaining shareholders of the Fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by:

  accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the Fund not to be detrimental to the Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

  accounts of shareholders who have died or become disabled;

  shareholders redeeming or exchanging shares:

    through the Fund’s Systematic Withdrawal Plan or Systematic Exchange Plan,

    in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code), a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;

  shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans;

  redemptions of shares acquired through dividend reinvestment;

  BlackRock Funds whose trading practices are determined by the Fund not to be detrimental to the Fund or long-term shareholders; and

  certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship.

The Fund reserves the right to modify or eliminate these waivers at any time.

The Marsico Fund, the Van Kampen Fund and the Franklin Templeton Fund do not charge a redemption fee. However, the BlackRock Funds listed below (the “Applicable Funds”) charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase.

The following BlackRock-advised funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Index Fund
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Value Equity Portfolio
BlackRock Global SmallCap Fund, Inc.	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
BlackRock International Diversification Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Fund	MFS Research International FDP Fund
BlackRock International Index Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Plans

The Funds have adopted plans (the “Plans”) that allows each Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plans, Investor B and Investor C Shares pay a distribution fee to the Distributor, and/or its affiliates including PNC and its affiliates and to Merrill Lynch and/or Bank of America Corporation (“BAC”) and their affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC or Merrill Lynch and BAC for sales support services provided in connection with the sale of Investor B and Investor C Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC, Merrill Lynch, BAC and their respective affiliates) (each a “Financial Intermediary”) for sales support services and related expenses. All Investor B and Investor C Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the Fund. Institutional and Investor A Shares do not pay a distribution fee.

Under the Plans, a Fund also pays shareholder servicing fees (also referred to as shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Investor A, Investor B and Investor C Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor A, Investor B and Investor C Shares of the Fund. All Investor A, Investor B and Investor C Shares pay this shareholder servicing fee. Institutional Shares do not pay a shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor A, Investor B and Investor C Shares:

  Responding to customer questions on the services performed by the Financial Intermediary and investments in Investor A, Investor B and Investor C Shares;

  Assisting customers in choosing and changing dividend options, account designations and addresses; and

  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares. Because the fees paid by the Funds under the Plans are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor B and Investor C Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plans, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Funds

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a financial intermediary pursuant to a Plan and fees a Fund pays to its Transfer Agent, BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a financial intermediary pursuant to which the Fund will pay a financial intermediary for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plans permit BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated financial intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the financial intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a financial intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Management of the Funds

BlackRock

BlackRock, each Fund’s manager, manages the Fund’s investments and its business operations subject to the oversight of the Board of Directors of each Fund. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.373 trillion in investment company and other portfolio assets under management as of June 30, 2009.

Each Fund has entered into a management agreement with BlackRock. For the fiscal year ended May 31, 2009, BlackRock received a management fee at the following annual rates:

	Investment Management Fee as a % of Fund’s Average Net Assets	Investment Management Fee as a % of Fund’s Average Net Assets (after waivers and/or reimbursements)*

MFS Research International FDP Fund	0.90%	0.90%

Marsico Growth FDP Fund	0.80%	0.80%

Van Kampen Value FDP Fund	0.70%	0.70%

Franklin Templeton Total Return FDP Fund	0.40%	0.40%

*	BlackRock has agreed to voluntarily waive and/or reimburse fees and/or expenses so that each class of shares of the Funds’ Total Annual Operating Expenses (excluding distribution and/or service fees) will not exceed 1.95%. BlackRock may discontinue or reduce this waiver and/or reimbursement at any time without notice.

BlackRock has delegated the responsibility for making all investment decisions for the Funds to the different Sub-Advisers discussed below. Each Sub-Adviser is responsible for the day-to-day management of its respective Fund. BlackRock has entered into a sub-advisory agreement with each Sub-Adviser, under which BlackRock pays the Sub-Adviser a fee out of its investment management fee for services the Sub-Adviser provides. With respect to MFS Research International FDP Fund, the Sub-Adviser receives a fee at the annual rate of 0.45% of the Fund’s average daily net assets. With respect to Marsico Growth FDP Fund, the Sub-Adviser receives a fee at the annual rate of 0.40% of the Fund’s average daily net assets. With respect to Van Kampen Value FDP Fund, the Sub-Adviser receives a fee at the annual rate of 0.35% of the Fund’s average daily net assets. With respect to Franklin Templeton Total Return FDP Fund, the Sub-Adviser receives a fee at the annual rate of 0.25% of the Fund’s average daily net assets.

A discussion of the basis for the Board of Directors’ approval of the management agreement and the sub-advisory agreement with respect to each of the Funds is included in the FDP Series, Inc.’s semi-annual shareholder report for the fiscal period ended November 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with the Funds for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an Affiliate of BlackRock to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

The Sub-Advisers

Information regarding the sub-advisers and portfolio managers of each Fund is set forth below. Further information about the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest is available in the Fund’s SAI.

Massachusetts Financial Services Company (“MFS”) is sub-adviser to the MFS Research International FDP Fund. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial Services Inc. (a diversified financial services organization). Net assets under the management of the MFS organization were approximately $141 billion as of the quarter ended June 30, 2009. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The MFS Fund is managed by a team of investment professionals who participate in the Fund’s equity research process. Jose Luis Garcia and Thomas Melendez are the co-portfolio managers and are jointly and primarily responsible for the day to day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Jose Luis Garcia,	General Oversight of a Team of	2005	Investment Officer of MFS since 2002; Portfolio
Co-portfolio manager	Investment Professionals		Manager and Analyst at MFS since 2002.

Thomas Melendez,	General Oversight of a Team of	2005	Investment Officer of MFS since 2002; Portfolio
Co-portfolio manager	Investment Professionals		Manager and Analyst at MFS since 2002.

Marsico Capital Management, LLC (“Marsico”) is the sub-adviser to the Marsico Growth FDP Fund. Marsico is a registered investment adviser. Marsico was founded by Thomas F. Marsico in September 1997 and is an independently-owned investment management firm. As of December 31, 2008, Marsico had approximately $55 billion in assets under management. Marsico is an indirect subsidiary of Marsico Management Equity, LLC, a Delaware limited liability company. Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

The Marsico Fund is managed by Thomas F. Marsico.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Thomas F. Marsico	Responsible for the day-to-day	2005	Founder, Chief Executive Officer and Chief
	management of the Fund’s portfolio,		Investment Officer of Marsico since 1997.
	including setting the Fund’s overall
	investment strategy and overseeing
	the management of the Fund.

Van Kampen Asset Management (“Van Kampen”) is sub-adviser to the Van Kampen Value FDP Fund. Van Kampen is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen, together with its affiliated asset management companies, has more than $355.4 billion in assets under management or supervision as of June 30, 2009. Van Kampen Investments is an indirect wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Van Kampen’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

The Van Kampen Fund is managed by Van Kampen’s Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are: Jason S. Leder, Kevin C. Holt, James N. Warwick, and Devin E. Armstrong. Messrs. Leder and Holt are co-lead managers of the Fund and Messrs. Armstrong and Warwick are co-portfolio managers. Each team member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Fund and Messrs. Leder and Holt are responsible for the execution and overall strategy of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Jason S. Leder,	Responsible for the day-to-day	2005	Managing Director of Van Kampen since 2004;
Co-lead portfolio	management of the Fund,		Portfolio Manager for the U.S. Value strategy
manager	responsible for the operation and		since 1995, with specific responsibility for
	overall strategy of the Fund.		Financials, Technology and Oil Services.

Kevin C. Holt,	Responsible for the day-to-day	2005	Managing Director of Van Kampen since 2004;
Co-lead portfolio manager	management of the Fund,		Portfolio Manager for the U.S. Value strategy
	responsible for the operation and		since 1999, with specific responsibility for
	overall strategy of the Fund.		Consumer Staples, Consumer Discretionary,
Health Care, Integrated and Exploration and
Production and Industrials.

James N. Warwick,	Responsible for the day-to-day	2007	Executive Director of Van Kampen since 2007;
Co-portfolio manager	management of the Fund.		Portfolio Manager for the U.S. Value strategy
since 2007, with specific responsibility for Cash
Management.

Devin E. Armstrong,	Responsible for the day-to-day	2007	Executive Director of Van Kampen since 2007;
Co-portfolio manager	management of the Fund.		Portfolio Manager for the U.S. Value strategy
since 2007, with specific responsibility for
Basic Materials, Technology and Industrials.

Franklin Advisers, Inc. (“Franklin Advisers”) is sub-adviser to the Franklin Templeton Total Return FDP Fund. Together, Franklin Advisers and its affiliates manage over $451 billion in assets as of June 30, 2009. Franklin Advisers is a wholly owned subsidiary of Franklin Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources. Franklin Advisers, Inc. is located at One Franklin Parkway, San Mateo, California 94403-1906.

The Franklin Templeton Fund is managed by a team of financial professionals. Roger Bayston has primary responsibility for the day-to-day management of the Fund. Other members of the Fund’s portfolio management team are Kent Burns, Christopher Molumphy and David Yuen.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Roger Bayston, CFA,	Primary responsibility for the day-to-	2005	Senior Vice President of Franklin Advisers;
Lead manager	day management of the Fund. Final		joined Franklin Advisers in 1991.
	authority over all aspects of the
	Fund’s investment portfolio

Kent Burns, CFA,	Provides research and advice on	2005	Portfolio Manager of Franklin Advisers; joined
Co-portfolio manager	the purchases and sales of		Franklin Advisers in 1994.
	individual securities, and portfolio
	risk assessment

Christopher Molumphy,	Provides research and advice on	2005	Executive Vice President and Director of Franklin
CFA, Co-portfolio manager	the purchases and sales of		Advisers; joined Franklin Advisers in 1998.
	individual securities, and portfolio
	risk assessment

David Yuen, CFA,	Provides research and advice on the	2005	Portfolio Manager of Franklin Advisers since
Co-portfolio manager	purchases and sales of individual		2005
	securities, and portfolio risk
	assessment

Legal Proceedings

Franklin Advisers, the sub-adviser to Franklin Templeton Total Return FDP Fund, is involved in pending legal proceedings. For more information, please see Part I of the Funds’ Statement of Additional Information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the Exchange is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Generally, Institutional Shares will have the highest net asset value because that class has the lowest expenses, and Investor A Shares will have a higher net asset value than Investor B or Investor C Shares. Also, dividends paid on Investor A and Institutional Shares will generally be higher than dividends paid on Investor B and Investor C Shares because Investor A and Institutional Shares have lower expenses.

The Funds’ assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board. Certain short-term debt securities are valued on the basis of amortized cost. Certain Funds may invest in foreign securities. Foreign currency exchange rates are generally determined as of the close of business on the Exchange. Foreign securities owned by a Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Funds may accept orders from certain authorized financial intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

BUYING A DIVIDEND

You may want to avoid buying shares shortly before a Fund pays a dividend although the impact on you will be significantly less than if you were invested in a Fund paying fully taxable dividends. The reason? If you buy shares when a fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

MFS Research International FDP Fund, Marsico Growth FDP Fund and Van Kampen Value FDP Fund each will distribute net investment income, if any, and net realized capital gains, if any, at least annually. Franklin Templeton Total Return FDP Fund will distribute net investment income, if any, monthly and net realized capital gains, if any, at least annually. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of a Fund at net asset value or may be taken in cash. If you would like to receive dividends in cash, contact your financial adviser or the Transfer Agent. Although this cannot be predicted with any certainty, the MFS Research International FDP Fund, Marsico Growth FDP Fund and Van Kampen Value FDP Fund anticipate that the majority of their dividends, if any, will consist of capital gains. The Franklin Templeton Total Return FDP Fund intends to make distributions most of which will be taxed as ordinary income, although the Fund may distribute capital gains as well. Capital gains may be taxable to you at different rates depending on how long a Fund held the assets sold.

You will pay tax on dividends from a Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income, including dividends received from some foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent that a Fund’s distributions are derived from qualifying dividend income and long-term capital gains, such distributions will be eligible for taxation at the reduced rate. Dividends received by the MFS Research International FDP Fund from nonqualifying foreign corporations and paid to shareholders will not be eligible for taxation at the reduced rate. Likewise, distributions from the Franklin Templeton Total Return FDP Fund derived from income on debt securities in its portfolio will not qualify for taxation at the reduced rate. Dividends from short-term capital gains, which may arise if a Fund’s investments are frequently traded, will not qualify for taxation at a reduced rate. In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations are permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations continue to be taxed at the higher ordinary income tax rates.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Funds may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by a Fund if certain requirements are met.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information for the fiscal years ended 2009, 2008 and 2007 have been derived from financial statements that have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request. The information for the period July 27, 2005 (commencement of operations) to May 31, 2006, has been derived from financial statements that have been audited by other auditors, whose report, along with each Fund’s financial statements, is included in the Fund’s 2006 Annual Report.

	Institutional

	MFS Research International FDP Fund

	Year Ended May 31,			July 27, 2005[1] to May 31, 2006

	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$13.86	$14.63	$12.21	$10.00

Net investment income[2]	0.15	0.21	0.16	0.08

Net realized and unrealized gain (loss)[3]	(5.24)	0.12	2.76	2.13

Net increase (decrease) from investment operations	(5.09)	0.33	2.92	2.21

Dividends and distributions from:
Net investment income	(0.12)	(0.08)	(0.11)	—
Net realized gain	(0.06)	(1.02)	(0.39)	—

Total dividends and distributions	(0.18)	(1.10)	(0.50)	—

Net asset value, end of period	$8.59	$13.86	$14.63	$12.21

Total Investment Return[4]

Based on net asset value	(37.06)%[5]	2.66%	24.62%	22.10%[6]

Ratios to Average Net Assets

Total expenses	1.43%	1.32%	1.42%	2.58%[7]

Total expenses after fees waived	1.43%	1.32%	1.42%	1.89%[7]

Net investment income	1.67%	1.55%	1.22%	0.79%[7]

Supplemental Data

Net assets, end of period (000)	$2,412	$3,571	$2,984	$1,995

Portfolio turnover	76%	69%	70%	67%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes a redemption fee, which is less than $0.01 per share.
[4]	Total investment returns exclude the effects of any sales charges.
[5]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
[6]	Aggregate total investment return.
[7]	Annualized.

Financial Highlights (continued)

	Investor A

	MFS Research International FDP Fund

	Year Ended May 31,			July 27, 2005[1] to May 31, 2006

	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$13.82	$14.59	$12.19	$10.00

Net investment income[2]	0.13	0.17	0.12	0.13

Net realized and unrealized gain (loss)[3]	(5.23)	0.12	2.75	2.06

Net increase (decrease) from investment operations	(5.10)	0.29	2.87	2.19

Dividends and distributions from:
Net investment income	(0.11)	(0.06)	(0.10)	—
Net realized gain	(0.06)	(1.00)	(0.37)	—

Total dividends and distributions	(0.17)	(1.06)	(0.47)	—

Net asset value, end of period	$8.55	$13.82	$14.59	$12.19

Total Investment Return[4]

Based on net asset value	(37.24)%[5]	2.42%	24.24%	21.90%[6]

Ratios to Average Net Assets

Total expenses	1.67%	1.56%	1.67%	2.65%[7]

Total expenses after fees waived	1.67%	1.56%	1.67%	2.15%[7]

Net investment income	1.43%	1.27%	0.92%	1.36%[7]

Supplemental Data

Net assets, end of period (000)	$22,280	$34,072	$30,747	$15,321

Portfolio turnover	76%	69%	70%	67%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes a redemption fee, which is less than $0.01 per share.
[4]	Total investment returns exclude the effects of any sales charges.
[5]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
[6]	Aggregate total investment return.
[7]	Annualized.

Financial Highlights (continued)

	Investor B

	MFS Research International FDP Fund

	Year Ended May 31,			July 27, 2005[1] to May 31, 2006

	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$13.72	$14.49	$12.11	$10.00

Net investment income (loss)[2]	0.05	0.05	(0.00)[3]	0.04

Net realized and unrealized gain (loss)[4]	(5.20)	0.14	2.76	2.07

Net increase (decrease) from investment operations	(5.15)	0.19	2.76	2.11

Dividends and distributions from:
Net investment income	(0.06)	(0.02)	(0.06)	—
Net realized gain	(0.06)	(0.94)	(0.32)	—

Total dividends and distributions	(0.12)	(0.96)	(0.38)	—

Net asset value, end of period	$8.45	$13.72	$14.49	$12.11

Total Investment Return[5]

Based on net asset value	(37.76)%[6]	1.62%	23.34%	21.10%[7]

Ratios to Average Net Assets

Total expenses	2.45%	2.35%	2.46%	3.42%[8]

Total expenses after fees waived	2.45%	2.35%	2.46%	2.92%[8]

Net investment income (loss)	0.51%	0.40%	(0.01)%	0.43%[8]

Supplemental Data

Net assets, end of period (000)	$2,581	$5,365	$5,708	$4,169

Portfolio turnover	76%	69%	70%	67%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than $(0.01) per share.
[4]	Includes a redemption fee, which is less than $0.01 per share.
[5]	Total investment returns exclude the effects of sales charges.
[6]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
[7]	Aggregate total investment return.
[8]	Annualized.

Financial Highlights (continued)

	Investor C

	MFS Research International FDP Fund

	Year Ended May 31,			July 27, 2005[1] to May 31, 2006

	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$13.69	$14.48	$12.11	$10.00

Net investment income[2]	0.05	0.07	0.02	0.06

Net realized and unrealized gain (loss)[3]	(5.18)	0.10	2.74	2.05

Net increase (decrease) from investment operations	(5.13)	0.17	2.76	2.11

Dividends and distributions from:
Net investment income	(0.07)	(0.02)	(0.07)	—
Net realized gain	(0.06)	(0.94)	(0.32)	—

Total dividends and distributions	(0.13)	(0.96)	(0.39)	—

Net asset value, end of period	$8.43	$13.69	$14.48	$12.11

Total Investment Return[4]

Based on net asset value	(37.75)%[5]	1.57%	23.39%	21.10%[6]

Ratios to Average Net Assets

Total expenses	2.43%	2.32%	2.44%	3.41%[7]

Total expenses after fees waived	2.43%	2.32%	2.44%	2.92%[7]

Net investment income (loss)	0.62%	0.51%	0.18%	0.57%[7]

Supplemental Data

Net assets, end of period (000)	$89,330	$153,414	$135,866	$65,729

Portfolio turnover	76%	69%	70%	67%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes a redemption fee, which is less than $0.01 per share.
[4]	Total investment returns exclude the effects of sales charges.
[5]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
[6]	Aggregate total investment return.
[7]	Annualized.

Financial Highlights (continued)

	Institutional

	Marsico Growth FDP Fund

	Year Ended May 31,			July 27, 2005[1] to May 31, 2006

	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$12.28	$12.35	$10.70	$10.00

Net investment income (loss)[2]	0.05	0.03	0.02	(0.04)

Net realized and unrealized gain (loss)	(4.04)	(0.10)	1.63	0.74

Net increase (decrease) from investment operations	(3.99)	(0.07)	1.65	0.70

Net asset value, end of period	$8.29	$12.28	$12.35	$10.70

Total Investment Return[3]

Based on net asset value	(32.49)%	(0.57)%	15.42%	7.00%[4]

Ratios to Average Net Assets

Total expenses	1.20%	1.09%	1.17%	1.90%[5]

Total expenses after fees waived	1.20%	1.09%	1.17%	1.60%[5]

Net investment income (loss)	0.54%	0.27%	0.17%	(0.43)%[5]

Supplemental Data

Net assets, end of period (000)	$2,102	$3,184	$2,657	$1,174

Portfolio turnover	83%	67%	44%	31%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Total investment returns exclude the effects of any sales charges.
[4]	Aggregate total investment return.
[5]	Annualized.

Financial Highlights (continued)

	Investor A

	Marsico Growth FDP Fund

	Year Ended May 31,			July 27, 2005[1] to May 31, 2006

	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$12.20	$12.30	$10.69	$10.00

Net investment income (loss)[2]	0.03	0.00[3]	(0.01)	(0.04)

Net realized and unrealized gain (loss)	(4.02)	(0.10)	1.62	0.73

Net increase (decrease) from investment operations	(3.99)	(0.10)	1.61	0.69

Net asset value, end of period	$8.21	$12.20	$12.30	$10.69

Total Investment Return[4]

Based on net asset value	(32.70)%	(0.81)%	15.06%	6.90%[5]

Ratios to Average Net Assets

Total expenses	1.44%	1.33%	1.42%	1.76%[6]

Total expenses after fees waived	1.44%	1.33%	1.42%	1.72%[6]

Net investment income (loss)	0.30%	0.03%	(0.08)%	(0.48)%[6]

Supplemental Data

Net assets, end of period (000)	$18,156	$28,583	$26,181	$12,910

Portfolio turnover	83%	67%	44%	31%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than $0.01 per share.
[4]	Total investment returns exclude the effects of any sales charges.
[5]	Aggregate total investment return.
[6]	Annualized.

Financial Highlights (continued)

	Investor B

	Marsico Growth FDP Fund

	Year Ended May 31,			July 27, 2005[1] to May 31, 2006

	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$11.94	$12.12	$10.62	$10.00

Net investment loss[2]	(0.04)	(0.09)	(0.10)	(0.12)

Net realized and unrealized gain (loss)	(3.93)	(0.09)	1.60	0.74

Net increase (decrease) from investment operations	(3.97)	(0.18)	1.50	0.62

Net asset value, end of period	$7.97	$11.94	$12.12	$10.62

Total Investment Return[3]

Based on net asset value	(33.25)%	(1.49)%	14.12%	6.20%[4]

Ratios to Average Net Assets

Total expenses	2.24%	2.11%	2.20%	2.57%[5]

Total expenses after fees waived	2.24%	2.11%	2.20%	2.52%[5]

Net investment loss	(0.48)%	(0.74)%	(0.87)%	(1.30)%[5]

Supplemental Data

Net assets, end of period (000)	$2,133	$4,412	$4,772	$3,362

Portfolio turnover	83%	67%	44%	31%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Aggregate total investment return.
[5]	Annualized.

Financial Highlights (continued)

	Investor C

	Marsico Growth FDP Fund

	Year Ended May 31,			July 27, 2005[1] to May 31, 2006

	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$11.94	$12.13	$10.62	$10.00

Net investment loss[2]	(0.04)	(0.09)	(0.10)	(0.11)

Net realized and unrealized gain (loss)	(3.93)	(0.10)	1.61	0.73

Net increase (decrease) from investment operations	(3.97)	(0.19)	1.51	0.62

Net asset value, end of period	$7.97	$11.94	$12.13	$10.62

Total Investment Return[3]

Based on net asset value	(33.25)%	(1.57)%	14.22%	6.20%[4]

Ratios to Average Net Assets

Total expenses	2.21%	2.09%	2.19%	2.55%[5]

Total expenses after fees waived	2.21%	2.09%	2.19%	2.51%[5]

Net investment loss	(0.46)%	(0.74)%	(0.85)%	(1.27)%[5]

Supplemental Data

Net assets, end of period (000)	$72,992	$127,254	$114,454	$54,566

Portfolio turnover	83%	67%	44%	31%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Aggregate total investment return.
[5]	Annualized.

Financial Highlights (continued)

	Institutional

	Van Kampen Value FDP Fund

	Year Ended May 31,			July 27, 2005[1] to May 31, 2006

	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$10.30	$12.45	$10.50	$10.00

Net investment income[2]	0.15	0.18	0.19	0.12

Net realized and unrealized gain (loss)	(3.27)	(1.90)	1.86	0.43

Net increase (decrease) from investment operations	(3.12)	(1.72)	2.05	0.55

Dividends and distributions from:
Net investment income	(0.17)	(0.17)	(0.05)	(0.05)
Net realized gain	(0.01)	(0.26)	(0.05)	(0.00)[3]

Total dividends and distributions	(0.18)	(0.43)	(0.10)	(0.05)

Net asset value, end of period	$7.00	$10.30	$12.45	$10.50

Total Investment Return[4]

Based on net asset value	(30.38)%	(14.15)%	20.95%	5.56%[5]

Ratios to Average Net Assets

Total expenses	1.06%	1.02%	1.08%	1.81%[6]

Total expenses after fees waived	1.06%	1.02%	1.08%	1.58%[6]

Net investment income	1.95%	1.65%	1.67%	1.31%[6]

Supplemental Data

Net assets, end of period (000)	$2,105	$3,131	$2,739	$1,202

Portfolio turnover	38%	25%	26%	14%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than ($0.01) per share.
[4]	Total investment returns exclude the effects of any sales charges.
[5]	Aggregate total investment return.
[6]	Annualized.

Financial Highlights (continued)

	Investor A

	Van Kampen Value FDP Fund

	Year Ended May 31,			July 27, 2005[1] to May 31, 2006

	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$10.29	$12.43	$10.49	$10.00

Net investment income[2]	0.13	0.15	0.16	0.11

Net realized and unrealized gain (loss)	(3.27)	(1.89)	1.87	0.43

Net increase (decrease) from investment operations	(3.14)	(1.74)	2.03	0.54

Dividends and distributions from:
Net investment income	(0.15)	(0.14)	(0.04)	(0.05)
Net realized gain	(0.01)	(0.26)	(0.05)	(0.00)[3]

Total dividends and distributions	(0.16)	(0.40)	(0.09)	(0.05)

Net asset value, end of period	$6.99	$10.29	$12.43	$10.49

Total Investment Return[4]

Based on net asset value	(30.62)%	(14.29)%	20.65%	5.40%[5]

Ratios to Average Net Assets

Total expenses	1.30%	1.26%	1.33%	1.71%[6]

Total expenses after fees waived	1.30%	1.26%	1.33%	1.69%[6]

Net investment income	1.69%	1.40%	1.42%	1.26%[6]

Supplemental Data

Net assets, end of period (000)	$17,813	$27,616	$26,194	$13,135

Portfolio turnover	38%	25%	26%	14%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than ($0.01) per share.
[4]	Total investment returns exclude the effects of any sales charges.
[5]	Aggregate total investment return.
[6]	Annualized.

Financial Highlights (continued)

	Investor B

	Van Kampen Value FDP Fund

	Year Ended May 31,			July 27, 2005[1] to May 31, 2006

	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$10.23	$12.36	$10.45	$10.00

Net investment income[2]	0.07	0.07	0.07	0.04

Net realized and unrealized gain (loss)	(3.25)	(1.89)	1.91	0.43

Net increase (decrease) from investment operations	(3.18)	(1.82)	1.98	0.47

Dividends and distributions from:
Net investment income	(0.07)	(0.05)	(0.02)	(0.02)
Net realized gain	(0.01)	(0.26)	(0.05)	(0.00)[3]

Total dividends and distributions	(0.08)	(0.31)	(0.07)	(0.02)

Net asset value, end of period	$6.97	$10.23	$12.36	$10.45

Total Investment Return[4]

Based on net asset value	(31.13)%	(14.99)%	19.67%	4.76%[5]

Ratios to Average Net Assets

Total expenses	2.08%	2.05%	2.12%	2.52%[6]

Total expenses after fees waived	2.08%	2.05%	2.12%	2.49%[6]

Net investment income	0.91%	0.60%	0.63%	0.45%[6]

Supplemental Data

Net assets, end of period (000)	$2,182	$4,303	$5,002	$3,671

Portfolio turnover	38%	25%	26%	14%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than ($0.01) per share.
[4]	Total investment returns exclude the effects of sales charges.
[5]	Aggregate total investment return.
[6]	Annualized.

Financial Highlights (continued)

	Investor C

	Van Kampen Value FDP Fund

	Year Ended May 31,			July 27, 2005[1] to May 31, 2006

	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$10.21	$12.35	$10.45	$10.00

Net investment income[2]	0.07	0.07	0.07	0.04

Net realized and unrealized gain (loss)	(3.24)	(1.89)	1.90	0.44

Net increase (decrease) from investment operations	(3.17)	(1.82)	1.97	0.48

Dividends and distributions from:
Net investment income	(0.08)	(0.06)	(0.02)	(0.03)
Net realized gain	(0.01)	(0.26)	(0.05)	(0.00)[3]

Total dividends and distributions	(0.09)	(0.32)	(0.07)	(0.03)

Net asset value, end of period	$6.95	$10.21	$12.35	$10.45

Total Investment Return[4]

Based on net asset value	(31.13)%	(15.00)%	19.67%	4.78%[5]

Ratios to Average Net Assets

Total expenses	2.06%	2.02%	2.11%	2.50%[6]

Total expenses after fees waived	2.06%	2.02%	2.11%	2.47%[6]

Net investment income	0.93%	0.63%	0.65%	0.48%[6]

Supplemental Data

Net assets, end of period (000)	$71,843	$122,891	$115,710	$56,102

Portfolio turnover	38%	25%	26%	14%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than ($0.01) per share.
[4]	Total investment returns exclude the effects of sales charges.
[5]	Aggregate total investment return.
[6]	Annualized.

Financial Highlights (continued)

	Institutional

	Franklin Templeton Total Return FDP Fund

	Year Ended May 31,			July 27, 2005[1] to May 31, 2006

	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$9.80	$9.86	$9.63	$10.00

Net investment income[2]	0.42	0.46	0.43	0.30

Net realized and unrealized gain (loss)	(0.61)	(0.02)	0.22	(0.36)

Net increase (decrease) from investment operations	(0.19)	0.44	0.65	(0.06)

Dividends and distributions from:
Net investment income	(0.56)	(0.46)	(0.42)	(0.31)
Net realized gain	(0.08)	(0.04)	—	(0.00)[3]

Total dividends and distributions	(0.64)	(0.50)	(0.42)	(0.31)

Net asset value, end of period	$8.97	$9.80	$9.86	$9.63

Total Investment Return[4]

Based on net asset value	(1.49)%	4.45%	6.97%	(0.55)%[5]

Ratios to Average Net Assets

Total expenses	0.82%	0.66%	0.79%	1.47%[6]

Total expenses after fees waived	0.82%	0.66%	0.79%	1.28%[6]

Net investment income	4.77%	4.58%	4.37%	3.55%[6]

Supplemental Data

Net assets, end of period (000)	$2,347	$3,091	$2,597	$982

Portfolio turnover	304%[7]	288%[8]	253%	122%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than ($0.01) per share.
[4]	Total investment returns exclude the effects of any sales charges.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Includes mortgage dollar rolls transactions. Excluding these transactions the portfolio turnover would have been 151%.
[8]	Includes TBA transactions. Excluding these transactions the portfolio turnover would have been 150%.

Financial Highlights (continued)

	Investor A

	Franklin Templeton Total Return FDP Fund

	Year Ended May 31,			July 27, 2005[1] to May 31, 2006

	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$9.80	$9.86	$9.63	$10.00

Net investment income[2]	0.40	0.43	0.40	0.29

Net realized and unrealized gain (loss)	(0.60)	(0.02)	0.23	(0.39)

Net increase (decrease) from investment operations	(0.20)	0.41	0.63	(0.10)

Dividends and distributions from:
Net investment income	(0.54)	(0.43)	(0.40)	(0.27)
Net realized gain	(0.08)	(0.04)	—	(0.00)[3]

Total dividends and distributions	(0.62)	(0.47)	(0.40)	(0.27)

Net asset value, end of period	$8.98	$9.80	$9.86	$9.63

Total Investment Return[4]

Based on net asset value	(1.62)%	4.20%	6.71%	(0.76)%[5]

Ratios to Average Net Assets

Total expenses	1.04%	0.92%	1.04%	1.32%[6]

Total expenses after fees waived	1.04%	0.92%	1.04%	1.31%[6]

Net investment income	4.54%	4.32%	4.12%	3.67%[6]

Supplemental Data

Net assets, end of period (000)	$25,699	$37,566	$32,460	$16,018

Portfolio turnover	304%[7]	288%[8]	253%	122%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than ($0.01) per share.
[4]	Total investment returns exclude the effects of any sales charges.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Includes mortgage dollar rolls transactions. Excluding these transactions the portfolio turnover would have been 151%.
[8]	Includes TBA transactions. Excluding these transactions the portfolio turnover would have been 150%.

Financial Highlights (continued)

	Investor B

	Franklin Templeton Total Return FDP Fund

	Year Ended May 31,			July 27, 2005[1] to May 31, 2006

	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$9.80	$9.86	$9.63	$10.00

Net investment income[2]	0.36	0.38	0.35	0.25

Net realized and unrealized gain (loss)	(0.61)	(0.02)	0.22	(0.39)

Net increase (decrease) from investment operations	(0.25)	0.36	0.57	(0.14)

Dividends and distributions from:
Net investment income	(0.49)	(0.38)	(0.34)	(0.23)
Net realized gain	(0.08)	(0.04)	—	(0.00)[3]

Total dividends and distributions	(0.57)	(0.42)	(0.34)	(0.23)

Net asset value, end of period	$8.98	$9.80	$9.86	$9.63

Total Investment Return[4]

Based on net asset value	(2.16)%	3.66%	6.15%	(1.19)%[5]

Ratios to Average Net Assets

Total expenses	1.57%	1.45%	1.57%	1.86%[6]

Total expenses after fees waived	1.57%	1.45%	1.57%	1.85%[6]

Net investment income	3.99%	3.80%	3.59%	3.12%[6]

Supplemental Data

Net assets, end of period (000)	$2,489	$4,138	$4,377	$3,395

Portfolio turnover	304%[7]	288%[8]	253%	122%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than ($0.01) per share.
[4]	Total investment returns exclude the effects of sales charges.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Includes mortgage dollar rolls transactions. Excluding these transactions the portfolio turnover rate would have been 151%.
[8]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 150%.

Financial Highlights (concluded)

	Investor C

	Franklin Templeton Total Return FDP Fund

	Year Ended May 31,			July 27, 2005[1] to May 31, 2006

	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$9.80	$9.86	$9.63	$10.00

Net investment income[2]	0.35	0.37	0.35	0.25

Net realized and unrealized gain (loss)	(0.60)	(0.01)	0.22	(0.40)

Net increase (decrease) from investment operations	(0.25)	0.36	0.57	(0.15)

Dividends and distributions from:
Net investment income	(0.49)	(0.38)	(0.34)	(0.22)
Net realized gain	(0.08)	(0.04)	—	(0.00)[3]

Total dividends and distributions	(0.57)	(0.42)	(0.34)	(0.22)

Net asset value, end of period	$8.98	$9.80	$9.86	$9.63

Total Investment Return[4]

Based on net asset value	(2.18)%	3.62%	6.10%	(1.23)%[5]

Ratios to Average Net Assets

Total expenses	1.59%	1.48%	1.62%	1.91%[6]

Total expenses after fees waived	1.59%	1.48%	1.62%	1.90%[6]

Net investment income	3.97%	3.75%	3.54%	3.07%[6]

Supplemental Data

Net assets, end of period (000)	$105,212	$164,222	$135,750	$68,162

Portfolio turnover	304%[7]	288%[8]	253%	122%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than ($0.01) per share.
[4]	Total investment returns exclude the effects of sales charges.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Includes mortgage dollar rolls transactions. Excluding these transactions the portfolio turnover rate would have been 151%.
[8]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 150%.

General Information

Shareholder Documents

Electronic Delivery of Annual Reports, Semi-Annual Reports and Prospectuses

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program. To enroll:

  Access the website at http://www.icsdelivery.com/live

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial professional.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow s Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

Glossary

Glossary of Investment Terms

“Bottom-Up” — an investment style that emphasizes analysis of individual stocks over economic and market cycles.

Common Stocks — securities representing shares of ownership of a corporation.

Convertible Securities — fixed income securities, such as bonds or preferred stock, that are exchangeable for shares of common stock of the issuer or another company.

Depositary Receipts — receipts issued by a bank or trust company that evidence underlying securities issued by foreign corporations.

Emerging Market Issues — issuers in countries in the initial stages of their industrialization cycles with low per capita income.

Equity Securities — common stock, preferred stock, securities convertible into common stock, and securities or other instruments whose price is linked to the value of common stock.

Financial Futures Contract — an agreement to buy or sell a specific security or securities at a specified future date and price.

High Yield Bonds — (also known as “junk bonds”) debt securities that are rated below investment grade by recognized rating agencies, including Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s (S&P) and Fitch Ratings (Fitch), or unrated securities that Fund management believes are of comparable quality.

Investment Grade — the four highest rating categories of recognized rating agencies, including Moody’s, S&P and Fitch.

Large Cap Companies — under current market conditions, companies whose market capitalization is at least $5 billion at the time of purchase. This definition of large cap companies may be changed in response to changes in the markets.

Preferred Stock — class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

“Top-Down” — an investment style that considers such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Management Fee — a fee paid to BlackRock for managing a Fund.

Other Expenses — include accounting, transfer agency, custody, professional fees and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund.

Glossary of Other Terms

Dividends — includes ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Letter of Intent — permits you to pay the sales charge that would apply if you add up all qualifying Investor class and Institutional Shares of BlackRock Funds that you agree to buy within a 13-month period. Certain restrictions apply.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Right of Accumulation — permits you to pay the sales charge that would apply to the current value of all qualifying Investor Class and Institutional Shares taken together that you own in BlackRock Funds.

For More Information

Funds and Service Providers

FUNDS

FDP Series, Inc.
     MFS Research International FDP Fund
      Marsico Growth FDP Fund
      Van Kampen Value FDP Fund
      Franklin Templeton Total Return FDP Fund
100 Bellevue Parkway
Wilmington, Delaware 19809

Written Correspondence:
c/o PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail:
c/o PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, Rhode Island 02860-1427

(800) 441-7762

MANAGER

BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISERS

Massachusetts Financial Services Company
500 Boylston Street
Boston, Massachusetts 02116

Marsico Capital Management, LLC
1200 17th Street, Suite 1600
Denver, Colorado 80202

Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Franklin Advisers, Inc.
One Franklin Parkway
San Mateo, California 94403-1996

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
750 College Road East
Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER

State Street Bank and Trust Company
600 College Road East
Princeton, New Jersey 08540

DISTRIBUTOR

BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Fund’s investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information

A Statement of Additional Information, dated September 29, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 441-7762.

Purchases and Redemptions

Call your financial professional.

Written Correspondence

FDP Series, Inc.
c/o PNC Global Investment Servicing (U.S.) Inc.
PO Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail

FDP Series, Inc.
c/o PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, Rhode Island 02860 (800) 441-7762

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), on any business day.
Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE # 811-21744
© BlackRock Advisors, LLC

Code # PRO-FDPS-0909

STATEMENT OF ADDITIONAL INFORMATION

FDP Series, Inc.

MFS Research International FDP Fund
Marsico Growth FDP Fund
Van Kampen Value FDP Fund
Franklin Templeton Total Return FDP Fund

100 Bellevue Parkway, Wilmington, Delaware 19809 • Phone No. (800) 441-7762

     This Statement of Additional Information of MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund (each, a “Fund” and collectively, the “Funds”), each a series of FDP Series, Inc. (the “Corporation”), is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated September 29, 2009, which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained without charge, by calling 1-800-441-7762 or by writing to a Fund at the above address. The Funds’ Prospectus is incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to the Funds have been incorporated by reference into the Funds’ Prospectus. The portions of Part II of this Statement of Additional Information that do not relate to the Funds do not form a part of the Funds’ Statement of Additional Information, have not been incorporated by reference into the Funds’ Prospectus and should not be relied upon by investors in the Funds. Each Fund’s audited financial statements are incorporated into this Statement of Additional Information by reference to the Corporation’s 2009 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.

BlackRock Advisors, LLC — Manager

BlackRock Investments, LLC — Distributor

The date of this Statement of Additional Information is September 29, 2009

PART I: INFORMATION ABOUT FDP SERIES, INC.

     Part I of this Statement of Additional Information sets forth information about the MFS Research International FDP Fund (the “MFS Fund”), the Marsico Growth FDP Fund (the “Marsico Fund”), the Van Kampen Value FDP Fund (the “Van Kampen Fund”) and the Franklin Templeton Total Return FDP Fund (the “Franklin Templeton Fund”), each a series of the Corporation. It includes information about the Corporation’s Board of Directors, the advisory services provided to and the management fees paid by each Fund, and information about other fees to be paid by and services to be provided to each Fund. This Part I should be read in conjunction with the Funds’ Prospectus and those portions of Part II of this Statement of Additional Information that pertain to each Fund.

I. Investment Objectives and Policies

MFS Research International FDP Fund

     The investment objective of the MFS Fund is capital appreciation. This is a non-fundamental policy of the MFS Fund and may be changed by the Board of Directors without shareholder approval. The MFS Fund is classified as an open-end diversified investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There can be no guarantee that the MFS Fund’s investment objective will be achieved.

     The Fund invests, under normal market conditions, at least 65% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of foreign companies. The Fund focuses on foreign companies (including emerging market issuers) that Massachusetts Financial Services Company (“MFS”) believes have above-average earnings growth potential compared to other companies (growth companies), on companies it believes are undervalued compared to their perceived worth (value companies), or on a combination of growth and value companies. Under normal market conditions, the Fund will be invested in a number of different countries throughout the world. However, MFS may invest a relatively high percentage of the Fund’s assets in a single country, a small number of countries, or a particular geographic region. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. The Fund may invest in securities with any market capitalization.

     A team of investment research analysts selects portfolio securities for the Fund. MFS allocates the Fund’s assets to analysts by broad market sectors.

     MFS uses a bottom up investment approach in buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

     The Fund will normally invest a portion of its assets in U.S. dollars or in short-term instruments, such as money market securities and repurchase agreements for temporary emergency purposes or to meet redemptions. The Fund may also invest, without limit, in short-term investments, purchase high quality bonds or buy or sell derivatives to reduce exposure to equity securities when Fund management believes it is advisable to do so (on a temporary defensive basis). Short-term investments and temporary defensive positions may limit the potential for growth in the value of your shares and may, therefore, limit the Fund’s ability to achieve its investment objective.

     The Fund may invest in derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments. The derivatives that the Fund may use include futures, forwards, options, indexed and inverse securities and swaps.

     The Fund may also lend its portfolio securities and may invest uninvested cash balances in affiliated money market funds.

Marsico Growth FDP Fund

     The investment objective of the Marsico Fund is long-term growth of capital. This is a non-fundamental policy of the Marsico Fund and may be changed by the Board of Directors without shareholder approval. The Marsico Fund seeks to achieve this investment objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. The Marsico Fund also may invest up to 25% of its assets in equity securities of companies located in countries other than the United States. The Marsico Fund is classified as an open-end diversified investment company under the Investment Company Act. There can be no guarantee that the Marsico Fund’s investment objective will be achieved.

     The Marsico Fund invests primarily in equity securities of large cap companies that are selected for their growth potential. The Fund generally holds a core position of between 35 and 50 common stocks. The Fund may at times hold a limited number of additional common stocks such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. The Fund may hold up to 25% of its assets in foreign securities and American Depositary Receipts (“ADRs”).

     In selecting investments for the Fund, Marsico Capital Management LLC (“Marsico”) uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection.

     The “top-down” approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the “top-down” analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

     Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

     As part of this fundamental, bottom-up research, Marsico may visit with various levels of a company’s management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

     Marsico may reduce or sell investments in portfolio securities if, in the opinion of Marsico, a security’s fundamentals change substantially, its price appreciates excessively in relation to fundamental prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere or for other reasons.

     The Fund’s core investments generally may include established companies and securities that offer long-term growth potential. However, the Fund also may typically include more securities of less mature companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Fund may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance) and may increase taxable distributions for shareholders.

     The Fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

     The Fund may also invest in securities that aren’t part of its principal investment strategies, but it won’t hold more than 10% of its assets in any one type of these securities; including: convertible securities, corporate debt securities, preferred stock, illiquid securities, high-yield/lower-rated debt securities; private placements and other restricted securities; preferred stock; zero-coupon, pay-in-kind and step-coupon securities. There are no restrictions on the maturity of the debt securities in which the Fund may invest.

     The Fund may use derivatives to hedge its investment portfolio against market and currency risks. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the S&P 500 Index. The derivatives that the Fund may use include futures, options, indexed securities and inverse securities, stripped securities, warrants and swap contracts, and forward foreign currency exchange contracts.

     As a temporary measure for defensive purposes, the Fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These investments may adversely affect the Fund’s ability to meet its investment objective.

The Van Kampen Value FDP Fund

     The investment objective of the Van Kampen Fund is capital growth and income. This is a non-fundamental policy of the Van Kampen Fund and may be changed by the Board of Directors without shareholder approval. The Van Kampen Fund seeks to achieve this investment objective by investing primarily in a diversified portfolio of equity securities of companies located in the United States. The Van Kampen Fund also may invest up to 25% of its assets in equity securities of companies located in countries other than the United States. The Van Kampen Fund is classified as an open-end diversified investment company under the Investment Company Act. There can be no guarantee that the Van Kampen Fund’s investment objective will be achieved.

     In selecting securities for investment, the Fund focuses primarily on the security’s potential for capital growth and income. The Fund emphasizes a value style of investing seeking well-established, undervalued companies. Fund management generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Fund may invest in securities of small-, medium- or large-sized companies. Small- and medium-sized companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- or medium-sized companies, the Fund may be subject to greater risk than that assumed through investment in the securities of larger-sized companies.

     The Fund may dispose of a security whenever, in the opinion of Fund management, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

     Under normal market conditions, Fund management seeks to achieve the Fund’s investment objective by investing in equity securities consisting principally of common stocks, and also may invest in other equity securities, including preferred stocks and securities convertible into common and preferred stocks. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks at the time of investment.

     The Fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

     The Fund may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. Government). There are no restrictions on the maturity of the debt securities in which the Fund may invest.

     As a temporary measure for defensive purposes, the Fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These investments may adversely affect the Fund’s ability to meet its investment objective.

     The Fund may use derivatives to hedge its investment portfolio against market and currency risks and to enhance return. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the S&P 500 Index. The derivatives that the Fund may use include futures, forwards, options, indexed securities and inverse securities.

     For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

     The Fund may invest up to 10% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forgo other investment opportunities.

     The Fund generally holds up to 10% of its total assets in high-quality short-term debt securities and in investment grade corporate debt securities to provide liquidity (collectively, “temporary investments”). High-quality short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, banker’s acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Investment grade corporate debt securities include securities rated within the four highest grades assigned by Moody’s Investors Service, Inc. (“Moody’s”) or by Standard & Poor’s (“S&P”). The market prices of such debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities may decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities tend to fluctuate more in response to changes in interest rates than shorter-term securities. Securities rated Baa by Moody’s or BBB by S&P are in the lowest of the four investment grades and are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.

     The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when Fund management believes the potential for capital growth or income has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if Fund management considers portfolio changes appropriate.

Franklin Templeton Total Return FDP Fund

     The primary investment objective of the Franklin Templeton Fund is to provide shareholders with high current income, consistent with preservation of capital. As a secondary objective, the Franklin Templeton Fund seeks capital appreciation over the long-term. These investment objectives are non-fundamental policies of the Franklin Templeton Fund and may be changed by the Board of Directors without shareholder approval. There can be no assurance that the objectives of the Franklin Templeton Fund can be achieved. The Franklin Templeton Fund is classified as an open-end diversified investment company under the Investment Company Act.

     Under normal market conditions, the Fund invests at least 80% of its assets in investment grade debt securities and investments, including government and corporate debt securities, mortgage- and asset-backed securities, investment grade corporate loans and futures with reference securities that are investment grade. The Fund generally invests in investment grade securities or in unrated securities Fund management determines are comparable. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s (S&P®) (rated BBB or better), Moody’s Investors Service (Moody’s) (rated Baa or higher) and Fitch Ratings (Fitch) (rated BBB or better) are considered investment grade. Securities rated Ba or lower by Moody’s or BB or lower by S&P® are considered to be below investment grade. The Fund may invest up to 20% of total assets in non-investment grade debt securities, including up to 5% in securities rated lower than B by S&P or Moody’s, which may include defaulted securities. The Fund’s focus on the credit quality of its portfolio is intended to reduce credit risk and help to preserve the Fund’s capital.

     Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. The mortgage securities purchased by the Fund are generally issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     Mortgage-backed securities represent an interest in a pool of mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings and other real estate. The individual mortgage loans are packaged or “pooled” together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. These securities may be fixed-rate or adjustable-rate mortgage securities (ARMS). The Fund may also invest in stripped mortgage-backed securities. The stripped mortgage-backed securities in which the Fund may invest will not be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government, although such securities are more liquid than privately issued stripped mortgage-backed securities.

     Government agency or instrumentality issues have different levels of credit support. Ginnie Mae pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Other Fund investments in U.S. government securities may include securities issued by U.S. government-sponsored entities, such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although U.S. government-sponsored entities may be chartered by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. government. For example, Fannie Mae and Freddie Mac pass-through mortgage certificates are backed by the credit of the respective instrumentality. The U.S. Department of the Treasury, however, has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yield of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

     Asset-backed securities are securities backed by loans, leases, and other receivables.

     The Fund may also invest in mortgage dollar rolls. In a mortgage dollar roll, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund earns money on a mortgage dollar roll from any difference between the sale price and the future purchase price, as well as the interest earned on the cash proceeds of the initial sale.

     In order to effectively manage cash flows in or out of the Fund, the Fund may buy and sell financial futures contracts or options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or securities at a specified future date and price. The Fund uses futures contracts on U.S. Treasury securities to help manage risks relating to interest rates and other market factors, to increase liquidity, to invest in particular instruments in more efficient or less expensive ways, and to quickly and efficiently cause new cash to be invested in the securities markets or, if cash will be needed to meet shareholder redemption requests, to remove Fund assets from exposure to the market. The Fund may invest a small portion of its assets directly in mortgage loans, may enter into forward currency contracts and currency futures contracts, and may invest in swap agreements.

     The Fund also may invest a portion of its assets in corporate loans made to, or issued by, borrowers that are U.S. companies, foreign borrowers and U.S. subsidiaries of foreign borrowers and that have floating interest rates. Floating interest rates vary with and are periodically adjusted to a generally recognized base interest rate such as LIBOR or the Prime Rate.

     In choosing investments, Fund management selects securities in various market sectors based on Fund management’s assessment of changing economic, market, industry and issuer conditions. Fund management uses a “top-down” analysis of macroeconomic trends, combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events. Fund management evaluates business cycles, changes in yield curves and apparent imbalances in values between and within markets. These factors can impact both income and potential for capital appreciation.

     The Fund may invest up to 25% of its total assets in foreign securities and up to 20% of its total assets in non-U.S. dollar denominated securities.

     Under unusual market or economic conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its net assets in U.S. government securities, certificates of deposit, bankers’ acceptances, commercial paper rated in the highest rating category by a recognized rating service, money market funds, repurchase agreements, cash or other high quality fixed-income securities that are consistent with the Fund’s objectives. The yield on such securities may be lower than the yield on lower-rated fixed-income securities. Temporary defensive positions may limit the potential for an increase in the value of your Fund’s shares or for the Fund to achieve its investment objectives.

     The Fund may invest uninvested cash balances in affiliated money market funds and may lend its portfolio securities.

     The Fund may also invest in preferred stocks, repurchase agreements, when-issued and delayed-delivery securities, and forward commitments, and may enter into standby commitment agreements. The Fund may also invest up to 15% of its net assets in illiquid securities.

II. Investment Restrictions

     The Corporation, on behalf of each Fund, has adopted restrictions and policies relating to the investment of each Fund’s assets and its activities. Certain of the restrictions are fundamental policies of each Fund and may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Corporation, on behalf of each Fund, has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval.

     Set forth below are each Fund’s fundamental and non-fundamental investment restrictions. Unless otherwise provided, all references below to the assets of a Fund are in terms of current market value.

     Under its fundamental investment restrictions, each Fund (unless otherwise noted) may not:

     (1) Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

     (2) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

     (3) Make investments for the purpose of exercising control or management. Investments by the Marsico Fund, the Van Kampen Fund and the MFS Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

     (4) Purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (5) Make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) a Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Funds’ Prospectus and Statement of Additional Information, as they may be amended from time to time and (iii) as may otherwise be permitted by an exemptive order issued to the Corporation by the Securities and Exchange Commission. (For purposes of this restriction, corporate debt securities include corporate loans purchased in the secondary market).

     (6) Issue senior securities to the extent such issuance would violate applicable law.

     (7) Borrow money, except that (i) a Fund may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) a Fund may purchase securities on margin to the extent permitted by applicable law. A Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by each Fund’s investment policies as set forth in the Funds’ Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

     (8) Underwrite securities of other issuers except insofar as a Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

     (9) Purchase or sell commodities or contracts on commodities, except to the extent that a Fund may do so in accordance with applicable law and the Funds’ Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under its non-fundamental investment restrictions, each Fund (unless otherwise noted) may not:

     (a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time that the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

     (b) Make short sales of securities or maintain a short position, except to the extent permitted by the Prospectus or applicable law.

     (c) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, in the ordinary course of business within seven days at approximately current value, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the Corporation has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction.

     (d) With respect to each Fund, notwithstanding fundamental investment restriction (7) above, borrow money or pledge its assets, except that each Fund (a) may borrow as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowing, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. The deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging a Fund, as applicable. Such leveraging or borrowing increases the exposure of a Fund to capital risk and borrowed funds are subject to interest costs which will reduce net income. Each Fund will not purchase securities while borrowing exceeds 5% of its total assets.

     Except with respect to investment restriction (7) above, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     For purposes of investment restriction (2) above, the Funds use the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

     In addition, as a non-fundamental policy that may be changed by the Board of Directors and to the extent required by the Commission or its staff, each Fund will, for purposes of fundamental investment restriction (1) above, treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

III. Information on Directors and Officers

     The Board of Directors (the “Board”) of the Funds consists of fourteen individuals (each, a “Director”), eleven of whom are not “interested persons” of the Funds as defined in the Investment Company Act (the “non-interested Directors”). The Directors are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

     The Board has five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.

     The members of the Audit Committee (the “Audit Committee”) are Fred G. Weiss (Chair), Robert M. Hernandez and Richard R. West, all of whom are non-interested Directors. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Funds’ independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Funds; (3) review the conduct and results of each independent audit of the Funds’ financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Funds and their service providers with respect to accounting and financial matters; (6) oversee the performance of the Funds’ internal audit functions provided by their investment advisers, administrators, pricing agents or other service providers; (7) oversee policies, procedures and controls regarding valuation of the Funds’ investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended May 31, 2009, the Audit Committee met four times.

     The members of the Governance and Nominating Committee (the “Governance Committee”) are Honorable Stuart E. Eizenstat (Chair), Robert M. Hernandez, Fred G. Weiss and Richard R. West, all of whom are non-interested Directors. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as non-interested Directors of the Funds and recommend non-interested Director nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Director compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended May 31, 2009, the Governance Committee met four times.

     The members of the Compliance Committee are James H. Bodurtha (Chair), Bruce R. Bond and Roberta Cooper Ramo, all of whom are non-interested Directors. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Funds, the fund-related activities of BlackRock and the Funds’ third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Funds and their service providers; (2) review information on and, where appropriate, recommend policies concerning the Funds’ compliance with applicable law, and (3) review reports from and make certain recommendations regarding the Funds’ Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended May 31, 2009, the Compliance Committee met five times.

     The members of the Performance Oversight Committee are David H. Walsh (Chair), Donald W. Burton, Kenneth A. Froot and John O’Brien, all of whom are non-interested Directors, and Richard S. Davis, who serves as an interested Director. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Funds’ investment performance relative to their agreed-upon performance objectives. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review the Funds’ investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Funds’ investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended May 31, 2009, the Performance Oversight Committee met four times.

     The members of the Executive Committee (the “Executive Committee”) are James H. Bodurtha, Honorable Stuart E. Eizenstat, Robert M. Hernandez, David H. Walsh and Fred G. Weiss. The principal responsibilities of the Executive Committee are to (i) act on routine matters between meetings of the Board of Directors, (ii) act on such matters as may require urgent action between meetings of the Board of Directors, and (iii) exercise such other authority as may from time to time be delegated to the Committee by the Board of Directors. The Board has adopted a written charter for the Executive Committee. The Executive Committee was constituted on December 9, 2008 and did not meet during the fiscal year ended May 31, 2009.

Biographical Information

     Certain biographical and other information relating to the Directors of the Funds is set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of investment companies overseen in the complex of funds advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates (“BlackRock-advised funds”) and any public directorships.

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1]
James H. Bodurtha[3]	Director	2007 to	Director, The China Business Group,	35 Funds	None
40 East 52nd Street		present	Inc. (consulting firm) since 1996;	101 Portfolios
New York, NY			Chairman of the Board, Berkshire
10022			Holding Corporation since 1980; and
Formerly Executive Vice President
1944			thereof from 1996 to 2003.

Bruce R. Bond	Director	2007 to	Formerly Trustee and Member of the	35 Funds	None
40 East 52nd Street		present	Governance Committee, State Street	101 Portfolios
New York, NY			Research Mutual Funds from 1997 to
10022			2005; Formerly Board Member of
Governance, Audit and Finance
1946			Committee, Avaya Inc. (computer
equipment) from 2003 to 2007.

Donald W. Burton	Director	2002 to	Managing General Partner, The Burton	35 Funds	Knology, Inc.
40 East 52nd Street		present	Partnership, LP (an investment	101 Portfolios	(telecommu-
New York, NY			partnership) since 1979; Managing		nications);
10022			General Partner, The South Atlantic		Capital
			Venture Funds since 1983; Member of		Southwest
1944			the Investment Advisory Council of the		(financial)
Florida State Board of Administration
from 2001 to 2007.

Honorable Stuart E.	Director	2007 to	Partner and Head of International	35 Funds	Alcatel-Lucent
Eizenstat[4]		present	Practice, Covington and Burling (law	101 Portfolios	(telecommu-
40 East 52nd Street			firm) since 2001; International		nications);
New York, NY			Advisory Board Member, The Coca		Global
10022			Cola Company since 2002; Advisory		Specialty
			Board Member BT Americas		Metallurgical
1943			(telecommunications) since 2004;		(metallurgical
			Member of the Board of Directors,		industry); UPS
			Chicago Climate Exchange		Corporation
			(environmental) since 2006; Member		(delivery
			of the International Advisory Board		service)
GML (energy) since 2003.

Kenneth A. Froot	Director	2007 to	Professor, Harvard University since	35 Funds	None
40 East 52nd Street		present	1992.	101 Portfolios
New York, NY
10022
1957

Robert M.	Director	2007 to	Formerly Director, Vice Chairman and	35 Funds	ACE Limited
Hernandez[5]		present	Chief Financial Officer of USX	101 Portfolios	(insurance
40 East 52nd Street			Corporation (energy and steel business)		company);
New York, NY			from 1991 to 2001.		Eastman
10022					Chemical
Company
1944					(chemical);
RTI
International
Metals, Inc.
(metals);
TYCO
Electronics
(electronics)

(footnotes appear on page I-12)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

John F. O’Brien	Director	2005 to	Trustee, Woods Hole Oceanographic	35 Funds	Cabot
40 East 52nd Street		present	Institute since 2003; Formerly	101 Portfolios	Corporation
New York, NY			Director, Allmerica Financial		(chemicals);
10022			Corporation from 1995 to 2003;		LKQ
			Formerly Director, ABIOMED from		Corporation
1943			1989 to 2006; Formerly Director,		(auto parts
			Ameresco, Inc. (energy solutions		manufacturing);
			company) from 2006 to 2007.		TJX
Companies,
Inc. (retailer)

Roberta Cooper	Director	2007 to	Shareholder, Modrall, Sperling, Roehl,	35 Funds	None
Ramo		present	Harris & Sisk, P.A. (law firm) since	101 Portfolios
40 East 52nd Street			1993; Chairman of the Board, Cooper’s
New York, NY			Inc., (retail) since 2000; Director of
10022			ECMC Group (service provider to
students, schools and lenders) since
1942			2001; President Elect, The American
Law Institute, (non-profit), 2007;
Formerly President, American Bar
Association from 1995 to 1996.

David H. Walsh[6]	Director	2005 to	Director, National Museum of Wildlife	35 Funds	None
40 East 52nd Street		present	Art since 2007; Director, Ruckleshaus	101 Portfolios
New York, NY			Institute and Haub School of Natural
10022			Resources at the University of
Wyoming from 2006 to 2008; Trustee,
1941			University of Wyoming Foundation
since 2008; Director, The American
Museum of Fly Fishing since 1997;
Formerly Director, The National
Audubon Society from 1998 to 2005.

Fred G. Weiss[7]	Director	2007 to	Managing Director, FGW Associates	35 Funds	Watson
40 East 52nd Street		present	(consulting and investment company)	101 Portfolios	Pharmaceutical
New York, NY			since 1997; Director, Michael J. Fox		Inc.
10022			Foundation for Parkinson’s Research
since 2000; Formerly Director of BTG
1941			International Plc (a global technology
commercialization company) from
2001 to 2007.

Richard R. West	Director	2005 to	Dean Emeritus, New York University’s	35 Funds	Bowne & Co.,
40 East 52nd Street		present	Leonard N. Stern School of Business	101 Portfolios	Inc. (financial
New York, NY			Administration since 1995.		printers);
10022					Vornado
Realty Trust
1938					(real estate
company);
Alexander’s
Inc. (real estate
company)

Richard S. Davis	Director	2007 to	Managing Director, BlackRock, Inc.	173 Funds	None
40 East 52nd Street		present	since 2005; Formerly Chief Executive	283 Portfolios
New York, NY			Officer, State Street Research &
10022			Management Company from 2000 to
2005; Formerly Chairman of the Board
1945			of Trustees, State Street Research
Mutual Funds from 2000 to 2005;
Formerly Chairman, SSR Realty from
2000 to 2004.

(footnotes appear on page I-12)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Interested Directors[1,8]
Laurence D. Fink	Director	2007 to	Chairman and Chief Executive Officer	35 Funds	None
40 East 52nd Street		present	of BlackRock, Inc. since its formation	101 Portfolios
New York, NY			in 1998 and of BlackRock, Inc.’s
10022			predecessor entities since 1988 and
Chairman of the Executive and
1952			Management Committees; Formerly
Managing Director, The First Boston
Corporation, Member of its
Management Committee, Co-head of
its Taxable Fixed Income Division and
Head of its Mortgage and Real Estate
Products Group; Chairman of the Board
of several of BlackRock’s alternative
investment vehicles; Director of several
of BlackRock’s offshore funds;
Member of the Board of Trustees of
New York University, Chair of the
Financial Affairs Committee and a
member of the Executive Committee,
the Ad Hoc Committee on Board
Governance, and the Committee on
Trustees; Co-Chairman of the NYU
Hospitals Center Board of Trustees,
Chairman of the Development/Trustee
Stewardship Committee and Chairman
of the Finance Committee; Trustee, The
Boys’ Club of New York.

Henry Gabbay	Director	2007 to	Consultant, BlackRock, Inc. from 2007	173 Funds	None
40 East 52nd Street		present	to 2008; Formerly Managing Director,	283 Portfolios
New York, NY			BlackRock, Inc. from 1989 to 2007;
10022			Formerly Chief Administrative Officer,
BlackRock Advisors, LLC from 1998
1947			to 2007; Formerly President of
BlackRock Funds and BlackRock
Bond Allocation Target Shares from
2005 to 2007 and Treasurer of certain
closed-end funds in the BlackRock
fund complex from 1989 to 2006.

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2]	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Funds’ board in 2007, each Director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998 and Richard R. West, 1978.
[3]	Chairman of the Compliance Committee.
[4]	Chairman of the Governance and Nominating Committee.
[5]	Chairman of the Board of Directors.
[6]	Chairman of the Performance Oversight Committee.
[7]	Vice-Chairman of the Board of Directors and Chairman of the Audit Committee.
[8]	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds due to his former positions with BlackRock, Inc. and its affiliates and ownership of BlackRock, Inc. and PNC securities.

     Certain biographical and other information relating to the officers of the Funds is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Fund Officers[1]
Anne F. Ackerley	President	Since 2009	Managing Director of BlackRock, Inc.	173 registered	None
40 East 52nd Street	and Chief		since 2000; Vice President of the	investment
New York, NY	Executive		BlackRock-advised funds from 2007 to	companies
10022	Officer		2009; Chief Operating Officer of	consisting of
			BlackRock’s Account Management	283 portfolios
1962			Group (AMG) since 2009; Chief
Operating Officer of BlackRock’s U.S.
Retail Group from 2006 to 2009; Head
of BlackRock’s Mutual Fund Group
from 2000 to 2006.

Jeffrey Holland, CFA	Vice	Since 2009	Director of BlackRock, Inc. since	69 registered	None
40 East 52nd Street	President		2006; Chief Operating Officer of	investment
New York, NY			BlackRock’s U.S. Retail Group since	companies
10022			2009; Co-head of Product	consisting of
			Development and Management for	182 portfolios
1971			BlackRock’s U.S. Retail Group from
2007 to 2009; Product Manager of
Raymond James & Associates from
2003 to 2006.

Brendan Kyne	Vice	Since 2009	Director of BlackRock, Inc. since 2008;	173 registered	None
40 East 52nd Street	President		Head of Product Development and	investment
New York, NY			Management for BlackRock’s U.S.	companies
10022			Retail Group since 2009, co-head	consisting of
			thereof from 2007 to 2009; Vice	283 portfolios
1977			President of BlackRock, Inc. from 2005
to 2008; Associate of BlackRock, Inc.
from 2002 to 2004.

Brian Schmidt	Vice	Since 2009	Managing Director of BlackRock, Inc.	69 registered	None
40 East 52nd Street	President		since 2004; Various positions with	investment
New York, NY			U.S. Trust Company from 1991 to	companies
10022			2003; Director from 2001 to 2003;	consisting of
			Senior Vice President from 1998 to	182 portfolios
1958			2003; Vice President, Chief Financial
Officer and Treasurer of Excelsior
Funds, Inc., Excelsior Tax-Exempt
Funds, Inc. and Excelsior Funds Trust
from 2001 to 2003.

Neal J. Andrews	Chief	2007 to	Managing Director of BlackRock, Inc.	173 registered	None
40 East 52nd Street	Financial	present	since 2006; Senior Vice President and	investment
New York, NY	Officer		Line of Business Head of Fund	companies
10022			Accounting and Administration at PNC	consisting of
			Global Investment Servicing (U.S.)	283 portfolios
1966			Inc. from 1992 to 2006.

Jay M. Fife	Treasurer	2007 to	Managing Director of BlackRock, Inc.	173 registered	None
40 East 52nd Street		present	since 2007 and Director in 2006;	investment
New York, NY			Assistant Treasurer of the Merrill	companies
10022			Lynch Investment Managers, L.P.	consisting of
			(“MLIM”) and Fund Asset	283 portfolios
1970			Management, L.P. advised funds from
2005 to 2006; Director of MLIM Fund
Services Group from 2001 to 2006.

(footnotes appear on page I-14)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Brian P. Kindelan	Chief	2007 to	Chief Compliance Officer of the	173 registered	None
40 East 52nd Street	Compliance	present	BlackRock-advised Funds since 2007;	investment
New York, NY	Officer		Managing Director and Senior Counsel	companies
10022			of BlackRock, Inc. since 2005;	consisting of
			Director and Senior Counsel of	283 portfolios
1959			BlackRock Advisors, LLC from 2001 to 2004.

Howard Surloff	Secretary	2007 to	Managing Director and General	173 registered	None
40 East 52nd Street		present	Counsel of U.S. Funds of	investment
New York, NY			BlackRock, Inc. since 2006; General	companies
10022			Counsel (U.S.) of Goldman Sachs	consisting of
1965			Asset Management, L.P. from 1993 to 2006.	283 portfolios

[1]	Officers of the Funds serve at the pleasure of the Board of Directors.

Share Ownership

     Information relating to each Director’s share ownership in the Funds and in all registered funds in the BlackRock-advised funds that are overseen by the respective Director (“Supervised Funds”) as of December 31, 2008 is set forth in the chart below:

Name of Director[1]	Aggregate Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in Supervised Funds
Interested Directors:
Richard S. Davis	None	Over $100,000
Laurence D. Fink	None	$1-$10,000
Henry Gabbay	None	Over $100,000
Non-Interested Directors:
James H. Bodurtha	None	Over $100,000
Bruce R. Bond	None	Over $100,000
Donald W. Burton	None	None
Honorable Stuart E. Eizenstat	None	$1-$10,000
Kenneth A. Froot	None	Over $100,000
Robert M. Hernandez	None	Over $100,000
John F. O’Brien	None	Over $100,000
Roberta Cooper Ramo	None	Over $100,000
Jean Margo Reid[2]	None	Over $100,000
David H. Walsh	None	Over $100,000
Fred G. Weiss	None	Over $100,000
Richard R. West	None	$50,000-$100,000

[1]	With the exception of Mr. Bodurtha, Mr. Froot and Ms. Cooper Ramo, each of the Directors assumed office on November 1, 2007. The Directors anticipate purchasing additional shares of Supervised Funds in the near future.
[2]	Ms. Reid resigned as a Director of the Funds and as a director or trustee of all other BlackRock-advised funds effective August 1, 2009.

     As of September 16, 2009, the Directors and officers of the Corporation as a group owned an aggregate of less than 1% of the outstanding shares of any Fund. As of December 31, 2008, none of the non-interested Directors of the Corporation or their immediate family members owned beneficially or of record any securities of affiliates of the Investment Adviser, the Distributor, or any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser or the Distributor.

Compensation of Directors

     Through March 31, 2009, each Director who was a non-interested Director was paid as compensation an annual retainer of $150,000 per year for his or her services as Director to the BlackRock-advised funds, including the Funds, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chairman and Vice-Chairman of the Board were paid as compensation an additional annual retainer of $65,000 and $25,000, respectively, per year. The Chairmen of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee were paid as compensation an additional annual retainer of $25,000, respectively.

     Mr. Gabbay is an interested Director of Funds and serves as an interested Board member of other BlackRock-advised funds which are organized into one complex of closed-end funds and two complexes of open-end funds (each, a “BlackRock Fund Complex”). Effective January 1, 2009, Mr. Gabbay receives as compensation for his services as a Board member of each of the three BlackRock Fund Complexes, (i) an annual retainer of $412,500 allocated to the funds in the three BlackRock Fund Complexes, including the Funds and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $18,750 to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such Complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Mr. Gabbay will also be reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay’s compensation for serving on the boards of funds in the three BlackRock Fund Complexes (including the Funds) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the non-interested Board Members serving on such boards. The Board of the Funds or of any other fund in a BlackRock Fund Complex may modify the Board Members’ compensation from time to time depending on market conditions and Mr. Gabbay’s compensation would be impacted by those modifications.

     Each of the non-interested Directors and Mr. Gabbay have agreed to a 10% reduction in their compensation effective April 1, 2009, which is not reflected in the compensation amounts noted in the prior paragraphs.

     The following table sets forth the compensation earned by the Directors for the fiscal year ended May 31, 2009 and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2008.

Name[1]	Aggregate Compensation from the Funds	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Funds and Other BlackRock- Advised Funds
Non-Interested Directors
James H. Bodurtha[2]	$6,568	None	$300,000
Bruce R. Bond	$6,394	None	$275,000
Donald W. Burton	$6,394	None	$275,000
Honorable Stuart E. Eizenstat[3]	$6,568	None	$300,000
Kenneth A. Froot	$5,303	None	$237,500
Robert M. Hernandez[4]	$6,848	None	$340,000
John F. O’Brien	$6,394	None	$275,000
Roberta Cooper Ramo	$6,394	None	$275,000
Jean Margo Reid[8]	$6,394	None	$275,000
David H. Walsh[5]	$6,568	None	$300,000
Fred G. Weiss[6]	$6,743	None	$325,000
Richard R. West	$6,394	None	$275,000
Interested Directors[7]
Richard S. Davis	None	None	None
Laurence D. Fink	None	None	None
Henry Gabbay	$2,095	None	None

[1]	For the number of BlackRock advised Funds from which each Director receives compensation see the Biographical Information Chart beginning on page I-10.
[2]	Chairman of the Compliance Committee.
3	Chairman of the Governance and Nominating Committee.
4	Chairman of the Board of Directors.
5	Chairman of the Performance Oversight Committee.
6	Vice Chairman of the Board of Directors and Chairman of the Audit Committee.
7	Mr. Gabbay began receiving compensation from the Funds for his service as a Director effective January 1, 2009. Mr. Davis and Mr. Fink receive no compensation from the Funds for their service as a Director.
8	Ms. Reid resigned as a Director of the Funds and as a director or trustee of all other BlackRock-advised funds effective August 1, 2009.

     The Funds compensate Brian Kindelan for his services as their Chief Compliance Officer. The Funds may also pay a portion of the compensation of certain members of the staff of the Chief Compliance Officer. For the year ended May 31, 2009, Mr. Kindelan received $780 in compensation from the Funds for services as their Chief Compliance Officer.

IV. Management and Advisory Arrangements

     The Corporation, on behalf of each Fund, has entered into an investment management agreement with the Manager (the “Management Agreement”) pursuant to which the Manager receives as compensation for its services to the Funds, at the end of each month, a fee with respect to each Fund at the annual rate (i) of 0.90% of the average daily net assets of the MFS Fund; (ii) 0.80% of the average daily net assets of the Marsico Fund; (iii) 0.70% of the average daily net assets of the Van Kampen Fund and (iv) 0.40% of the average daily net assets of the Franklin Templeton Fund.

     Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“Merrill Lynch”), acted as the Funds’ investment adviser and was compensated according to the same advisory fee rates.

     Set forth below are the total management fees paid by the Funds to the Manager and to FAM for the periods indicated:

Fiscal Year Ended May 31,	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund
2009
Fees paid to the Manager	$1,138,371	$892,026	$781,260	$667,204
Fees waived by the Manager	$0	$0	$0	$0

2008
Fees paid to the Manager	$1,669,175	$1,270,651	$1,073,145	$798,413
Fees waived by the Manager	$0	$0	$0	$0

2007
Fees paid to FAM[1]	$295,316	$217,600	$197,188	$138,592
Fees paid to the Manager[2]	$869,200	$653,408	$575,678	$390,997
Fees waived by FAM[1]	$338	$0	$0	$0
Fees waived by the Manager[2]	$0	$0	$0	$0

[1]	For the period June 1, 2006 to September 29, 2006.
[2]	For the period September 29, 2006 to May 31, 2007.

     Pursuant to the Management Agreement, the Manager may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of the Manager, to perform management services with respect to the Funds. In addition, the Manager may delegate certain of its investment management functions under the Management Agreement to one or more of its affiliates to the extent permitted by applicable law. The Manager may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

     The Manager with respect to each Fund has entered into a sub-advisory agreement (each, a “Sub-Advisory Agreement”) with the sub-advisers set forth below, pursuant to which the sub-adviser receives for the services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid to the Manager under the Management Agreements. The Sub-Adviser is responsible for the day-to-day management of the Funds.

     Set forth below are the sub-advisory fees paid by the Manager to the Sub-Adviser for the periods indicated:

Fund	Sub-Adviser	Fees Paid for Fiscal Year Ended May 31, 2009	Fees Paid for Fiscal Year Ended May 31, 2008
MFS Fund	Massachusetts Financial Services Company	$568,921	$837,009
Marsico Fund	Marsico Capital Management, LLC	$445,932	$637,117
Van Kampen Fund	Van Kampen Asset Management	$390,393	$538,087
Franklin Templeton Fund	Franklin Advisers, Inc.	$418,426	$480,765

Organization of the Sub-Advisers.

     MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Services Inc. (a diversified financial services organization). Net assets under the management of the MFS organization were approximately $141 billion as of the quarter ended June 30, 2009. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

     Marsico is a registered investment adviser. Marsico was founded by Thomas F. Marsico in September 1997 and is an independently-owned investment management firm. As of December 31, 2008, Marsico had approximately $55 billion in assets under management. Marsico is an indirect subsidiary of Marsico Management Equity, LLC, a Delaware limited liability company. Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

     Van Kampen is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is an indirect wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Van Kampen, together with its affiliated asset management companies, has more than $355.4 billion in assets under management or supervision as of June 30, 2009. Van Kampen’s principal office is located at 1221 Avenue of the Americas, New York, New York 10020.

     Franklin Advisers, Inc. is located at One Franklin Parkway, San Mateo, California 94403-1906. Franklin Advisers is a wholly owned subsidiary of Franklin Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources. Together, Franklin Advisers and its affiliates manage over $451 billion in assets as of June 30, 2009.

Portfolio Manager Information

MFS Research International FDP Fund

     The MFS Fund is managed by a committee of research analysts under the general supervision of Jose Luis Garcia and Thomas Melendez. Messrs. Garcia and Melendez are the Fund’s co-portfolio managers.

     Other Funds and Accounts Managed by Portfolio Managers

     The following table sets forth information about funds and accounts other than the MFS Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended May 31, 2009.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jose Luis Garcia	11	$7.9 billion	3	$462.3 million	2	$89.6 million
Thomas Melendez	6	$6.4 billion	1	$427.7 million	0	N/A

     Advisory fees are not based upon performance of any of the accounts identified in the table above.

     Fund Ownership

     As of May 31, 2009, neither portfolio manager listed above beneficially owned shares of the MFS Fund.

     Portfolio Manager Compensation

     Portfolio manager total cash compensation is a combination of base salary and performance bonus:

  Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.

  Performance Bonus — Generally, the performance bonus represents a majority of portfolio manager total cash compensation.

     With respect to Jose Luis Garcia, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

     The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2008, the following benchmarks were used:

Benchmark	Benchmark

Lipper Emerging Market Funds	MSCI EAFE Index
Lipper International Multi-Cap Core Funds	MSCI Emerging Markets Index
Lipper Latin America Funds	Standard & Poor’s EMI Latin American
Lipper Variable International Growth Funds

     Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

     The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance).

     With respect to Thomas Melendez, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

     Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

     Potential Conflicts of Interest

     MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

     The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

     MFS does not receive a performance fee for its management of the Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

Marsico Growth FDP Fund

     Thomas F. Marsico is the Chief Investment Officer of Marsico Capital Management, LLC (“MCM”) and manages the Marsico Fund. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

     Other Funds and Accounts Managed by Portfolio Manager

     The following table sets forth information about funds and accounts other than the Marsico Fund for which the Fund’s portfolio manager are primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended May 31, 2009.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Thomas F. Marsico	35	$19.6 billion	20	$2.5 billion	136	*	$15 billion

*	One of the ‘Other Accounts’ is a wrap fee program which includes approximately 19,030 underlying clients for total assets of approximately $5.16 billion.

     As of May 31, 2009, Mr. Marsico managed no accounts that are subject to a fee under which compensation was based on a share of the capital gains upon or capital appreciation of the account.

     Fund Ownership

     None. (MCM’s Code of Ethics does not permit covered employees, including portfolio managers, to invest in mutual funds sub-advised by MCM.)

     Portfolio Manager Compensation

     The compensation package for portfolio managers of MCM is structured as a combination of base salary (may be reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on a number of factors including MCM’s overall profitability for the period. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool. No other special employee incentive arrangements are currently in place or being planned. In addition to salary and bonus, portfolio managers may participate in other MCM benefits to the same extent and on the same basis as other Marsico Capital employees. Portfolio manager compensation comes solely from MCM. In addition, MCM’s portfolio managers typically are offered equity interests in Marsico Management Equity, LLC, which indirectly owns MCM, and may receive distributions on those equity interests.

     As a general matter, MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s abilities. To encourage a long-term horizon for managing portfolios, MCM evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within MCM’s investment team, contributions to MCM’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

     Potential Conflicts of Interest

     As a general matter, MCM faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although MCM does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. MCM seeks to manage competing interests for the time and attention of portfolio managers.

     The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM’s Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, MCM seeks to allocate such trades to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

     MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Van Kampen Value FDP Fund

     The Van Kampen Fund’s portfolio is managed within Van Kampen’s Multi-Cap Value team. Current members of the Multi-Cap Value team include Jason S. Leder, and Kevin C. Holt, Managing Directors of Van Kampen and James N. Warwick and Devin E. Armstrong, Executive Directors of Van Kampen.

     Jason S. Leder, co-lead portfolio manager, has worked for Van Kampen since 1995 and has managed the Fund since its inception. Kevin C. Holt, co-lead portfolio manager, has worked for Van Kampen since 1999 and has managed the Fund since its inception. Devin E. Armstrong has worked for Van Kampen since 2004, and has managed the Fund since 2007. James N. Warwick has worked for Van Kampen since 2002 and has managed the Fund since 2007.

     All portfolio managers who work on the portfolio are responsible for generating investment ideas. Each portfolio manager has discretion over the sectors they cover. The Multi-Cap Value Team generally meets formally every Tuesday to discuss the portfolio. The meeting is open for debate with all the managers providing their opinions and ideas. Co-lead portfolio managers, Messrs. Leder and Holt have ultimate responsibility for the strategy and are the final arbiter on decisions.

     The composition of the team may change without notice from time to time.

     Other Funds and Accounts Managed by the Portfolio Managers.

     The following table sets forth information about funds and accounts other than the Van Kampen Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended May 31, 2009.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jason S. Leder	6	$10.03 billion	1	$263.9 million	6,613	$5.55 billion
Kevin C. Holt	6	$10.03 billion	1	$263.9 million	6,613	$5.55 billion
Devin E. Armstrong	6	$10.03 billion	1	$263.9 million	6,613	$5.55 billion
James N. Warwick	6	$10.03 billion	1	$263.9 million	6,613	$5.55 billion

     None of the funds and accounts managed by the Fund’s management team are subject to a performance fee.

     Fund Ownership

     None of the portfolio managers own shares of the Van Kampen Fund at this time.

     Description of Compensation Structure

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

     Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

     Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

  Cash Bonus.

  Morgan Stanley’s Long Term Incentive Composition awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

  Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to Van Kampen or is affiliates.

  Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

  Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

  Contribution to the business objectives of the Investment Adviser.

  The dollar amount of assets managed by the portfolio manager.

  Market compensation survey research by independent third parties.

  Other qualitative factors, such as contributions to client objectives.

  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

     Potential Conflicts of Interest

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, Van Kampen may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. Van Kampen has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Franklin Templeton Total Return FDP Fund

     The Franklin Templeton Fund is managed by members of a team of investment professionals who participate in the team’s research process and stock selection, including: Roger Bayston, Kent Burns, Christopher J. Molumphy and David Yuen.

     Other Funds and Accounts Managed by the Portfolio Managers

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Roget Bayston, CFA	5	$10.6 billion	4	$3.4 billion	N/A	0
Kent Burns, CFA	5	$2.8 billion	2	$157 million	N/A	0
Christopher J. Molumphy, CFA	8	$10.6 billion	5	$1.4 billion	2	$348.1 million
David Yuen, CFA	2	$1.9 billion	N/A	0	N/A	0

     The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

     Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than those charged to the Fund. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

     Fund Ownership

     None of the portfolio managers own shares of the Franklin Templeton Fund at this time.

     Compensation. Franklin Advisers seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

     Base salary. Each portfolio manager is paid a base salary.

     Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

  Non-investment performance. The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

     Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

     Ownership of Fund Shares

     The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. None of the portfolio managers own shares of the Van Kampen Fund at this time.

     Material Conflicts of Interest

     The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Franklin Advisers seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in investment grade securities. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Franklin Advisers seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

     The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

     Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and Franklin Advisers have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

     Franklin Advisers and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Accounting Services

     The table below sets forth information about the amounts paid by each Fund to State Street Bank and Trust Company (“State Street”), the Manager and FAM, the Funds’ previous manager, for accounting services for the periods indicated.

Fiscal Year Ended May 31,	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund
2009
Paid to State Street	$89,560	$86,401	$76,590	$138,295
Paid to the Manager	$2,328	$1,989	$2,058	$3,159

2008
Paid to State Street	$105,757	$76,232	$84,131	$58,508
Paid to the Manager	$3,378	$2,940	$2,746	$3,590

2007
Paid to State Street	$88,648	$75,408	$77,010	$87,994
Paid to FAM[1]	$691	$499	$552	$606
Paid to the Manager[2]	$1,994	$1,767	$1,705	$2,156

[1]	For the period June 1, 2006 to September 29, 2006.
[2]	For the period September 29, 2006 to May 31, 2007.

Transfer Agency Services

     The table below sets forth information about the amounts paid by each Fund to PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS”) and to Financial Data Services, Inc. (“FDS”), the Funds’ previous transfer agent, for the periods indicated.

	MFS Research International FDP Fund				Marsico Growth FDP Fund				Van Kampen Value FDP Fund				Franklin Templeton Total Return FDP Fund
Fiscal Year Ended May 31,	Fees Paid to FDS		Fees Paid to PNC GIS		Fees Paid to FDS		Fees Paid to PNC GIS		Fees Paid to FDS		Fees Paid to PNC GIS		Fees Paid to FDS		Fees Paid to PNC GIS
2009	N/A		$152,711		N/A		$162,747		N/A		$136,842		N/A		$194,405
2008	N/A		$232,924		N/A		$182,819		N/A		$197,659		N/A		$242,237
2007	$51,840	[1]	$104,538	[2]	$44,517	[1]	$89,770	[2]	$44,936	[1]	$90,614	[2]	$54,912	[1]	$108,038	[2]

[1]	For the period June 1, 2006 to September 29, 2006.
[2]	For the period September 29, 2006 to May 31, 2007.

V. Information on Sales Charges and Distribution Related Expenses

     Set forth below is information on sales charges (including any contingent deferred sales charges (“CDSCs”)) received by each Fund, including the amounts paid to affiliates of the Manager (“Affiliates”), for the periods indicated. Prior to September 29, 2006, FAM Distributors, Inc. (“FAMD”) was the Funds’ sole distributor. Effective September 29, 2006 through September 30, 2008, FAMD and BlackRock Distributors, Inc. (“BDI”), each an affiliate of the Manager, acted as each Fund’s co-distributors (collectively, the “Previous Distributors”). Effective October 1, 2008, BlackRock Investments, LLC (“BRIL”) became the Funds’ sole distributor.

Investor A and Institutional Sales Charge Information

	Investor A Shares
For the Fiscal Year Ended May 31, 2009	Gross Sales Charges Collected	Sales Charges Retained by FAMD[2]	Sales Charges Retained by BDI[2]	Sales Charges Retained by BRIL[3]	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load-Waived Shares
MFS Research
International FDP Fund	$ 69,814	$3,392	$0	$2,112	$ 56,592	$ 825
Marsico Growth FDP Fund	$ 54,601	$2,585	$0	$1,624	$ 43,561	$1,117
Van Kampen Value FDP Fund	$ 53,796	$2,571	$0	$1,602	$ 42,387	$1,075
Franklin Templeton
Total Return FDP Fund	$123,087	$5,984	$0	$3,296	$100,018	$ 787

For the Fiscal Year Ended May 31, 2008	Gross Sales Charges Collected	Sales Charges Retained by FAMD	Sales Charges Retained by BDI	Sales Charges Retained by BRIL	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load-Waived Shares
MFS Research
International FDP Fund	$178,763	$14,275	$0	N/A	$178,763	$ 423
Marsico Growth FDP Fund	$153,593	$12,336	$0	N/A	$153,593	$ 441
Van Kampen Value FDP Fund	$150,535	$12,099	$0	N/A	$150,535	$ 501
Franklin Templeton
Total Return FDP Fund	$259,603	$19,751	$0	N/A	$259,603	$ 145

For the Fiscal Year Ended May 31, 2007	Gross Sales Charges Collected	Sales Charges Retained by FAMD	Sales Charges Retained by BDI[1]	Sales Charges Retained by BRIL	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load-Waived Shares
MFS Research
International FDP Fund	$304,020	$22,586	$0	N/A	$304,020	$ 399
Marsico Growth FDP Fund	$267,600	$19,471	$0	N/A	$267,600	$ 959
Van Kampen Value FDP Fund	$262,363	$19,368	$0	N/A	$262,363	$ 933
Franklin Templeton
Total Return FDP Fund	$384,369	$31,046	$0	N/A	$384,369	$ 286

[1]	For the period September 30, 2006 to May 31, 2007.
[2]	For the period June 1, 2008 to September 30, 2008.
[3]	For the period October 1, 2008 to May 31, 2009.

Institutional Shares[1]
	Gross Sales Charges Collected	Sales Charges Retained by FAMD	Sales Charges Retained by BDI	Sales Charges Retained by BRIL	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load-Waived Shares
For the Fiscal Year Ended May 31, 2009
MFS Research
International FDP Fund	N/A	N/A	N/A	N/A	N/A	N/A
Marsico Growth FDP Fund	N/A	N/A	N/A	N/A	N/A	N/A
Van Kampen Value FDP Fund	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Templeton
Total Return FDP Fund	N/A	N/A	N/A	N/A	N/A	N/A

For the Fiscal Year Ended May 31, 2008	Gross Sales Charges Collected	Sales Charges Retained by FAMD	Sales Charges Retained by BDI	Sales Charges Retained by BRIL	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load-Waived Shares
MFS Research
International FDP Fund	N/A	N/A	N/A	N/A	N/A	N/A
Marsico Growth FDP Fund	N/A	N/A	N/A	N/A	N/A	N/A
Van Kampen Value FDP Fund	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Templeton
Total Return FDP Fund	N/A	N/A	N/A	N/A	N/A	N/A

For the Fiscal Year Ended May 31, 2007	Gross Sales Charges Collected	Sales Charges Retained by FAMD	Sales Charges Retained by BDI[1]	Sales Charges Retained by BRIL	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load-Waived Shares
MFS Research
International FDP Fund	N/A	N/A	N/A	N/A	N/A	N/A
Marsico Growth FDP Fund	N/A	N/A	N/A	N/A	N/A	N/A
Van Kampen Value FDP Fund	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Templeton
Total Return FDP Fund	N/A	N/A	N/A	N/A	N/A	N/A

[1]	Effective December 28, 2005, Institutional Shares are no longer subject to a front end sales charge.

Investor B and Investor C Sales Charge Information

	Investor B Shares
For the Fiscal Year Ended May 31, 2009	CDSCs Received by FAMD	CDSCs Received by BDI[2]	CDSCs Received by BRIL[3]	CDSCs Paid to Affiliates
MFS Research International FDP Fund	N/A	$2,553	$6,291	$8,845
Marsico Growth FDP Fund	N/A	$2,189	$5,791	$7,980
Van Kampen Value FDP Fund	N/A	$2,199	$4,894	$7,093
Franklin Templeton Total Return FDP Fund	N/A	$2,091	$5,091	$7,182

For the Fiscal Year Ended May 31, 2008	CDSCs Received by FAMD	CDSCs Received by BDI	CDSCs Received by BRIL	CDSCs Paid to Affiliates
MFS Research International FDP Fund	N/A	$8,315	N/A	$8,315
Marsico Growth FDP Fund	N/A	$7,776	N/A	$7,776
Van Kampen Value FDP Fund	N/A	$8,105	N/A	$8,105
Franklin Templeton Total Return FDP Fund	N/A	$6,817	N/A	$6,817

For the Fiscal Year Ended May 31, 2007	CDSCs Received by FAMD[4]	CDSCs Received by BDI[1]	CDSCs Received by BRIL	CDSCs Paid to Affiliates
MFS Research International FDP Fund	$1,894	$4,257	N/A	$6,151
Marsico Growth FDP Fund	$1,796	$4,180	N/A	$5,976
Van Kampen Value FDP Fund	$1,959	$3,184	N/A	$5,143
Franklin Templeton Total Return FDP Fund	$2,881	$3,339	N/A	$6,220

[1]	For the period September 29, 2006 to May 31, 2007.
[2]	For the period June 1, 2008 to September 30, 2008.
[3]	For the period October 1, 2008 to May 31, 2009.
[4]	For the period June 1, 2006 to September 29, 2006.

	Investor C Shares
	CDSCs Received by FAMD	CDSCs Received by BDI[2]	CDSDs Received by BRIL[3]	CDSCs Paid to Affiliates
For the Fiscal Year Ended May 31, 2009
MFS Research International FDP Fund	N/A	$13,389	$18,418	$31,807
Marsico Growth FDP Fund	N/A	$11,436	$15,777	$27,213
Van Kampen Value FDP Fund	N/A	$11,709	$15,920	$27,629
Franklin Templeton Total Return FDP Fund	N/A	$18,676	$34,604	$53,280

For the Fiscal Year Ended May 31, 2008	CDSCs Received by FAMD	CDSCs Received by BDI	CDSDs Received by BRIL	CDSCs Paid to Affiliates
MFS Research International FDP Fund	N/A	$37,485	N/A	$37,485
Marsico Growth FDP Fund	N/A	$35,522	N/A	$35,522
Van Kampen Value FDP Fund	N/A	$34,151	N/A	$34,151
Franklin Templeton Total Return FDP Fund	N/A	$44,962	N/A	$44,962

For the Fiscal Year Ended May 31, 2007	CDSCs Received by FAMD[4]	CDSCs Received by BDI[1]	CDSDs Received by BRIL	CDSCs Paid to Affiliates
MFS Research International FDP Fund	$13,539	$23,057	N/A	$36,596
Marsico Growth FDP Fund	$11,120	$22,307	N/A	$33,427
Van Kampen Value FDP Fund	$11,536	$21,345	N/A	$32,881
Franklin Templeton Total Return FDP Fund	$14,788	$26,536	N/A	$41,324

[1]	For the period September 29, 2006 to May 31, 2007.
[2]	For the period June 1, 2008 to September 30, 2008.
[3]	For the period October 1, 2008 to May 31, 2009.
[4]	For the period June 1, 2006 to September 29, 2006.

     The tables below provides information for the fiscal year ended May 31, 2009 about the 12b-1 fees the Funds paid to the Previous Distributors and BRIL under the Funds’ 12b-1 plans. At least 50% of the fees collected by the Previous Distributors and BRIL were paid to affiliates for providing shareholder servicing activities for Investor A Shares and for providing shareholder servicing and distribution related activities and services for Investor B and Investor C Shares.

	MFS Research International FDP Fund		Marsico Growth FDP Fund		Van Kampen Value FDP Fund		Franklin Templeton Total Return FDP Fund
	Paid to the Previous Distributors[1]	Paid to BRIL[2]	Paid to the Previous Distributors[1]	Paid to BRIL[2]	Paid to the Previous Distributors[1]	Paid to BRIL[2]	Paid to the Previous Distributors[1]	Paid to BRIL[2]
Investor A Shares	$25,278	$32,480	$22,263	$28,526	$22,291	$28,463	$30,768	$46,458
Investor B Shares	$15,157	$16,880	$13,182	$14,951	$13,154	$15,337	$9,734	$13,858
Investor C Shares	$445,170	$533,034	$389,081	$471,441	$387,716	$473,388	$421,391	$619,473

[1]	For the period June 1, 2008 to September 30, 2008.
[2]	For the period October 1, 2008 to May 31, 2009.

VI. Computation of Offering Price Per Share

     An illustration of the computation of the offering price for Investor A shares of each Fund based on the value of each Fund’s Investor A net assets and number of shares outstanding on May 31, 2008 is set forth below.

	Investor A Shares
	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund

Net Assets	$22,280,477	$18,156,477	$17,812,610

Number of Shares Outstanding	2,606,852	2,211,043	2,549,145

Net Asset Value Per Share
(net assets divided by number of
shares outstanding)	$8.55	$8.21	$6.99
Sales Charge (5.25% of offering price;
5.54% of net asset value per share)[1]	.47	.45	.39

Offering Price	$9.02	$8.66	$7.38

			Investor A Shares Franklin Templeton Total Return FDP Fund
Net Assets			$25,699,155

Number of Shares Outstanding			2,863,145

Net Asset Value Per Share
(net assets divided by number of shares outstanding)			$8.98
Sales Charge (4.00% of offering price;
4.17% of net asset value per share)[1]			.37

Offering Price			$9.35

[1]	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

     The offering price for each Funds’ other share classes is equal to the share class’s net asset value computed as set forth above for Investor A Shares. Though not subject to a sales charge, certain share classes may be subject to a CDSC on redemption. For more information on the purchasing and valuation of shares, please see “Purchase of Shares” and “Pricing of Shares” in Part II of this SAI.

VII. Portfolio Transactions and Brokerage

     See Part II “Portfolio Transactions and Brokerage” of this Statement of Additional Information for more information.

	Aggregate Brokerage Commissions Paid
Fiscal Year Ended May31,	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund
2009	$292,826	$139,809	$133,746	$430
2008	$421,061	$115,432	$ 65,163	$ 0
2007	$363,338	$ 90,153	$ 64,754	$ 40

	Commissions Paid to Affiliates
Fiscal Year Ended May31,	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund
2009	$ 0	$ 0	$ 5,749	$ 0
2008	$ 0	$ 0	$ 4,612	$ 0
2007	$ 0	$ 1,125	$ 6,930	$ 0

     For the fiscal year ended May 31, 2009 the brokerage commissions paid to Affiliates represented 1.01% of the aggregate brokerage commissions paid and involved 0.76% of the Corporation’s dollar amount of transactions involving payment of commissions during the year.

     The following table shows the dollar amount of brokerage commissions paid to brokers for providing research services and the amount of the transactions involved for the fiscal year ended May 31, 2009. The provision of research services was not necessarily a factor in the placement of all brokerage business with such brokers.

     The following table shows the dollar amount of brokerage commissions paid to brokers in directed brokerage arrangements (including for providing research services) and the approximate amount of the transactions involved for the fiscal year ended May 31, 2009. The provision of research services was not necessarily a factor in the placement of all brokerage business with such brokers.

	Amount of Commissions Paid to Brokers		Amount of Brokerage Transactions Involved
Marsico Growth FDP Fund	$ 71,751	*	$ 62,976,323	**
MFS Research International FDP Fund***	$353,036		$213,198,296

*	Soft dollar trades generally include commissions paid for executions with broker/dealers with whom MCM maintains commission sharing arrangements (“CSAs”). CSAs permit certain executing brokers to allocate a portion of eligible agency commissions to pools of credits that can be used to botain client commission benefits, including eligible research of another broker (non-executing) or other third-party research or brokerage services. Portions of trades with CSA brokers not allocated to pools, as well as amounts attributable to executions with broker/dealers with whom MCM does not maintain CSAs, may also assist in providing client commission benefits.
**	This represents the total principal of all agency trades where a portion of the commission was paid into a CSA pool pursuant to the above footnote.
***	The amounts shown do not include transactions for execution only services directed to electronic communication networks (ECNs) owned by certain brokers that may provide research.

     The value of each Funds’ aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) if any portion of such holdings were purchased during the fiscal year ended May 31, 2009 are as follows:

MFS Research International FDP Fund

Regular Broker-Dealer	Debt (D) / Equity (E)	Aggregate Holdings (000’s)
UBS AG	E	$1,346

Marsico Growth FDP Fund

Regular Broker-Dealer	Debt (D) / Equity (E)	Aggregate Holdings (000’s)
The Goldman Sachs Group, Inc.	E	$4,504
JPMorgan Chase & CO.	E	$3,211
Morgan Stanley	E	$815

Van Kampen Value FDP Fund

Regular Broker-Dealer	Debt (D) / Equity (E)	Aggregate Holdings (000’s)
JPMorgan Chase & CO.	E	$2,720
The Goldman Sachs Group, Inc.	E	$665

Franklin Templeton Total Return FDP Fund

Regular Broker-Dealer	Debt (D) / Equity (E)	Aggregate Holdings (000’s)
Citibank	D	$1,714
JPMorgan Chase Capital XXII	D	$549
JPMorgan Chase & Co.	D	$480
Citgroup, Inc.	D	$348
Morgan Stanley	D	$293
JPMorgan Chase	D	$120

     The Funds have received an exemptive order from the SEC permitting it to lend portfolio securities to its affiliates. Pursuant to that order, the Funds also have retained an affiliated entity of the Manager as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. Pursuant to the same order, the Funds may invest its uninvested cash in registered money market funds advised by the Manager or its affiliates, or in a private investment company managed by the lending agent. If the Funds acquire shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Fund's expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Manager's waiver of a portion of its advisory fee.

     For the fiscal years ended May 31, 2009, 2008 and 2007, the Funds’ lending agent received no securities lending agent fees from the Funds.

     Portfolio Turnover. The Franklin Templeton Fund experienced a high portfolio turnover rate over the two most recently completed fiscal years ended May 31, 2009 and May 31, 2008. The portfolio turnover rate was 304% during the fiscal year ended May 31, 2009. This portfolio turnover rate includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 151%. The portfolio turnover rate was 288% during the fiscal year ended May 31, 2008. This portfolio turnover rate includes BTA transactions. Excluding these transactions, the portfolio turnover rate would have been 150%. Excluding mortgage dollar roll and TBA transactions, the high portfolio turnover rates were primarily due to active trading in response to frequent cash flows and market volatility.

VIII. Additional Information

     Description of Shares

     The Corporation is a Maryland corporation incorporated on March 31, 2005. It has an authorized capital of 1,600,000,000 shares of Common Stock, par value $.10 per share, divided into four series known as MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund. Each Fund consists of 400,000,000 shares. Each of the Funds is divided into four classes: Investor A, Investor B, Investor C and Institutional. Each class of shares of each Fund consists of 100,000,000 shares.

     Principal Shareholders

     To the knowledge of the Funds, the following entities owned beneficially or of record 5% or more of a class of a Fund’s shares as of September 4, 2009:

Van Kampen Value FDP Fund

Name	Address	Percentage and Class
*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor	100.00% of Investor A
Jacksonville, FL 32246-6484

*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor	100.00% of Investor B
Jacksonville, FL 32246-6484

*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor	99.99% of Investor C
Jacksonville, FL 32246-6484

*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor	100.00% of Institutional
Jacksonville, FL 32246-6484

MFS Research FDP Fund

Name	Address	Percentage and Class
*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor	100.00% of Investor A
Jacksonville, FL 32246-6484

*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor	100.00% of Investor B
Jacksonville, FL 32246-6484

*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor	99.98% of Investor C
Jacksonville, FL 32246-6484

*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor	100.00% of Institutional
Jacksonville, FL 32246-6484

Marsico Growth FDP Fund

Name	Address	Percentage and Class
*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor	100.00% of Investor A
Jacksonville, FL 32246-6484

*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor	99.84% of Investor B
Jacksonville, FL 32246-6484

*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor	99.99% of Investor C
Jacksonville, FL 32246-6484

*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor	100.00% of Institutional
Jacksonville, FL 32246-6484

Franklin Templeton Total Return FDP Fund

Name	Address	Percentage and Class
*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor	100.00% of Investor A
Jacksonville, FL 32246-6484

*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor	100.00% of Investor B
Jacksonville, FL 32246-6484

*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor	99.99% of Investor C
Jacksonville, FL 32246-6484

*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor	100.00% of Institutional
Jacksonville, FL 32246-6484

*	Record holders that do not beneficially hold the shares.

IX. Legal Proceedings

A. Legal Proceedings (Franklin Templeton Total Return FDP Fund only)

     On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (Advisers) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC’s investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC’s administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. On May 9, 2008, the SEC approved the plan of distribution and disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

     Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC’s findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

     To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled “In re Mutual Funds Investment Litigation” (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

     On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant’s proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC’s order and the plan.

     Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of federal securities and state laws relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

     In addition, various subsidiaries of Franklin Resources, Inc., as well as certain Templeton funds, have also been named in several class action lawsuits originally filed in state courts in Illinois, alleging breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by such subsidiaries, and seeking, among other relief, monetary damages and attorneys’ fees and costs. In April 2005, these lawsuits were removed to the United States District Court for the Southern District of Illinois. On July 12, 2005, the court dismissed one of these lawsuits and dismissed the remaining lawsuits on August 25, 2005. Plaintiffs are appealing the dismissals to the United States Court of Appeals.

     Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.’s website at franklintempleton.com under “Statement on Current Industry Issues.”

XI. Financial Statements

     The Funds’ audited financial statements, including the report of the independent registered public accounting firm, are incorporated in the Funds’ Statement of Additional Information by reference to its 2009 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.

PART II

Part II of this Statement of Additional Information contains information about the following funds: MFS Research International FDP Fund (“MFS Fund”), Marsico Growth FDP Fund (“Marsico Fund”) and Van Kampen Value FDP Fund (“Van Kampen Fund”), each a series of FDP Series, Inc.

Throughout this Statement of Additional Information, each of the funds listed above may be referred to as a “Fund” or collectively as the “Funds.” Each Fund is organized either as a Maryland corporation, a Massachusetts business trust or a Delaware statutory trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock and shares of beneficial interest are referred to herein as “shares” or “Common Stock,” holders of shares of Common Stock are referred to as “shareholders,” the trustees or directors of each Fund are referred to as “Directors,” BlackRock Advisors, LLC is the investment adviser or manager of each Fund and is referred to herein as the “Manager” or “BlackRock,” and the investment advisory agreement or management agreement applicable to each Fund is referred to as the “Management Agreement.” Each Fund’s Articles of Incorporation or Declaration of Trust, together with all amendments thereto, is referred to as its “charter.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities Act of 1933, as amended, is referred to herein as the “Securities Act.” The Securities and Exchange Commission is referred to herein as the “Commission” or the “SEC.”

Certain Funds are “feeder” funds (each, a “Feeder Fund”) that invest all or a portion of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master limited liability company (each, a “Master LLC”), a mutual fund that has the same objective and strategies as the Feeder Fund. All investments are generally made at the level of the Master Portfolio. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master Portfolio in which it invests. For simplicity, this Statement of Additional Information uses the term “Fund” to include both a Feeder Fund and its Master Portfolio.

In addition to containing information about the Funds, Part II of this Statement of Additional Information contains general information about all funds in the BlackRock-advised fund complex. Certain information contained herein may not be relevant to the Funds.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see the Funds’ Prospectus and the “Investment Objectives and Policies” section of this Statement of Additional Information for further information on each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied on by investors in that Covered Fund.

Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.

II-1

	MFS Fund	Marsico Fund	Van Kampen Fund
144A Securities	X	X	X
Asset-Backed Securities	X	X	X
Asset-Based Securities	X
Precious Metal-Related Securities	X
Bank Loans	X	X	X
Borrowing and Leverage	X	X	X
Cash Flows; Expenses		X	X
Cash Management	X	X	X
Collateralized Bond Obligations
Commercial Paper	X
Commodity-Linked Derivative Instruments and Hybrid Instruments	X
Qualifying Hybrid Instruments	X
Hybrid Instruments Without Principal Protection	X
Limitations on Leverage	X
Counterparty Risk	X
Convertible Securities	X	X	X
Debt Securities	X	X	X
Depositary Receipts (ADRs, EDRs and GDRs)	X	X	X
Derivatives	X	X	X
Hedging	X	X	X
Indexed and Inverse Securities	X	X	X
Swap Agreements	X	X	X
Credit Default Swap Agreements and Similar Instruments
Credit Linked Securities
Interest Rate Transactions and Swaptions
Total Return Swap Agreements
Types of Options	X	X	X
Options on Securities and Securities Indices	X	X	X
Call Options	X	X	X
Put Options	X	X	X
Options on Government National Mortgage Association (“GNMA”) Certificates	X
Futures	X	X	X
Risks Associated with Futures	X	X	X
Foreign Exchange Transactions	X	X	X
Forward Foreign Exchange Transactions	X	X	X
Currency Futures	X	X	X
Currency Options	X	X	X
Limitations on Currency Transactions	X	X	X
Risk Factors Hedging Foreign Currency Risk	X	X	X
Risk Factors in Derivatives	X	X	X
Credit Risk	X	X	X
Currency Risk	X	X	X
Leverage Risk	X	X	X
Liquidity Risk	X	X	X
Correlations Risk	X	X	X
Index Risk	X	X	X
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives	X	X	X
Distressed Securities			X
Dollar Rolls	X	X
Equity Securities	X	X	X
Exchange Traded Notes	X

II-2

	MFS Fund	Marsico Fund	Van Kampen Fund
Foreign Investment Risks	X	X	X
Foreign Market Risk	X	X	X
Foreign Economy Risk	X	X	X
Currency Risk and Exchange Risk	X	X	X
Governmental Supervision and Regulation/Accounting Standards	X	X	X
Certain Risks of Holding Fund Assets Outside the United States	X	X	X
Settlement Risk	X	X	X
Publicly Available Information	X	X	X
Funding Agreements	X
Guarantees	X
Illiquid or Restricted Securities	X	X	X
Inflation-Indexed Bonds	X
Information Concerning the Indices
Standard & Poor’s 500
Russell 2000
EAFE Index
Inflation Risk	X		X
Initial Public Offering (“IPO”) Risk	X	X	X
Investment Grade Debt Obligations	X	X	X
Investment in Emerging Markets	X	X	X
Restrictions on Certain Investments	X
Brady Bonds	X		X
Risks of Investing in Asia-Pacific Countries	X		X
Restrictions on Foreign Investments in Asia-Pacific Countries	X		X
Risks of Investments in Russia	X		X
Investment in Other Investment Companies	X	X	X
Junk Bonds	X	X	X
Lease Obligations
Liquidity Management	X	X	X
Master Limited Partnerships	X	X
Merger Transaction Risk	X		X
Mezzanine Investments	X
Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	X	X	X
Mortgage-Related Securities	X
Mortgage-Backed Securities	X	X
Collateralized Mortgage Obligations (“CMOs”)
Adjustable Rate Mortgage Securities
CMO Residuals
Stripped Mortgage-Backed Securities
Tiered Index Bonds	X
Municipal Bonds	X
General Obligation Bonds	X
Revenue Bonds	X
PABs	X
Moral Obligation Bonds	X
Municipal Notes	X
Municipal Commercial Paper	X
Municipal Lease Obligations	X
Yields	X
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs	X
Transactions in Financial Futures Contracts	X

II-3

	MFS Fund	Marsico Fund	Van Kampen Fund
Call Rights	X
Municipal Interest Rate Swap Transactions	X
Pay-in-Kind Bonds	X
Portfolio Turnover Rates	X		X
Preferred Stock	X	X	X
Real Estate Related Securities	X	X	X
Real Estate Investment Trusts (“REITS”)	X	X	X
Repurchase Agreements and Purchase and Sale Contracts	X	X	X
Reverse Repurchase Agreements	X
Rights Offerings and Warrants to Purchase	X	X	X
Securities Lending	X	X	X
Securities of Smaller or Emerging Growth Companies	X	X	X
Short Sales	X	X	X
Sovereign Debt	X	X
Standby Commitment Agreements	X	X	X
Stripped Securities	X	X
Supranational Entities
U.S. Government Obligations	X	X	X
U.S. Treasury Obligations	X	X	X
Utility Industries	X	X	X
Electric	X	X	X
Telecommunications	X	X	X
Gas	X	X	X
Water	X	X	X
Utility Industries Generally	X	X	X
When Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X
Yields and Ratings	X	X	X
Zero Coupon Securities		X

II-4

144A Securities. A Fund may purchase securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act. The Directors have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Directors. The Directors have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of 144A securities. The Directors, however, will retain sufficient oversight and will ultimately be responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor a Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Asset-Backed Securities. Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Fund.

Asset-Based Securities. Certain Funds may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Fund will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the Manager has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Precious Metal-Related Securities. A Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

II-5

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

Bank Loans. Certain Funds may invest in bank loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. Certain Funds may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Fund’s manager to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. The Funds may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby a Fund would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when-issued securities, see “When-Issued Purchases and Forward Commitments” below.

A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Funds’ manager that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed.

The Loans in which the Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Borrowing and Leverage. Each Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. Certain Funds will not purchase securities at any time when borrowings exceed 5% of their total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. Certain Funds may also borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends

II-6

will be reduced. In the latter case, the Manager in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Manager from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Each Fund may at times borrow from affiliates of the Manager, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

Cash Flows; Expenses. The ability of each Fund to satisfy its investment objective depends to some extent on the Manager’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). The Manager will make investment changes to a Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Fund’s target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Funds. Finally, since each Fund seeks to replicate the total return of its target index, the Manager generally will not attempt to judge the merits of any particular security as an investment.

Cash Management. Generally, the Manager will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Manager, a portion of a Fund’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Manager; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Manager.

Collateralized Bond Obligations. Certain Funds may invest in collateralized bond obligations (“CBOs”), which are structured products backed by a diversified pool of high yield public or private fixed income securities. In addition, a Fund may invest in CBOs to the extent that the securities underlying the CBO meet the credit quality requirements of the Fund. The pool of securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

Commercial Paper. Certain Funds may purchase commercial paper. Commercial paper purchasable by each Fund includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act. Most Funds can purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or when deemed advisable by a Fund’s Manager or sub-adviser, “high quality” issues rated “A-2”, “Prime-2” or “F-2” by S&P, Moody’s or Fitch, respectively.

Commodity-Linked Derivative Instruments and Hybrid Instruments. Certain Funds seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are “commodity-linked.” They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

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The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to under-perform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Qualifying Hybrid Instruments. Certain Funds may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity Exchange Act and the regulations adopted thereunder. A hybrid instrument that qualifies for this exclusion from regulation must be “predominantly a security.” A hybrid instrument is considered to be predominantly a security if (a) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument; (b) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (a), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity; (c) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and (d) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to applicable provisions of the Commodity Exchange Act. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Fund will receive at maturity the face or stated value of the note. With a principal protected hybrid instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in its value based on the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. The Manager’s decision whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer. With full principal protection, the Fund will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

Hybrid Instruments Without Principal Protection. Certain Funds may invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. The Manager, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the Manager may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors that the Manager believes are relevant.

Limitations on Leverage. Some of the hybrid instruments in which a Fund may invest may involve leverage. To avoid being subject to undue leverage risk, a Fund will seek to limit the amount of economic leverage it has under any one hybrid instrument that it buys and the leverage of the Fund’s overall portfolio. A Fund will not invest in a hybrid instrument if, at the time of purchase: (i) that instrument’s “leverage ratio” exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable or (ii) the Fund’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase. “Leverage ratio” is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument. Conversely, a hybrid instrument with a leverage factor of 150% would suffer a 1.5% loss if the underlying economic variable lost 1% of its value. “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in a Fund’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. To the extent that the policy on a Fund’s use of leverage stated above conflicts with the Investment Company Act or the rules and regulations thereunder, the Fund will comply with the applicable provisions of the Investment Company Act. A Fund may at times or from time to time decide not to use leverage in its investments or use less leverage than may otherwise be allowable.

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Counterparty Risk. A significant risk of hybrid instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor’s counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (e.g., ratings of AAA or AA by S&P). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, a Fund will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder,

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which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

A Fund may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Fund’s objective than alternative investments. For example, the Manager may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.

Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. Credit risk is reduced to the extent a Fund limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. If interest rates move sharply in a manner not anticipated by Fund management, a Fund’s investments in debt securities could be adversely affected and the Fund could lose money. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than will the market price of shorter-term debt securities.

During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

Depositary Receipts (ADRs, EDRs and GDRs). Certain Funds may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts

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(“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Foreign Investment Risks.”

Derivatives

Each Fund may use instruments referred to as derivative securities. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives for hedging purposes. Certain Funds may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option. There can be no assurance that a Fund’s hedging strategies will be effective. No Fund is required to engage in hedging transactions and each Fund may choose not to do so.

A Fund may use derivative instruments and trading strategies, including the following:

Indexed and Inverse Securities. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.)

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

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A Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund’s net assets.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Manager’s or sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements are also subject to the risk that a Fund will not be able to meet its obligations to the counterparty. The Fund, however, will deposit in a segregated account, liquid assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Default Swap Agreements and Similar Instruments. Certain Funds may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When a Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer

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would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Interest Rate Transactions and Swaptions. Certain Funds, to the extent permitted under applicable law, may enter into forms of swap agreements including interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”. Caps and floors are less liquid than swaps. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Certain Funds may also enter into options on swap agreements (“swaptions”) on either an asset-based or liability-based basis, depending on whether a Fund is hedging its assets or its liabilities. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. They may also be used for speculation to increase returns.

A Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

A Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its Manager or sub-adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Options on Securities and Securities Indices

Types of Options. A Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rates (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such investments may be made on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require

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the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

Call Options. A Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

A Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

A call option is considered to be covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets designated on the adviser’s or sub-adviser’s books and records to the extent required by SEC guidelines.

A Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction a Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker-dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Fund will lose the difference.

Put Options. A Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Fund acquires a right to sell the underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund also may purchase uncovered put options.

A Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid assets. A Fund will receive a premium for writing a put option, which increases the Fund’s return. A Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

A Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise

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value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and a Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such a transaction, a Fund will segregate unencumbered liquid assets with a value at least equal to the Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by a national securities exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on a national securities exchange; the facilities of a national securities exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more national securities exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that national securities exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that national securities exchange would continue to be exercisable in accordance with their terms.

Options on Government National Mortgage Association (“GNMA”) Certificates. The following information relates to the unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Fund, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, a Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”

A GNMA Certificate held by a Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a certificate that represents cover. When a Fund closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

Futures

A Fund may engage in transactions in futures and options on futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Fund’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

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A Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. A Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

To maintain greater flexibility, a Fund may invest in instruments which have characteristics similar to futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

Risks Associated with Futures. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Manager’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Each Fund’s Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and each Fund is operated so as not to be deemed a “commodity pool” under the regulations of the Commodity Futures Trading Commission.

Foreign Exchange Transactions. A Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on foreign dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Fund are considered to constitute hedging transactions. No Fund will attempt to hedge all of its foreign portfolio positions.

Currency Swaps. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. As a result, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. A Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other

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transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaged in proxy hedging. A Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, a Fund may hold both Canadian government bonds and Japanese government bonds, and the Manager or sub-adviser may believe that Canadian dollars will deteriorate against Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Fund to declines in the value of the Japanese yen relative to the US dollar. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk. A Fund may also hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrably high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

Some of the forward foreign currency contracts entered into by the Funds are classified as non-deliverable forwards (“NDF”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. A Fund may write covered call options on up to 100% of the currencies in its portfolio. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Limitations on Currency Transactions. A Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to purchase or anticipates purchasing, which are denominated in such currency. Open positions in forward foreign exchange transactions used for non-hedging purposes will be covered by the segregation of liquid assets and are marked to market daily. A Fund’s exposure to futures or options on currencies will be covered as described below under “Risk Factors in Derivatives.”

Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer

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to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Risk Factors in Derivatives

Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to a Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

Index Risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

A Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses that exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will deposit in a segregated account liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. A Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty

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the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

Distressed Securities. A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the Manager of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.

A Fund will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. To the extent that a Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

Dollar Rolls. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of dollar rolls. At the time a Fund enters into a dollar roll transaction, the Manager or sub-adviser will designate assets on its books and records in an amount equal to the amount of the Fund’s commitments and will subsequently monitor the account to ensure that its value is maintained.

Dollar rolls involve the risk that the market value of the securities subject to a Fund’s forward purchase commitment may decline below, or the market value of the securities subject to a Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques that can be deemed to involve leverage. At the time a Fund sells securities and agrees to repurchase securities at a future date, the Fund will segregate liquid assets with a value equal to the repurchase price. A Fund may engage in dollar roll transactions to enhance return. Each dollar roll transaction is accounted for as a sale or purchase of a portfolio security and a subsequent purchase or sale of a substantially similar security in the forward market.

Equity Securities. Certain Funds may invest in equity securities, which include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts. For a

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discussion of the types of equity securities in which your Fund may invest and the risks associated with investing in such equity securities, see your Fund’s prospectus.

Exchange Traded Notes (“ETNs”). Certain Funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Foreign Investment Risks. Certain Funds may invest in foreign securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a foreign currency. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that a Fund will lose money.

In addition to equity securities, foreign investments of the Funds may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Foreign Market Risk. Funds that may invest in foreign securities offer the potential for more diversification than a Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations.. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or

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adversely affect a Fund’s operations. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Publicly Available Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Funding Agreements. Certain Funds may invest in Guaranteed Investment Contracts and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the

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insurance company. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Guarantees. A Fund may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

A Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms that when it decided to sell the security.

Inflation- Indexed Bonds. Certain Funds may invest in inflation-indexed bonds, which are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of

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principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inflation Risk. Like all mutual funds, the Funds are subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline as can the value of a Fund’s distributions.

Information Concerning the Indices. Standard & Poor’s® 500 Index (“S&P 500”). “Standard & Poor’s®, S&P®, “S&P 500®, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Index Funds and the Quantitative Master Series LLC (“QMS LLC ”). The S&P 500 Index Fund and the Master S&P 500 Index Series of QMS LLC are not sponsored, endorsed, sold or promoted by S&P, a division of The McGraw Hill Companies, Inc. S&P makes no representation regarding the advisability of investing in the Fund or the Series. S&P makes no representation or warranty, express or implied, to the owners of shares of the Fund or the Series or any member of the public regarding the advisability of investing in securities generally or in the Fund or the Series particularly or the ability of the S&P 500 to track general stock market performance. S&P’s only relationship to the Fund and the Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to the Fund and the Series. S&P has no obligation to take the needs of the Fund and the Series or the owners of shares of the Fund and the Series into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund and the Series or the timing of the issuance or sale of shares of the Fund and the Series or in the determination or calculation of the equation by which the Fund and the Series is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund and the Series.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, the Series, owners of shares of the Fund and the Series, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Russell® 2000 Index (“Russell 2000”). The Small Cap Index Fund and the Master Small Cap Index Series of QMS LLC are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Index Fund or the Master Small Cap Index Series nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

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Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company’s publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 or any data included in the Russell 2000. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 or any data included therein, or any security (or combination thereof) comprising the Russell 2000. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000 or any data or any security (or combination thereof) included therein.

Morgan Stanley Capital International Europe, Australasia and Far East (Capitalization Weighted) Index (“EAFE Index”). The EAFE Index is the exclusive property of Morgan Stanley Capital International, Inc. (“Morgan Stanley”). The EAFE Index is a service mark of Morgan Stanley Group Inc. and has been licensed for use by the Manager and its affiliates.

The International Index Fund and the Master International Index Series are not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the International Index Fund and the International Index Series or any member of the public regarding the advisability of investing in securities generally or in the International Index Fund and the Master International Index Series particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index. Morgan Stanley has no obligation to take the needs of the International Index Fund and the Master International Index Series or the owners of shares of the International Index Fund and the Master International Index Series into consideration in determining, composing or calculating the EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of the International Index Fund and the Master International Index Series to be issued or in the determination or calculation of the equation by which the shares of the International Index Fund and the Master International Index Series are redeemable for cash. Morgan Stanley has no obligation or liability to owners of shares of the International Index Fund and the Master International Index Series in connection with the administration, marketing or trading of the International Index Fund and the Master International Index Series.

Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the EAFE Index from sources which Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the EAFE Index or any data included therein. Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of shares of the International Index Fund and the Master International Index Series, or any other person or entity from the use of the EAFE Index or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Initial Public Offering (“IPO”) Risk. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks. IPOs have the potential to produce substantial gains. There is no assurance that any Fund will have access to profitable IPOs and therefore investors should not rely on any past gains from IPOs as an indication of future performance. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as a Fund increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.

Investment Grade Debt Obligations. Certain Funds may invest in “investment grade securities,” which are securities rated in the four highest rating categories of a nationally recognized statistical rating organization (“NRSRO”) or deemed to be of equivalent quality by a Fund’s Manager. Certain Funds may invest in debt securities rated Aaa by Moody’s or AAA by S&P. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security of a Fund is subsequently downgraded below investment grade, the Fund’s Manager will consider such an event in determining whether

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the Fund should continue to hold the security. Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Fund may hold, although under normal market conditions the manager do not expect to hold these securities to a material extent.

See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

Investment in Emerging Markets. Certain Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investment in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Funds may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, certain Funds may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Fund’s performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under “Derivatives—Futures” and “Foreign Exchange Transactions.”

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil,

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have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the Investment Company Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Brady Bonds. Certain Funds may invest in Brady Bonds. A Fund’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors described above associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. Certain Funds may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social

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conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments.

Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that a Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. It is

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possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The Investment Company Act restricts a Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Fund’s investments in certain foreign banks and other financial institutions.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of the Funds investing significantly in foreign securities can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While a Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Fund.

Investment in Other Investment Companies. Each Fund may, subject to applicable law, invest in other investment companies (including investment companies managed by BlackRock and its affiliates), including exchange traded funds, which are typically open-end funds or unit investment trusts listed on a stock exchange. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) Each Fund, pursuant to the Investment Company Act and subject to certain conditions, may invest without limitation in affiliated registered and affiliated unregistered money market funds. (Alternatively, each Fund may rely on an exemptive order received from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund’s total assets at any time.) As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and

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advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Junk Bonds. Non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds” are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

The major risks in junk bond investments include the following:

  Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

  The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.

  Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

  Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on those of other higher rated fixed income securities.

  Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers, and such quotations may not be the actual prices available for a purchase or sale. Because junk bonds are less liquid, judgment may play a greater role in valuing certain of a Fund’s portfolio securities than in the case of securities trading in a more liquid market.

  A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

  The junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

  The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies

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may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities a Fund holds. Because of this, the Fund’s performance may depend more on the sub-adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities.

In selecting non-investment grade securities, the adviser or sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund. The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for a Fund, the Fund’s sub-adviser will consider whether the Fund should continue to hold the security.

In the event that a Fund investing in high yield securities experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.

The costs attributable to investing in the junk bond markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Lease Obligations. A Fund may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”).

The Manager will monitor the credit standing of each borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the Manager will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among Federal, state and local governmental units. Such non-payment would result in a reduction of income to a Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, a Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Fund would not have the right to take possession of the assets. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt. In addition, a Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which a Fund may exercise its rights by taking possession of such assets, because as a regulated investment company a Fund is subject to certain limitations on its investments and on the nature of its income.

Liquidity Management. As a temporary defensive measure, if its Manager determines that market conditions warrant, certain Funds may invest without limitation in high quality money market instruments. Certain Funds may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

Master Limited Partnerships. Certain Funds may invest in publicly traded master limited partnerships (“MLPs”) which are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited

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partners. When investing in an MLP, a Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Certain Funds intend to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Merger Transaction Risk. In replicating its target index, a Fund may buy stock of the target company in an announced merger transaction prior to the consummation of such transaction. In that circumstance, a Fund would expect to receive an amount (whether in cash, stock of the acquiring company or a combination of both) in excess of the purchase price paid by the Fund for the target company’s stock. However, a Fund is subject to the risk that the merger transaction may be canceled, delayed or restructured, in which case a Fund’s holding of the target company’s stock may not result in any profit for the Fund and may lose significant value.

Mezzanine Investments. Certain Funds, consistent with restrictions on investing in securities of a specific credit quality, may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. Certain Funds may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. Bank obligations include certificates of deposit (“CDs”), notes, bankers’ acceptances (“BAs”) and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions, domestic branches of foreign banks, and also foreign branches of domestic banks having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. In particular, the Funds may invest in:

(a)	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including assets of domestic and foreign branches of such banks);

(b)	high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody’s or F-2 or higher by Fitch, as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;

(c)	unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Fund’s Manager;

(d)	asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit

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card receivables);

(e)	securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;

(f)	dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities;

(g)	funding agreements issued by highly-rated U.S. insurance companies;

(h)	securities issued or guaranteed by state or local governmental bodies;

(i)	repurchase agreements relating to the above instruments;

(j)	municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or instrumentalities or which otherwise depend directly or indirectly on the credit of the United States;

(k)	fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody’s, SP-2 or A- 2 or higher by S&P, or F-2 or higher by Fitch;

(l)	tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody’s, A-2 or higher by S&P, or F-2 or higher by Fitch;

(m)	municipal bonds rated A or higher by Moody’s, S&P or Fitch;

(n)	unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by the Fund’s Manager under guidelines established by the Board; and

To the extent consistent with their investment objectives, a Fund may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Mortgage-Related Securities

Mortgage-Backed Securities. Mortgage-backed securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans that underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

Mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, investments in mortgage-backed securities involve certain specific risks. These risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Fund. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the weighted average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

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To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income, which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but that usually have some form of private credit enhancement.

Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of Federal Housing Administration (“FHA”)-insured or Veterans’ Administration (“VA”)-guaranteed mortgages. Pass-through certificates guaranteed by Ginnie Mae (such certificates are also known as “Ginnie Maes”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae, whose guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are guaranteed as to timely payment of principal and interest by Fannie Mae. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of Fannie Mae to borrow from the U.S. Treasury Department. Fannie Mae was established as a federal agency in 1938 and in 1968 was chartered by Congress as a private shareholder-owned company. Mortgage-related securities issued by the Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a stockholder-owned corporation chartered by Congress in 1970. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. While Freddie Mac generally does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both Fannie Mae and Freddie Mac. In addition the U.S. Treasury Department agreed to provide Fannie Mae and Freddie Mac up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.

Private mortgage pass-through securities are structured similarly to Ginnie Mae, Fannie Mae, and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Manager determines that the securities meet a Fund’s quality standards.

A Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related

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securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.

Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). All future references to CMOs also include REMICs.

CMOs are structured into multiple classes, often referred to as a “tranche,” each issued at a specific adjustable or fixed interest rate, and bearing a different stated maturity date and each must be fully retired no later than its final distribution date. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Commission, and a Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act on investments by a Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, a Fund’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the Investment Company Act; and (4) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Fund selects CMOs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

A Fund may also invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs (“PAC bonds”), sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class at a time while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing market index or rate. Typical indices would include the eleventh district cost-of-funds index (“COFI”), LIBOR, one-year Treasury yields, and ten-year Treasury yields.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities (“ARMs”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for a set number of scheduled monthly payments. After that schedule of payments has been completed, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM’s maximum rate, the ARM’s coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the

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applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then used to reduce the outstanding principal balance of the ARM.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-related securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances, a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through one or more investment banking firms acting as brokers or dealers. The CMO residual market has developed relatively recently and CMO residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests.

Stripped Mortgage-Backed Securities. A Fund may invest in stripped mortgage-backed securities (“SMBSs”) issued by agencies or instrumentalities of the United States. SMBSs are derivative multi-class mortgage-backed securities. SMBS arrangements commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal only or PO class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest only or IO class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. While a Fund may purchase securities of a PO class, a Fund is more likely to purchase the securities of an IO class. The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs that represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of this type of IO to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. As a result of the above factors, a Fund generally will purchase IOs only as a component of so called “synthetic” securities. This means that purchases of IOs will be matched with certain purchases of other securities, such as POs, inverse floating rate CMOs or fixed rate securities; as interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on a Fund because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the POs or fixed rate securities.

Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

Municipal Bonds. Certain Funds may invest in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the

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interest paid thereon is excluded from gross income for Federal income tax purposes and any applicable state and local taxes. Other types of private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” and “revenue” or “special obligation” bonds, which latter category includes private activity bonds (“PABs”) (or “industrial development bonds” under pre-1986 law).

General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

PABs. PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. “Moral obligation” bonds are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality that created the special purpose public authority that issued the bonds.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and a Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make

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the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines that have been adopted by the Directors and subject to the supervision of the Directors, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s, or BBB or better by S&P or Fitch Ratings (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement — such as insurance — the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Fund’s operating expenses and adversely affect the net asset value of a Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Fund would not have the right to take possession of the assets. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt. In addition, a Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, may limit the extent to which a Fund may exercise its rights by taking possession of such assets, because as a regulated investment company a Fund is subject to certain limitations on its investments and on the nature of its income.

Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution that issued the participation interest upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

There is the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Funds have been advised by counsel that they should be entitled to treat the income

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received on Participating VRDOs as interest from tax-exempt obligations. It is not contemplated that any Fund will invest more than a limited amount of its total assets in Participating VRDOs.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), VRDOs are not comparable to fixed rate securities. During periods of declining interest rates, a Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Fund’s yield on a VRDO will increase and the Fund’s shareholders will have a reduced risk of capital depreciation.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to a Fund’s restriction on illiquid investments unless, in the judgment of the Directors such VRDO is liquid. The Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Directors, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

The VRDOs and Participating VRDOs in which a Fund may invest will be in the following rating categories at the time of purchase: MIG-1/ VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch).

Transactions in Financial Futures Contracts. The Municipal Funds and certain other funds deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership that is also responsible for handling daily accounting of deposits or withdrawals of margin.

The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by a Municipal Fund. As a result, a Municipal Fund’s ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of a Municipal Fund’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by a Municipal Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by a Municipal Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Call Rights. A Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. A Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of a Fund’s net assets.

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Municipal Interest Rate Swap Transactions. In order to hedge the value of a Fund against interest rate fluctuations or to enhance a Fund’s income, a Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Bond Market Association Municipal Swap Index swaps (“BMA Swaps”). To the extent that a Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions primarily as a hedge rather than as a speculative investment. However, a Fund also may invest in MMD Swaps and BMA Swaps to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

A Fund may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, a Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax-exempt index, BMA Swaps may reduce cross-market risks incurred by a Fund and increase a Fund’s ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

A Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, a Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between a Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance. A Fund has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund.

Pay-in-kind Bonds. Certain Funds may invest in Pay-in-kind, or PIK, bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, each Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Portfolio Turnover Rates. A Fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Manager believes investment considerations warrant such sale or purchase. Although each of S&P 500 Index Fund, Small Cap Index Fund, International Index Fund and Index Equity will use an approach to investing that is largely a passive, indexing approach, each Fund may engage in a substantial number of portfolio transactions. With respect to these Funds, the rate of portfolio turnover will be a limiting factor when the Manager considers whether to purchase or sell securities for a Fund only to the extent that the Manager will consider the impact of transaction costs on a Fund’s tracking error. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of a Fund’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect a Fund’s performance.

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Preferred Stock. Certain of the Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Related Securities. Although no Fund may invest directly in real estate, certain Funds may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

In addition, if a Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

Real Estate Investment Trusts (“REITs”). In pursuing its investment strategy, a Fund may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. Generally, dividends received by a Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in

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mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Repurchase Agreements and Purchase and Sale Contracts. Under repurchase agreements and purchase and sale contracts, the other party agrees, upon entering into the contract with a Fund, to repurchase a security sold to the Fund at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement.

A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Fund and the purchaser receives any interest on the security paid during the period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. A Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

Repurchase agreements and purchase and sale contracts result in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations. However, in the event of a default under a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default.

Both types of agreement usually cover short periods, such as less than one week, although they may have longer terms, and may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, a Fund’s Manager or sub-adviser will monitor the creditworthiness of the seller, and a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. The Fund does not have this right to seek additional collateral as a purchaser in the case of purchase and sale contracts. The Fund’s adviser or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

A Fund may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a particular date and price. A Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline

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below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that (i) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase and (ii) the price of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rights Offerings and Warrants to Purchase. Certain Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

Securities Lending. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. Each Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to affiliates of the Fund and to retain an affiliate of the Fund as lending agent.

A Fund would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Fund in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSROs, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e., CDs, BAs and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds. Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

BlackRock Investment Management, LLC (“BIM”), an affiliate of BlackRock, acts as securities lending agent for the Funds and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Funds’ securities

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lending program. BIM may invest such collateral in short-term investments, including in one or more investment companies or unregistered investment vehicles managed by BlackRock, BIM or their affiliates that invest, subject to applicable law, in money market securities or high-quality, short-term instruments.

The Funds may lend securities to broker-dealers who are affiliates of Merrill Lynch, subject to the terms of an exemptive order from the SEC.

Securities of Smaller or Emerging Growth Companies. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Fund management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

Short Sales. Certain Funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a Fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment received by the Fund on such security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a Fund to the risks associated with those securities, such short sales involve speculative exposure risk. A Fund will incur a loss as a result of a short sale if the price of the security increases between

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the date of the short sale and the date on which the Fund replaces the borrowed security. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A Fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

A Fund may also make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. A Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Fund’s other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. A Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security pursuant to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Stripped Securities. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

Planned amortization classes (“PACs”) have scheduled principal payments, and generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the

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volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

Targeted amortization classes (“TACs”) are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

Supranational Entities. A Fund may invest in debt securities of supranational entities. Examples of such entities include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.

U.S. Government Obligations. A Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Ginnie Mae, Fannie Mae, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the Ginnie Mae, Fannie Mae and Freddie Mac. See “Mortgage-Backed Securities” above.

U.S. Treasury Obligations. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Utility Industries

Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in

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the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The Manager believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The Manager seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the Manager believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Manager will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies which have comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

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The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.

A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Manager, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Manager, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. The Manager believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.

Utility Industries Generally. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment, including “TBA” (to be announced) basis. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of

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the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

When a Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Fund, a rated security may cease to be rated. A Fund’s Manager or sub-adviser will consider such an event in determining whether the Fund should continue to hold the security.

Zero Coupon Securities. Zero coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

A Fund accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in a Fund’s exposure to zero coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.

Suitability (All Funds)

The economic benefit of an investment in any Fund depends upon many factors beyond the control of the Fund, the Manager and its affiliates. Each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

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Investment Restrictions (All Funds)

See Part I, Section II “Investment Restrictions” of each Fund’s Statement of Additional Information for the specific fundamental and non-fundamental investment restrictions adopted by each Fund. In addition to those investment restrictions, each Fund is also subject to the restrictions discussed below.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund’s existing OTC options on financial futures contracts would exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are determined to be illiquid. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid only such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of any Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund’s shareholders.

Each Fund’s investments will be limited in order to allow the Fund to qualify as a “regulated investment company” for purposes of the Code. See “Dividends and Taxes — Taxes.” To qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) at least 50% of the market value of each Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income).

Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Directors of a Fund to the extent necessary to comply with changes to the Federal tax requirements. A Fund that is “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

Directors and Officers

See Part I, Section III “Information on Directors and Officers,“—Biographical Information,“—Share Ownership” and “—Compensation of Directors” of each Fund’s Statement of Additional Information for biographical and certain other information relating to the Directors and officers of your Fund, including Directors’ compensation.

Management Arrangements

Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the oversight of the Board of Directors, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources.

The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.

Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.

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Management Fee. Each Fund has entered into a Management Agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information.

For Funds that do not have an administrator, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund in connection with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by BlackRock Investments, LLC (“BRIL” or the “Distributor”); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Directors who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributor pays certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Sub-Advisory Fee. The Manager of each Fund has entered into one or more sub-advisory agreements (the “Sub-Advisory Agreements”) with the sub-adviser or sub-advisers identified in each such Fund’s prospectus (the “Sub-Adviser”) pursuant to which the Sub-Adviser provides sub-advisory services to the Manager with respect to the Fund. For information relating to the fees, if any, paid by the Manager to the Sub-Adviser pursuant to the Sub-Advisory Agreement for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information.

Organization of the Manager. The Manager, BlackRock Advisors, LLC, is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc.

Duration and Termination. Unless earlier terminated as described below, each Management Agreement and each Sub-Advisory Agreement will remain in effect for an initial two year period and from year to year thereafter if approved annually (a) by the Board of Directors or by a vote of a majority of the outstanding voting securities of a Fund and (b) by a majority of the Directors of the Fund who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. Each Agreement automatically terminates on assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the applicable Fund.

Other Service Arrangements

Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s Statement of Additional Information (each an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see Part I, Section IV “Management and Advisory Arrangements” of that Fund’s Statement of Additional Information.

For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Directors of the Fund who are affiliated persons of the Administrator or any of its affiliates.

Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue for an initial two year period and from year to year if approved annually (a) by the Board of Directors of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Directors of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party.

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Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Transfer Agency Services. PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC Inc. (“PNC GIS” or the “Transfer Agent”), a subsidiary of PNC, acts as each Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”) with the Funds. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Each Fund pays the Transfer Agent a fee for the services it receives based on the type of account and the level of services required. Each Fund reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in certain fee-based programs sponsored by the Manager or its affiliates. For purposes of each Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system. See Part I, Section IV “Management and Advisory Arrangements — Transfer Agency Fees” of each Fund’s Statement of Additional Information for information on the transfer agency fees paid by your Fund for the periods indicated.

Independent Registered Public Accounting Firm. The Audit Committee of each Fund, which is comprised of all of the Fund’s non-interested Directors, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus for information on your Fund’s independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund are provided on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

For certain Feeder Funds, the Custodian also acts as the custodian of the Master Portfolio’s assets.

Accounting Services. Each Fund has entered into an agreement with State Street or PNC GIS, pursuant to which State Street or PNC GIS provides certain accounting services to the Fund. Each Fund pays a fee for these services. State Street or PNC GIS provides similar accounting services to the Master LLCs. The Manager or the Administrator also provides certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services.

See Part I, Section IV “Management and Advisory Arrangements — Accounting Services” of each Fund’s Statement of Additional Information for information on the amounts paid by your Fund and, if applicable, Master LLC to State Street and the Manager or, if applicable, the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by each Fund and the Manager, each Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Fund’s portfolio holdings. The Fund’s Board of Directors has approved the adoption by the Fund of the policies and procedures set forth below, and has delegated to the Manager the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Board of Directors provides ongoing oversight of the Fund’s and Manager’s compliance with the policies and procedures. As part of this oversight function, the Directors receive from the Fund’s Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these policies and procedures, including reports on any violations of these policies and procedures that may occur. In addition, the Directors receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures.

Examples of the information that may be disclosed pursuant to the Fund’s policies and procedures would include (but is not limited to) specific portfolio holdings — including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the portfolio manager’s discussion of Fund performance and reasoning for significant changes in

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portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Fund may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Fund’s shares, affiliates of the Fund, third party service providers to the Fund, lenders to the Fund, and independent rating agencies and ranking organizations. The Fund, the Manager and its affiliates receive no compensation or other consideration with respect to such disclosures.

Subject to the exceptions set forth below, Confidential Information relating to a Fund may not be disclosed to persons not employed by the Manager or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., Fund annual report), a press release or placement on a publicly-available internet website, including our website at www.blackrock.com. If the Confidential Information has not been publicly disclosed, an employee of the Manager who wishes to distribute Confidential Information relating to the Fund must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Manager will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Manager’s Legal Department in which the person or company (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of an attorney in the Manager’s Legal Department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in the Manager’s Legal Department.

Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Manager’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Fund’s shareholders. In connection with day-to-day portfolio management, the Fund may disclose Confidential Information to executing broker-dealers that is less than 30 days old in order to facilitate the purchase and sale of portfolio holdings. The Fund has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of each Fund and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Manager’s Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Fund’s shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by the Manager’s existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled “Management and Other Service Arrangements — Potential Conflicts of Interest” in this Statement of Additional Information.

Confidential Information — whether or not publicly disclosed — may be disclosed to Fund Directors, the independent Directors’ counsel, the Fund’s outside counsel, accounting services provider and independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Fund’s Chief Compliance Officer or the Manager’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Fund, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Fund’s and Manager’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

The Manager has entered into ongoing arrangements to provide monthly and quarterly selective disclosure of Fund portfolio holdings to the following persons or entities:

Fund’s Board of Directors and, if necessary independent Directors’ counsel and Fund counsel

Fund’s Transfer Agent

Fund’s independent registered public accounting firm

Fund’s accounting services provider

Fund Custodian

Independent rating agencies — Morningstar, Inc. and Lipper Inc.

Information aggregators — Wall Street on Demand, Thomson Financial, eVestment Alliance and informa PSN investment solutions

Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services; Pinnacle West; Callan Associates; Brockhouse &

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Cooper; Cambridge Associates; Mercer; Morningstar/Investorforce; Russell Investments (Mellon Analytical Solutions); and Wilshire Associates

Portfolio Compliance Consultants — i-Flex Solutions, Inc.

Other than with respect to the Board of Directors, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. Each Director has a fiduciary duty as a director to act in the best interests of the Fund and its shareholders. Selective disclosure is made to the Board of Directors and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Fund. Selective disclosure is made to the Fund’s Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Fund, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Manager’s Legal Department. Disclosure is made to 401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

The Fund and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics and Code of Conduct — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by the Fund — about which the Manager has Confidential Information. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

The Bank of America Corporation (“BAC”), though its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), and The PNC Financial Services Group, Inc. (“PNC”), each have a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the Investment Company Act. BlackRock, BAC, Merrill Lynch, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their

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good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts.

BlackRock and its Affiliates or a BAC Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or BAC Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a BAC Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a BAC Entity. One or more Affiliates or BAC Entities may also create, write or issue derivatives for their customers,

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the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC Entities and may also enter into transactions with other clients of an Affiliate or BAC Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or BAC Entities on an arms-length basis. BlackRock or its Affiliates or a BAC Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC Entities.

One or more Affiliates or one of the BAC Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC Entity will be in its view commercially reasonable, although each Affiliate or BAC Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC Entity of any such fees or other amounts.

When an Affiliate or BAC Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC Entity, will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft

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dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or BAC Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a BAC Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC Entity has significant debt or equity investments or in which an Affiliate or BAC Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a BAC Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC Entity may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates and the BAC Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a

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BAC Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Pricing of Shares” in this Statement of Additional Information, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds’ Board of Directors. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC Entity serve as directors of companies the securities of

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which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

Present and future activities of BlackRock and its Affiliates and BAC Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

Most BlackRock-advised open-end funds offer multiple classes of shares under a plan adopted under Rule 18f-3 under the Investment Company Act. Investor A Shares are sold to investors choosing the initial sales charge alternative and Investor B and Investor C Shares are sold to investors choosing the deferred sales charge alternative. Effective July 1, 2009, Investor B Shares of each Fund are no longer available for purchase except through exchanges, dividend reinvestments, and for purchase by certain qualified employee benefit plans. Shareholders with investments in Investor B Shares as of July 1, 2009 may continue to hold such shares until they automatically convert to Investor A Shares under the existing conversion schedule. All other features of Investor B Shares, including the Rule 12b-1 distribution and service fees, contingent deferred sales charge schedules and conversion features, remain unchanged and continue in effect. Institutional Shares are sold to certain eligible investors without a sales charge. Certain Funds offer Class R Shares, which are available only to certain retirement plans and are sold without a sales charge. In addition, certain Funds offer Service Shares and/or BlackRock Shares that are available only to certain eligible investors. Please see the appropriate Prospectus for your Fund to determine which classes are offered by your Fund and under what circumstances. Each class has different exchange privileges. See “Shareholder Services — Exchange Privilege.”

The applicable offering price for purchase orders is based on the net asset value of a Fund next determined after receipt of the purchase order by a dealer or other financial intermediary (“Selling Dealer”) that has been authorized by the Distributor by contract to accept such orders. As to purchase orders received by Selling Dealers prior to the close of business on the New York Stock Exchange (“NYSE”) (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, including orders received after the close of business on the previous day, the applicable offering price is based on the net asset value determined as of the close of business on the NYSE on that day. If the purchase orders are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the Transfer Agent.

The minimum investment for the initial purchase of shares is set forth in the prospectus for each Fund. The minimum initial investment for employees of a Fund, a Fund’s Manager, Sub-Advisers, BRIL or Transfer Agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Each Fund has lower investment minimums for other categories of shareholders eligible to purchase Institutional Shares, including selected fee-based programs. Each Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. Each Fund may enter into agreements with certain firms whereby such firms will be able to convert shares of a Fund from one class of shares to another class of shares of the same Fund. Shareholders should consult with their own tax advisors regarding any tax consequences relating to such conversions. Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of any Fund at any time.

Each Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may resume offering the shares from time to time. Any order may be rejected by

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a Fund or the Distributor. Neither the Distributor, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change.

The term “purchase,” as used in the Prospectus and this Statement of Additional Information, refers to (i) a single purchase by an individual, (ii) concurrent purchases by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account, and (iii) single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary may be involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by (i) any company that has not been in existence for at least six months, (ii) a company that has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount, or (iii) any group of individuals whose sole organizational nexus is that its participants are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Institutional Shares

Institutional Shares may be purchased at net asset value without a sales charge. Only certain investors are eligible to purchase Institutional Shares. Investors who are eligible to purchase Institutional Shares should purchase Institutional Shares because they are not subject to any sales charge and have lower ongoing expenses than Investor A, Investor B, Investor C, Class R, or Service Shares. A Fund may in its discretion waive or modify any minimum investment amount, may reject any order for any class of shares and may suspend and resume the sale of shares of any Fund at any time.

Eligible Institutional Share Investors.

Institutional Shares of the Funds may be purchased by customers of broker-dealers and agents that have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Fund shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

Investors who currently own Institutional Shares in a shareholder account are entitled to purchase additional Institutional Shares of a Fund in that account, although shareholders that hold their shares through a financial adviser or other financial intermediary that has an omnibus account with the Fund must meet the Institutional minimum investment requirements in order to make such additional purchases. In addition, the following investors may purchase Institutional Shares: employees, officers, directors/trustees of BlackRock, Inc., BlackRock Funds, Merrill Lynch & Co., Inc., The PNC Financial Services Group Inc., or their respective affiliates and any trust, pension, profit-sharing or other benefit plan for such persons; institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Fund; certain qualified retirement plans; investors in selected fee based programs; clients of registered investment advisers who have $250,000 invested in the Funds; clients of the Trust departments of PNC Bank and Merrill Lynch Bank & Trust Co., FSB and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets; unaffiliated banks, thrifts or trust companies that have agreements with the Distributor; and holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of a Fund.

Purchase Privileges of Certain Persons. Employees, officers, directors/trustees of BlackRock, Inc., BlackRock Funds, Merrill Lynch & Co., Inc., The PNC Financial Services Group Inc., or their respective affiliates; and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Institutional Shares without regard to any existing minimum investment requirements. A Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees, directors, and board members of other funds wishing to purchase shares of a Fund must satisfy the Fund’s suitability standards.

Initial Sales Charge Alternative — Investor A Shares

Investors who prefer an initial sales charge alternative may elect to purchase Investor A Shares.

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Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with investments in Investor B and Investor C Shares. Investors who do not qualify for reduced initial sales charges and who expect to maintain their investment for an extended period of time also may elect to purchase Investor A Shares, because over time the accumulated ongoing service and distribution fees on Investor B, Investor C and Class R Shares may exceed the Investor A initial sales charge and service fee. Although some investors who previously purchased Institutional Shares may no longer be eligible to purchase Institutional Shares of other Funds, those previously purchased Institutional Shares, together with Investor A, Investor B and Investor C Share holdings, will count toward a right of accumulation that may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Investor B, Investor C and Class R Shares service and distribution fees will cause Investor B, Investor C and Class R Shares to have higher expense ratios, pay lower dividends and have lower total returns than the Investor A Shares. The ongoing Investor A and Service Shares’ service fees will cause Investor A and Service Shares to have a higher expense ratio, pay lower dividends and have a lower total return than Institutional Shares.

See Part I, Section V “Information on Sales Charges and Distribution Related Expenses — Investor A Sales Charge Information” of each Fund’s Statement of Additional Information for information about amounts paid to the Distributor (and the Fund’s previous distributors) in connection with Investor A Shares for the periods indicated.

The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling Investor A Shares of a Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

Certain investors may be eligible for a reduction in or waiver of a sales load due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments.

Reinvested Dividends. No sales charges are imposed upon shares issued as a result of the automatic reinvestment of dividends.

Rights of Accumulation. Investors have a “right of accumulation” under which the current value of an investor’s existing Investor and Institutional Shares in most BlackRock Funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Letter of Intent. An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor or Institutional Shares in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund, and the investor must tell the Fund that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by the Fund are not counted toward the sales charge reduction. During the term of the Letter of Intent, the Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period and the investor does not pay the higher sales load within 20 days, the Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Purchase Privileges of Certain Persons.

Qualified Plans. In general, no sales charge will apply to purchases by authorized qualified employee benefit plans (“Qualified Plans”) of Investor A Shares. BlackRock may pay placement fees to dealers, up to the following amounts, on purchases of Investor A Shares of all Funds by Qualified Plans:

	All Funds Except Balanced Capital and Basic Value	Balanced Capital and Basic Value
Less than $3,000,000	1.00%	0.75%
$3 million but less than $15 million	0.50%	0.50%
$15 million and above	0.25%	0.25%

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For the table above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares will result in a placement fee of up to 1.00% (0.75% for Balanced Capital) on the first $3 million and 0.50% on the final $1 million).

Other. The following persons associated with the Funds, the Fund’s Manager, Sub-Advisers, Distributor, fund accounting agent or Transfer Agent and their affiliates may buy Investor A Shares of each of the Funds without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners; (b) employees and retirees; (c) representatives of firms who have entered into selling agreements to distribute shares of BlackRock-advised funds; (d) immediate family members of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d). The following persons may also buy Investor A Shares without paying a sales charge: (a) authorized qualified employee benefit plans and rollovers of current investments in a Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund; (e) persons associated with the Fund, the Fund’s Distributor, the Fund’s Manager, Sub-Advisers or Transfer Agent, and their affiliates; (f) persons participating in a “wrap account” or similar program under which they pay advisory fees to a broker-dealer or other financial institution; (g) persons participating in an account or program under which they pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (h) MetLife employees. Investors who qualify for any of these exemptions from the sales charge should purchase Investor A Shares.

If you invest $1,000,000 or more in Investor A or Investor A1 Shares, you may not pay an initial sales charge. However, if you redeem your Investor A or Investor A1 Shares within eighteen months after purchase, you may be charged a deferred sales charge. The deferred sales charge on Investor A Shares is not charged in connection with: (a) redemptions of Investor A Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans; (b) exchanges described in “Exchange Privilege” below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (d) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006; (e) redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock or its affiliates; (f) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Code) subsequent to the purchase of Investor A Shares; (g) involuntary redemptions of Investor A Shares in accounts with low balances; (h) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (i) redemptions related to the payment of PFPC custodial IRA fees; and (j) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of a Fund.

The CDSC (as defined below) related to purchases of $1,000,000 or more of Investor A Shares is not charged if the dealer receives a placement fee over time during the 18 months after purchase.

Investor A Shares are also available at net asset value to investors that, for regulatory reasons, are required to transfer investment positions from a foreign registered investment company advised by BlackRock or its affiliates to a U.S. registered BlackRock-advised fund.

Acquisition of Certain Investment Companies. Investor A Shares may be offered at net asset value in connection with the acquisition of the assets of, or merger or consolidation with, a personal holding company or a public or private investment company.

Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Investor A Shares of a Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Manager from time to time.

Deferred Sales Charge Alternative — Investor B and Investor C Shares

Investors choosing the deferred sales charge alternative should consider Investor B Shares if they intend to hold their shares for an extended period of time and Investor C Shares if they are uncertain as to the length of time they intend to hold their assets in a Fund. If you select Investor B or Investor C Shares, you do not pay an initial sales charge at the time of purchase. A Fund will not accept a purchase order of $50,000 or more for Investor B Shares or $500,000 or more for Investor C Shares. As discussed above, effective July 1, 2009, Investor B Shares of each Fund are no longer available for purchase except through exchanges, dividend reinvestments, and for purchase by certain qualified employee benefit plans. Shareholders with investments in Investor B Shares as of July 1, 2009 may continue to hold such shares until they automatically convert to Investor A Shares under the existing conversion schedule.

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The deferred sales charge alternative may be particularly appealing to investors who do not qualify for the reduction in initial sales charges. Both Investor B and Investor C Shares are subject to ongoing service fees and distribution fees; however, these fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Investor B or Investor C Shares. In addition, Investor B Shares will be converted into Investor A Shares of a Fund after a conversion period of approximately eight years, and, thereafter, investors will be subject to lower ongoing fees.

BlackRock compensates financial advisers and other financial intermediaries for selling Investor B and Investor C Shares at the time of purchase from its own funds. Proceeds from the CDSC (as defined below) and the distribution fee are paid to the Distributor and are used by the Distributor to defray the expenses of securities dealers or other financial intermediaries (including Merrill Lynch and BAC) related to providing distribution-related services to each Fund in connection with the sale of Investor B and Investor C Shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of each Fund to sell the Investor B and Investor C Shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on Investor B and Investor C Shares is limited by the NASD asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Dealers will generally receive commissions equal to 4.00% of Investor B Shares sold by them plus ongoing fees under the Fund’s Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor B Shares to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A and Investor C Shares.

Dealers will generally immediately receive commissions equal to 1% of the Investor C Shares sold by them plus ongoing fees under the Fund’s Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor C Shares to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A and Investor B Shares.

Contingent Deferred Sales Charges — Investor B Shares. If you redeem Investor B Shares within six years of purchase, you may be charged a contingent deferred sales charge (“CDSC”) at the rates indicated in the Fund’s Prospectus and below. The CDSC will be calculated in a manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares acquired through reinvestment of dividends. The order of redemption will be first of shares held for over six years in the case of Investor B Shares, next of shares acquired pursuant to reinvestment of dividends, and finally of shares in the order of those held longest. The same order of redemption will apply if you transfer shares from your account to another account. If you exchange your Investor B Shares for Investor B Shares of another Fund, the CDSC schedule that applies to the shares that you originally purchased will continue to apply to the shares you acquire in the exchange.

The following table sets forth the schedule that applies to the Investor B CDSC:

Years Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge*
0 — 1	4.50%
1 — 2	4.00%
2 — 3	3.50%
3 — 4	3.00%
4 — 5	2.00%
5 — 6	1.00%
6 and thereafter	None

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Shares purchased prior to June 1, 2001 were subject to the four-year contingent deferred sales charge schedule then in effect which has now expired. Shares purchased prior to October 2, 2006 are subject to the 4.00% six-year CDSC schedule in effect at that time. Not all BlackRock funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the original charge will apply.

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To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because they were issued through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.50% (the applicable rate in the third year after purchase).

Conversion of Investor B Shares to Investor A Shares. Approximately eight years after purchase (the “Conversion Period”), Investor B Shares of each Fund will convert automatically into Investor A Shares of that Fund (the “Conversion”). The Conversion will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. The Conversion will not be deemed a purchase or sale of the shares for Federal income tax purposes.

Shares acquired through reinvestment of dividends on Investor B Shares will also convert automatically to Investor A Shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying the dividend reinvestment shares were outstanding. If at the Conversion Date the Conversion will result in less than $50 worth of Investor B Shares being left in an account, all of the Investor B Shares of the Fund held in the account will be converted into Investor A Shares of the Fund.

In general, Investor B Shares of equity Funds will convert approximately eight years after initial purchase and Investor B and Investor B1 Shares of taxable and tax-exempt fixed income Funds will convert approximately ten years after initial purchase. If you exchange Investor B Shares with an eight-year Conversion Period for Investor B Shares with a ten-year Conversion Period, or exchange Investor B or Investor B1 Shares with a ten-year Conversion Period for Investor B Shares with an eight-year Conversion Period, the Conversion Period that applies to the shares you acquire in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See “Shareholder Services — Fee-Based Programs.”

If you own shares of a Fund that, in the past, issued stock certificates and you continue to hold such stock certificates, you must deliver any certificates for Investor B Shares of the Fund to be converted to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. If the Transfer Agent does not receive the certificates at least one week prior to the Conversion Date, your Investor B Shares will convert to Investor A Shares on the next scheduled Conversion Date after the certificates are delivered.

Contingent Deferred Sales Charge — Investor C Shares

Investor C Shares that are redeemed within one year of purchase may be subject to a 1.00% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether an Investor C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Investor C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Investor C CDSC will be assessed on shares acquired through reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

See Part I, Section V “Information on Sales Charges and Distribution Related Expenses — Investor B and Investor C Sales Charge Information” of each Fund’s Statement of Additional Information for information about amounts paid to the Distributor (and to the Fund’s previous distributors) in connection with Investor B and Investor C Shares for the periods indicated.

Investor B and Investor C Shares — Contingent Deferred Sales Charge Waivers and Reductions

The CDSC on Investor B and Investor C Shares is not charged in connection with: (1) redemptions of Investor B and Investor C Shares purchased through certain authorized qualified employee benefit plans and rollovers of current investments in the Fund through such plans; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (4) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006; (5) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (6) redemptions in connection with a shareholder’s death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent) or disability (as defined in the Code) subsequent to the purchase of Investor B or Investor C Shares; (7) withdrawals resulting from

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shareholder disability (as defined in the Code) as long as the disability arose subsequent to the purchase of the shares; (8) involuntary redemptions of Investor B or Investor C Shares in accounts with low balances as described in “Redemption of Shares” below; (9) redemptions made pursuant to a systematic withdrawal plan, subject to the limitations set forth under “Systematic Withdrawal Plan” below; (10) redemptions related to the payment of PFPC custodial IRA fees; and (11) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no CDSC is charged on Investor B or Investor C Shares acquired through the reinvestment of dividends or distributions.

Class R Shares

Certain of the Funds offer Class R Shares as described in each such Fund’s Prospectus. Class R Shares are available only to certain retirement plans. Class R Shares are not subject to an initial sales charge or a CDSC but are subject to an ongoing distribution fee of 0.25% per year and an ongoing service fee of 0.25% per year. Distribution fees are used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion. Service fees are used to compensate securities dealers and other financial intermediaries for service activities. If Class R Shares are held over time, these fees may exceed the maximum sales charge that an investor would have paid as a shareholder of one of the other share classes.

Service Shares

Certain Funds offer Service Shares, which are available only to certain investors, including: (i) certain financial institutions, such as banks and brokerage firms, acting on behalf of their customers; (ii) certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996; and (iii) participants in the Capital DirectionsSM asset allocation program. Service Shares are not subject to an initial sales charge or a CDSC but are subject to an ongoing service fee of 0.25% per year. Service Shares are offered to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program.

BlackRock Shares

Certain Funds offer BlackRock Shares, which are available only to certain investors. BlackRock Shares are offered without a sales charge to institutional investors, registered investment advisers and certain fee-based programs.

Redemption Fee

Certain Funds charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is for the benefit of the remaining shareholders of a Fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). A Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of a Fund, the redemption fee will not be assessed on redemptions or exchanges by:

  accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the Fund not to be detrimental to the Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

  accounts of shareholders who have died or become disabled;

  shareholders redeeming or exchanging shares:

—	through the Fund’s Systematic Withdrawal Plan or Systematic Exchange Plan,

—	in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code), a 403(b) plan or any other Internal Revenue Code Section 401

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qualified employee benefit plan or account,

—	in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;

  shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans;

  redemptions of shares acquired through dividend reinvestment;

  BlackRock Funds whose trading practices are determined by the Fund not to be detrimental to the Fund or long- term shareholders; and

  certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship

Each Fund may sell shares to certain 401(k) plans, 403(b) plans, bank or trust company accounts and accounts or certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations.

Closed End Fund Reinvestment Option

Subject to the conditions set forth below, shares of each Fund are offered at net asset value to shareholders of certain continuously offered closed-end funds advised by a Manager (an “Eligible Fund”) who wish to reinvest the net proceeds from a sale of such shares. Upon exercise of this reinvestment option, shareholders of BlackRock Senior Floating Rate Fund, Inc. will receive Investor B Shares of a Fund and shareholders of BlackRock Senior Floating Rate Fund II, Inc. will receive Investor C Shares of a Fund.

In order to exercise this reinvestment option, a shareholder of an Eligible Fund must sell his or her shares back to the Eligible Fund in connection with a tender offer conducted by the Eligible Fund and reinvest the proceeds immediately in the designated class of shares of a Fund. Purchase orders from Eligible Fund shareholders who wish to exercise this reinvestment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of shares of a Fund on such day. Shareholders who exercise the reinvestment option will not be required to pay any Early Withdrawal Charge that may be due on the sale of their Eligible Fund shares. Under the reinvestment privilege, Eligible Fund shareholders will pay the Early Withdrawal Charge in the form of a contingent deferred sales charge only upon redemption of the Investor B or Investor C Shares they acquire in the transaction. In determining whether a CDSC is due on the redemption of such Investor B or Investor C Shares, the holding period of the Eligible Fund shares will be tacked to the holding period of the shares acquired upon the exercise of the reinvestment privilege. The holding period of the Eligible Fund shares will also count toward the holding period for the conversion of Investor B Shares into another class of shares. The CDSC schedule that applies to the acquired shares will be the same as the Early Withdrawal Charge schedule that applies to the Eligible Fund shares sold.

Distribution Plans

Each Fund has entered into a distribution agreement with BRIL under which BRIL, as agent, offers shares of each Fund on a continuous basis. BRIL has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. BRIL’s principal business address is 40 East 52nd Street, New York, NY 10022. BRIL is an affiliate of BlackRock.

Pursuant to the distribution plans of the Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares (each, a “Plan”), the Fund may pay BRIL and/or BlackRock or any other affiliate or significant shareholder of BlackRock fees for distribution and sales support services. Currently, as described further below, only Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares bear the expense of distribution fees under a Plan. In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, BRIL, BAC, Merrill Lynch, PNC and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock or BRIL has retained a portion of the shareholder servicing fees paid by the Fund.

Each Fund’s Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Plan to the Fund and the related class of shareholders. In approving a Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that the Plan will benefit the Fund and its related class of shareholders. The Plan provides, among other things, that: (i) the Board of Directors shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Directors in accordance with Rule 12b-1 under the Investment Company Act; (iii) any material amendment thereto must

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be approved by the Board of Directors, including the directors who are not “interested persons” of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b-1 Directors”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Directors; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s Directors who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested Directors. Rule 12b-1 further requires that each Fund preserve copies of each Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Plan or such report, the first two years in an easily accessible place.

Payments under the Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred. As a result, distribution-related revenues from the Plans may be more or less than distribution-related expenses of the related class. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration quarterly. Distribution-related revenues consist of the service fees, the distribution fees and the CDSCs. Distribution-related expenses consist of financial adviser compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. Distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Directors, or by vote of the holders of a majority of the shares of such class.

See Part I, Section V “Distribution Related Expenses” of each Fund’s Statement of Additional Information for information relating to the fees paid by your Fund to the Distributor under each Plan during the Fund’s most recent fiscal year.

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by Class R Shares, and the distribution fee and the CDSC borne by the Investor B and Investor C Shares. This limitation does not apply to the service fee. The maximum sales charge rule is applied separately to each class and limits the aggregate of distribution fee payments and CDSCs payable by a Fund to (1) 6.25% of eligible gross sales of Investor B, Investor C and Class R Shares, computed separately (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). See Part I, Section V “Information on Sales Charges and Distribution Related Expenses — Limitation on the Payment of Deferred Sales Charge” of each Fund’s Statement of Additional Information for comparative information as of your Fund’s most recent fiscal year end with respect to the Investor B, Investor C and, if applicable, Class R Shares of your Fund.

Other Compensation to Selling Dealers

Pursuant to each Fund’s Distribution Agreements and Distribution and Service Plans (the “Plans”), each Fund may pay BRIL and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. In addition, each Fund may pay to Service Organizations fees for the provision of personal services to shareholders. In the past, BlackRock has retained a portion of the shareholder servicing fees paid by a Fund.

With respect to Class R Shares, the front-end sales charge and the applicable distribution fee payable under the Plan are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Class R Shares.

With respect to Investor B, Investor B1 and Investor B2 Shares, Service Organizations and other broker/dealers receive commissions from BRIL for selling Investor B, Investor B1 and Investor B2 Shares, which are paid at the time of the sale. The applicable distribution fees payable under the Plans are intended to cover the expense to BRIL of paying such up-front commissions, as well as to cover ongoing commission payments to broker-dealers or other Service Organizations. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B, Investor B1 or Investor B2 Shares are redeemed prior to the expiration of the conversion period, after which Investor B, Investor B1 and Investor B2 Shares automatically convert to Investor A Shares.

With respect to Investor C, Investor C1 and Investor C2 Shares, Service Organizations and other broker-dealers receive commissions from BRIL for selling Investor C, Investor C1 and Investor C2 Shares, which are paid at the time of the sale. The applicable distribution fees payable under the Plans are intended to cover the expense to BRIL of paying such up-front commissions, as well as to cover ongoing commission payments to the broker-dealers or other Service Organizations. The contingent deferred sales charge is

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calculated to charge the investor with any shortfall that would occur if Investor C, Investor C1 or Investor C2 Shares are redeemed within 12 months of purchase.

From time to time BRIL and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under each Plan, which waivers may be terminated at any time. Payments are made by the Fund pursuant to each Plan regardless of expenses incurred by BRIL or BlackRock.

The Funds currently do not make distribution payments with respect to Investor A, Investor A1, Hilliard Lyons, Service, Institutional or BlackRock Shares under the Plans. However, the Plans permit BRIL, BlackRock and certain of their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BRIL, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These non-Plan payments would be in addition to a Fund’s payments described in this Statement of Additional Information for distribution and shareholder servicing. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BRIL, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BRIL’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BRIL, BlackRock or their affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable NASD regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Ameriprise Financial Services, Inc., AXA Advisors, LLC, Banc of America Investment Services, Inc., Citigroup, Commonwealth Equity Services, LLP, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Inc., Morgan Stanley, New England Securities Corporation, Oppenheimer & Co. Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets, Tower Square Securities Inc., UBS, Wachovia Securities, Walnut Street Securities Inc., Wells Fargo and/or broker-dealers and other financial services firms under common control with the above organizations (or their successors and assignees). The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization, and (b) 0.21% of the assets attributable to that Service Organization invested in a Fund.

Other Distribution Arrangements

Certain Funds and BlackRock have entered into distribution agreements with UBS AG and BMO Harris Investment Management Inc. whereby those firms may, in certain circumstances, sell certain shares of the Funds in certain jurisdictions. The level of payments made to UBS AG in any year for the sale and distribution of a Fund’s shares will vary and normally will not exceed the sum of the service fee payable on the assets attributable to UBS AG plus an additional fee equal to a percentage of such assets which shall range up to 0.25%. BMO Harris Investment Management Inc. does not receive payments in connection with the sale and distribution of Fund shares.

In lieu of payments pursuant to the foregoing, BRIL, BlackRock, PNC or their affiliates may make payments to the above named Service Organizations of an agreed-upon amount which, subject to certain agreed-upon minimums, will generally not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, BRIL, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may

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receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, BRIL, BlackRock and their affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and certain of its affiliates fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share class of a Fund, with respect to which the Fund does not pay shareholder servicing fees under a Plan. The fees are paid according to the following schedule: certain money market funds: 0.15% of net assets; certain fixed income funds: 0.20% of net assets; and certain equity funds: 0.25% of net assets (except that with respect to Index Equity, the fee is 0.04% of net assets).

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plans, each Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of BlackRock Shares of the Small Cap Value Equity Fund, and Hilliard Lyons, Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares of all Funds. Such services will be provided to Customers who are the beneficial owners of shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and Transfer Agent to the Fund’s shareholders of record. In consideration for payment of the applicable service fee Service Organizations may provide general shareholder liaison services, including, but not limited to: (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its Transfer Agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either: (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BRIL or their affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

REDEMPTION OF SHARES

Shares normally will be redeemed for cash upon receipt of a request in proper form, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances (valued in the same way as they would be valued for purposes of computing a Fund’s NAV), in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

Except for any CDSC or redemption fee that may be applicable, there will be no redemption charge if your redemption request is sent directly to the Transfer Agent. If you are liquidating your holdings you will receive all dividends reinvested through the date of redemption.

The right to redeem shares may be suspended or payment upon redemption may be delayed for more than seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission,

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as a result of which disposal of portfolio securities or determination of the net asset value of a Fund is not reasonably practicable, and (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Each Fund, with other investment companies advised by the Manager, has entered into a joint committed line of credit with a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from shareholders in extraordinary or emergency circumstances.

The Fund may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Fund reserves the express right to redeem shares of each Fund involuntarily at any time if the Fund’s Board determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Redemption

Investor, Institutional and Class R Shares

Redeem by Telephone: You may sell Investor Shares held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through the Automated Clearing House Network (“ACH”) or wire transfer. Certain redemption requests, such as those in excess of these amounts, and those where (i) the Fund does not have verified banking information on file; or (ii) the proceeds are not paid to the record owner at the record address, must be in writing with a medallion signature guarantee provided by any “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), whose existence and validity may be verified by the Transfer Agent through the use of industry publications. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7762 for details. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. The three recognized medallion programs are Securities Transfer Agent Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees which are not a part of these programs will not be accepted. A notary public seal will not be acceptable. Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PNC GIS in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days. A Fund, its Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemption requests will not be honored if: (i) the accountholder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) a Fund does not have verified information on file, (iv) the request is by an individual other than the accountholder of record, (v) the account is held by joint tenants who are divorced, (vi) the address on the account has changed within the last 30 days or share certificates have been issued on the account, or (vii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The Fund may refuse a telephone redemption request if it believes it is advisable to do so. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

Redeem by VRU: Investor Shares may also be redeemed by use of the Fund’s automated voice response unit service (“VRU”). Payment for Investor Shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

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Redeem in Writing: If you hold shares with the Transfer Agent you may redeem such shares without charge by writing to the Fund’s Transfer Agent, PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, Rhode Island 02940. Redemption requests delivered other than by mail should be sent to PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, Rhode Island 02860. If you hold share certificates issued by your Fund, the letter must be accompanied by certificates for the shares. All shareholders on the account must sign the letter. A medallion signature guarantee may be required but may be waived in certain circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

Redemptions of Service Shares and BlackRock Shares may be made in the manner and amounts described in the Prospectuses.

If you redeem shares directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of the proper notice of redemption. A Fund may delay the mailing of a redemption check until good payment (that is, cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which delay will usually not exceed 10 days. If your account is held directly with the Transfer Agent and contains a fractional share balance following a redemption, the fractional share balance will be automatically redeemed by the Fund.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, a Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below the required minimum initial investment due to redemptions you have made. You will be notified that the value of your account is less than the required minimum initial investment before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least the required minimum initial investment before the Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts

Repurchase

A Fund normally will accept orders to repurchase shares from Selling Dealers for their customers. Shares will be priced at the net asset value of the Fund next determined after receipt of the repurchase order by a Selling Dealer that has been authorized by the Distributor by contract to accept such orders. As to repurchase orders received by Selling Dealers prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, which includes orders received after the close of business on the previous day, the repurchase price is the net asset value determined as of the close of business on the NYSE on that day. If the orders for repurchase are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

These repurchase arrangements are for your convenience and do not involve a charge by the Fund (other than any applicable CDSC or redemption fee). However, Selling Dealers may charge a processing fee in connection with such transactions. In addition, securities firms that do not have selected dealer agreements with the Distributor may impose a transaction charge for transmitting the notice of repurchase to the Fund. Each Fund reserves the right to reject any order for repurchase. A shareholder whose order for repurchase is rejected by a Fund, however, may redeem shares as set forth above.

Reinstatement Privilege — Investor A Shares

Upon redemption of Investor A, Investor A1 or Institutional Shares, as applicable, shareholders may reinvest their redemption proceeds (after paying any applicable CDSC or redemption fee) in Investor A Shares of the SAME fund without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received in good order. To exercise this privilege, PNC GIS must receive written notification from the shareholder of record or the registered representative of record, at the time of the purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

SHAREHOLDER SERVICES

Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. You can obtain more information about these services from each Fund by calling the telephone number on the cover page, or from the Distributor, your financial adviser, your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

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Investment Account

If your account is maintained at the Transfer Agent (an “Investment Account”) you will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in your Investment Account since the last statement. You also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. If your Investment Account is held at the Transfer Agent you may make additions to it at any time by mailing a check directly to the Transfer Agent. You may also maintain an account through a selected securities dealer or other financial intermediary. If you transfer shares out of an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in your name may be opened automatically at the Transfer Agent.

You may transfer Fund shares from a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the new firm. If you wish to transfer your shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you must either (i) redeem your shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. You also may request that the new securities dealer or other financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for your benefit whether the securities dealer or other financial intermediary has entered into a selected dealer agreement or not. In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

If you are considering transferring a tax-deferred retirement account, such as an individual retirement account, from one selected securities dealer to another securities dealer or other financial intermediary, you should be aware that if the new firm will not take delivery of shares of the Fund, you must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at the original selected securities dealer for those shares.

Exchange Privilege

U.S. shareholders of Investor A, Investor B, Investor C and Institutional Shares of each Fund have an exchange privilege with certain other Funds. In order to qualify for the exchange privilege, the shares you wish to exchange are required to have a net asset value of at least $100. The minimum amount for exchanges of Investor Shares is $1,000, although you may exchange less than $1,000 if you already have an account in the Fund into which you are exchanging. You may only exchange into a share class and a Fund that are open to new investors or in which you have a current account if the class or fund is closed to new investors. If you held the shares used in the exchange for 30 days or less, you may be charged a redemption fee at the time of the exchange. Before effecting an exchange, you should obtain a currently effective prospectus of the fund into which you wish to make the exchange. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

Exchanges of Investor A and Institutional Shares. Investor A and Institutional Shares are exchangeable with shares of the same class of other Funds.

Exchanges of Institutional Shares outstanding (“outstanding Institutional Shares”) for Institutional Shares of a second Fund or for shares of a money market fund (“new Institutional Shares”) are effected on the basis of relative net asset value per Institutional Share. Exchanges of Investor A Shares outstanding (“outstanding Investor A Shares”) for Investor A Shares of a second Fund, or for shares of a money market fund (“new Investor A Shares”) are effected on the basis of relative net asset value per share.

Exchanges of Investor B and Investor C Shares. Shareholders of certain Funds with Investor B and Investor C Shares outstanding (“outstanding Investor B or Investor C Shares”) may exchange their shares for Investor B or Investor C Shares, respectively, of a second Fund or for shares of a money market fund (“new Investor B or Investor C Shares”) on the basis of relative net asset value per Investor B or Investor C Share, without the payment of any CDSC. Certain Funds impose different CDSC schedules. If you exchange your Investor B Shares for shares of a fund with a different CDSC schedule, the CDSC schedule that applies to the shares exchanged will continue to apply. For purposes of computing the CDSC upon redemption of new Investor B or Investor C Shares, the time you held both the exchanged Investor B or Investor C Shares and the new Investor B Shares or Investor C Shares will count towards the holding period of the new Investor B or Investor C Shares. For example, if you exchange Investor B Shares of a Fund with a six-year CDSC for those of a second Fund after having held the first Fund’s Investor B Shares for two-and-a-half years, the 3.50% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later if you decide to redeem the Investor B Shares of the second Fund and receive cash, there will be no CDSC due on this redemption since by adding the two-and-a-half year

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holding period of the first Fund’s Investor B Shares to the four year holding period for the second Fund’s Investor B Shares, you will be deemed to have held the second Fund’s Investor B Shares for more than six years.

Exchanges for Shares of a Money Market Fund. You may exchange any class of Investor Shares for shares of an affiliated money market fund. If you exchange into BlackRock Summit Cash Reserves Fund (“Summit”), a series of BlackRock Financial Institutions Series Trust, you will receive one of two classes of shares: exchanges of Investor A and Institutional Shares of a Fund will receive Investor A Shares of Summit and exchanges of Investor B and Investor C Shares of a Fund will receive Investor B Shares of Summit. You may exchange Investor A Shares of Summit back into Investor A or Institutional Shares of a Fund. You may exchange Investor B Shares of Summit back into Investor B or Investor C Shares of a Fund and, in the event of such an exchange, the period of time that you held Investor B Shares of Summit will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Investor B Shares. Investor B Shares of Summit are subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Investor B Shares. Exchanges of Investor B or Investor C Shares of a money market fund other than Summit for Investor B or Investor C Shares of a Fund will be exercised at net asset value. However, a CDSC will be charged in connection with any subsequent redemption of the Investor B or Investor C Shares of the Fund received in the exchange. In determining the holding period for calculating the CDSC payable on such redemption, the holding period of the money market fund Investor B or Investor C Shares originally held will be added to the holding period of the Investor B or Investor C Shares acquired through exchange.

Exchanges by Participants in Certain Programs. The exchange privilege may be modified with respect to certain participants in mutual fund advisory programs and other fee-based programs sponsored by the Manager, an affiliate of the Manager, or selected securities dealers or other financial intermediaries that have an agreement with the Distributor. See “Fee-Based Programs” below.

Exercise of the Exchange Privilege. To exercise the exchange privilege, you should contact your financial adviser or PNC GIS, who will advise each Fund of the exchange. If you do not hold share certificates, you may exercise the exchange privilege by wire through your securities dealer or other financial intermediary. Each Fund reserves the right to require a properly completed exchange application.

A shareholder who wishes to make an exchange may do so by sending a written request to the Fund c/o PNC GIS at the following address: PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PNC GIS. This form is available from PNC GIS. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PNC GIS in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

The Funds reserve the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. The Funds reserve the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders.

The Funds, the administrators and BRIL will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds and their service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures. By use of the exchange privilege, the investor authorizes the Fund’s Transfer Agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s Transfer Agent to be genuine. The records of the Fund’s Transfer Agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders.

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Each Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain Funds may suspend the continuous offering of their shares to the general public at any time and may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. The exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

Certain fee-based programs offered by the Manager or its affiliates, or by a selected securities dealer or other financial intermediary that has an agreement with the Distributor, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Institutional Shares. Under specified circumstances, participants in certain Programs may exchange their shares in the Program for Institutional Shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares or the automatic exchange of shares to another class at net asset value. Shareholders that participate in a Program generally have two options at termination. A Program can be terminated and the shares liquidated or a Program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the Program can be held after termination. Shares that have been held for less than specified periods within a Program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in a Program are eligible to purchase additional shares of the respective share class of the Fund, but purchase of Investor A Shares may be subject to upfront sales charges. A shareholder may only make additional purchases of Institutional Shares if the shareholder is otherwise eligible to purchase Institutional Shares.

Retirement and Education Savings Plans

Individual retirement accounts and other retirement and education savings plans are available from your financial intermediary. Under these plans, investments may be made in a Fund and certain of the other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these plans. Information with respect to these plans is available on request from your financial intermediary.

Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and, in the case of Roth IRAs and education savings plans, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating to the plan and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

Investor Share shareholders and certain Service Share shareholders who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 may arrange for periodic investments in that Fund through automatic deductions from a checking or savings account. The minimum pre-authorized investment amount is $50. If you buy shares of a Fund through certain accounts, no minimum charge to your bank account is required. Contact your financial adviser or other financial intermediary for more information. The automatic investment plan for Investor B Shares terminated effective July 1, 2009. Shareholders who currently are enrolled in the plan may redirect their automatic investments into Investor A Shares or Investor C Shares.

Automatic Dividend Reinvestment Plan

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Fund unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PNC GIS, and will become effective with respect to dividends paid after its receipt by PNC GIS. Each Fund declares a dividend each day on “settled” shares (i.e., shares for which the particular Fund has received payment in Federal funds) on the first business day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two business days of receipt. Over the course of a year, substantially all of the Fund’s net investment income will be declared as dividends. The amount of the daily dividend for each Fund will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Fund at least annually.

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Systematic Withdrawal Plans

Shareholders may receive regular distributions from their accounts via a Systematic Withdrawal Plan (“SWP”). Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day is not a business day, on the prior business day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No CDSC will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1% (monthly), 3% (quarterly) and 6% (semi-annually), respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit are still subject to the applicable CDSC.

For this reason, a shareholder may not participate in the Automatic Investment Plan described above (see “How to Buy, Sell, Transfer and Exchange Shares” in the Fund’s Prospectus) and the SWP at the same time.

Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from any Eligible Fund (which means funds so designated by the Distributor from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

PRICING OF SHARES

Determination of Net Asset Value

Valuation of Shares. The net asset value for each class of shares of each Fund is generally calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each business day the NYSE is open.

Valuation of securities held by each Fund is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) are valued via independent pricing services generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued, however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which the Fund values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If a Fund holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which a Fund values such security, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed Income Investments. Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager and/or Sub-Adviser determine such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed income investments including asset-backed and mortgage-related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data (e.g., recent representative bids), credit quality information,

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perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC options may be valued using a mathematical model which incorporates a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Underlying Funds. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other exchange-traded funds will be valued at their most recent closing price.

General Valuation Information

In determining the market value of portfolio investments, the Fund may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on each Fund’s books at their face value.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value each Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Fund’s Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Fund’s Board or by BlackRock (its delegate). Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities acquired by the Funds may be traded on foreign exchanges or over-the-counter markets on days on which a Fund’s net asset value is not calculated. In such cases, the net asset value of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the Fund. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Fund’s pricing time.

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BlackRock, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, the Funds’ accounting agent periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities held by the Funds. The pricing of all Fair Value Assets is subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) shall seek to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Each Fund’s annual audited financial statements, which are prepared in accordance with generally accepted accounting principles (“GAAP”), follow the requirements for valuation set forth in Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), which defines and establishes a framework for measuring fair value under GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, FAS 157 and other accounting rules applicable to mutual funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.

Computation of Offering Price Per Share

See Part I, Section VI “Computation of Offering Price” of each Fund’s Statement of Additional Information for an illustration of the computation of the offering price for shares of your Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

Subject to policies established by the Board of Directors, BlackRock is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.

While BlackRock generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including a Fund. In return for such services, BlackRock may cause a Fund to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

In the case of Feeder Funds, because each Feeder Fund generally invests exclusively in beneficial interests of a Master Portfolio, it is expected that all transactions in portfolio securities will be entered into by the Master Portfolio.

In selecting brokers or dealers to execute portfolio transactions, the Manager and Sub-Adviser seek to obtain the best price and most favorable execution for a Fund, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BlackRock’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided;

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(vi) the broker’s or dealer’s capital (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

BlackRock may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BlackRock regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BlackRock views as impactful to its trading results.

BlackRock may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock’s policies to the extent that such permitted services do not compromise BlackRock’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which BlackRock might pay with Fund commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Fund or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by a Fund to BlackRock are not reduced as a result of BlackRock’s receipt of research services. In some cases, BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Payments of commissions to brokers who are affiliated persons of the Fund, or the Master Portfolio with respect to the Feeder Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the Investment Company Act. Subject to policies established by the Board of Directors of the Master Portfolio, BlackRock is primarily responsible for the execution of the Master Portfolio’s portfolio transactions and the allocation of brokerage.

From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

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BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

Each Fund anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Fund are redeemable on a daily basis in U.S. dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Fund’s portfolio strategies.

See “Portfolio Transactions and Brokerage” in the Statement of Additional Information for information about the brokerage commissions paid by your Fund, including commissions paid to affiliates, if any, for the periods indicated.

Each Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Directors that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

Over-the-counter issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Fund are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each money market fund intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a money market fund will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a money market fund, the turnover rates should not adversely affect the Fund’s net asset values or net income.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The Manager or Sub-Advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Fund and for other investment accounts managed by the Manager or Sub-Advisers are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions,

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(viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro rata allocation may result in a Fund receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BlackRock to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, BlackRock may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

A Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, PNC, BRIL or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board of Directors in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to BlackRock, PNC, BRIL or any affiliated person of the foregoing entities except as permitted by Commission exemptive order or by applicable law.

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Portfolio Turnover

While a Fund generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to any holding period if, in Fund management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund.

DIVIDENDS AND TAXES

Dividends

Each Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid as set forth in each Fund’s prospectus. Each Fund, except the Exchange Portfolio, will also distribute all net realized capital gains, if any, as set forth in such Fund’s prospectus. From time to time, a Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year a Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

For information concerning the manner in which dividends may be reinvested automatically in shares of each Fund, see “Shareholder Services — Automatic Dividend Reinvestment Plan.” Shareholders may also elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Investor A, Investor B, Investor C, Class R and Service Shares will be lower than the per share dividends on Institutional Shares as a result of the service, distribution and higher transfer agency fees applicable to Investor B and Investor C Shares, the service fees applicable to Investor A and Service Shares, and the service and distribution fees applicable to Class R Shares. Similarly, the per share dividends on Investor B, Investor C and Class R Shares will be lower than the per share dividends on Investor A and Service Shares as a result of the distribution fees and higher transfer agency fees applicable to Investor B and Investor C Shares and the distribution fees applicable to Class R Shares, and the per share dividends on Investor B and Investor C Shares will be lower than the per share dividends on Class R Shares as a result of the higher distribution fees and higher transfer agency fees applicable to Investor B and Investor C Shares.

Taxes

Each Fund intends to continue to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its investment company taxable income and net realized capital gains that it distributes to its shareholders in years in which it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for the year. To qualify as a RIC, a Fund must meet certain requirements regarding the source of its income and the composition and diversification of its assets. See Part II, “Investment Risks and Considerations—Investment Restrictions (All Funds)” for a discussion of the asset diversification requirements. In the case of a Feeder Fund, such Fund may look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying the asset diversification requirement and various other requirements of the Code applicable to RICs.

Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders. Each Fund that is a series of a RIC that consists of multiple series is treated as a separate corporation for Federal income tax purposes, and therefore is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one series of a RIC do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual series. In the following discussion, the term “Fund” means each individual series, if applicable.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the previous years. While each Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that

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a sufficient amount of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are designated as exempt-interest dividends will not be subject to regular federal income tax. Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders for taxable years beginning prior to 2011. Under these rules, the portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities, certain types of preferred stock treated as debt for federal income tax purposes and short-term capital gains, such distributions will not constitute “qualified dividend income.”

A Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) is not subject to the 90% distribution requirement for taxation as a RIC, described above. If a Fund retains net capital gain, it is subject to tax on that gain, and may designate the retained amount as undistributed capital gain in a notice to its shareholders, who will be required to include in income, as long-term capital gain, their proportionate shares of such undistributed net capital gain, will be deemed to have paid and may claim as a credit against their Federal income tax liability (and as a refund to the extent it exceeds that liability) their proportionate shares of the tax paid by the Fund on that gain, and may increase the basis of their shares in the Fund by the excess of the amount included in income over the amount allowed as a credit against their taxes.

Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

No gain or loss will be recognized by Investor B shareholders on the conversion of their Investor B Shares into Investor A Shares. A shareholder’s aggregate tax basis in the Investor A Shares acquired upon conversion will be the same as the shareholder’s aggregate tax basis in the converted Investor B Shares, and the holding period of the acquired Investor A Shares will include the holding period for the converted Investor B Shares, assuming the Investor B Shares were held as a capital asset.

If a shareholder of a Fund exercises an exchange privilege within 90 days of acquiring the shares of a Fund, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if such shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Certain Funds may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though a Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of

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withholding or a withholding exemption is provided under applicable treaty law. Dividends derived by a RIC from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to shareholders who are nonresident aliens or foreign entities, if and to the extent properly designated as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Where possible, the Funds intend to make such designations. However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as interest-related or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as an interest-related or short-term capital gain dividend. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be designated as interest-related dividends or short-term capital gain dividends under these rules, which, unless extended, will not apply to distributions with respect to taxable years of a Fund beginning after December 31, 2009.

Distributions to certain foreign shareholders by a Fund at least 50% of whose assets are “U.S. real property interests,” as defined in the Code and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of U.S. real property interests (including certain REIT capital gain dividends and gains on the sale or exchange of shares in certain “U.S. real property holding corporations,” which may include certain REITS, among other entities, generally must be treated by such foreign shareholders as income effectively connected to a trade or business within the United States, generally subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the foreign shareholder to file a U.S. federal income tax return. Unless extended by Congress, this rule will not apply to distributions after December 31, 2009, except to the extent the distribution is attributable to a distribution to the Fund by a REIT.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be non-corporate shareholders for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability, provided that the required information is timely forwarded to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in any combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholder should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain foreign countries and the U.S. may reduce or eliminate such taxes. Shareholders of a Fund more than 50% by value of the assets of which at the close of a taxable year are foreign securities may be able to claim U.S. foreign tax credits with respect to such foreign taxes paid by the Fund, subject to certain requirements and limitations contained in the Code. For example, certain retirement accounts and certain tax-exempt organizations cannot claim foreign tax credits on investments in foreign securities held in a Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on payments with respect to a security only if the holder of the security meets certain holding period requirements. Both the shareholder and the Fund must meet these holding period requirements, and if a Fund fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. Further, to the extent that a Fund engages in securities lending with respect to a security paying income subject to foreign taxes, it may not be able to pass through to its shareholders the ability to take a foreign tax credit for those taxes. If a Fund satisfies the applicable requirements, such Fund will be eligible to file an election with the Internal Revenue Service (“IRS”) pursuant to which shareholders of the Fund will be required to include their proportionate shares of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A Fund will report annually to its shareholders the amount per share of such foreign taxes and other information needed to claim the foreign tax credit.

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Certain transactions entered into by the Funds are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. Funds engaging in transactions affected by these provisions intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification from the special treatment afforded RICs under the Code.

If a Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will generally be treated as owning shares in a passive foreign investment company (“PFIC”) for U.S. Federal income tax purposes. A Fund may be subject to U.S. Federal income tax, and interest charges (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders. However, a Fund may elect to “mark to market” at the end of each taxable year shares that it holds in PFICs. The election is made separately for each PFIC held and, once made, would be effective for all subsequent taxable years, unless revoked with consent from the IRS. Under this election, a Fund would recognize as ordinary income any increase in the value of its shares as of the close of the taxable year over their adjusted tax basis and as ordinary loss any decrease in such value, but only to the extent of previously recognized “mark-to-market” gains. By making the mark-to-market election, a Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed in this discussion, and any such changes or decisions may have a retroactive effect.

An investment in a Fund may have consequences under state, local or foreign tax law, about which investors should consult their tax advisors.

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PERFORMANCE DATA

From time to time a Fund may include its average annual total return and other total return data, and, if applicable, yield and tax-equivalent yield in advertisements or information furnished to present or prospective shareholders. Total return, yield and tax-equivalent yield each is based on a Fund’s historical performance and is not intended to indicate future performance. Average annual total return is determined separately for each class of shares in accordance with a formula specified by the Commission.

Quotations of average annual total return, before tax, for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of Investor A Shares, and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Investor B and Investor C Shares, but does not take into account taxes payable on dividends or on redemption.

Quotations of average annual total return after taxes on distributions for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on distributions received during such period. Average annual total return after taxes on distributions is computed assuming all distributions, less the taxes due on such distributions, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of Investor A Shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Investor B and Investor C Shares. The taxes due on distributions are calculated by applying to each distribution the highest applicable marginal Federal individual income tax rates in effect on the reinvestment date for that distribution. The rates used correspond to the tax character (including eligibility for the maximum 15% tax rate applicable to qualified dividend income) of each distribution. The taxable amount and tax character of each distribution are specified by each Fund on the distribution declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

Quotations of average annual total return after taxes on distributions and sale of Fund shares for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on distributions received during such period as well as on complete redemption. Average annual total return after taxes on distributions and sale of Fund shares is computed assuming all distributions, less the taxes due on such distributions, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Investor A Shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Investor B and Investor C Shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on distributions and on the deemed redemption are calculated by applying the highest applicable marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character (including eligibility for the maximum 15% tax rate applicable to qualified dividend income) of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign tax credits, are taken into account according to federal law.

A Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends

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multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of a Fund’s yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the Fund’s yield that is not tax-exempt.

See Part I, Section VIII “Fund Performance” of each Fund’s Statement of Additional Information for performance information for the shares of your Fund for the periods indicated.

A Fund’s total return will vary depending on market conditions, the securities comprising a Fund’s portfolio, a Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

In order to reflect the reduced sales charges in the case of Investor A Shares or the waiver of the CDSC in the case of Investor B or Investor C Shares applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by a Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC waiver and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

On occasion, a Fund may compare its performance to, among other things, the Fund’s benchmark index indicated in the Prospectus, the Value Line Composite Index, the Dow Jones Industrial Average, or to other published indices, or to performance data published by Lipper Inc., Morningstar, Inc. (“Morningstar”), Money Magazine, U.S. News & World Report, BusinessWeek, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historical performance of a Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of a Fund’s relative performance for any future period. In addition, from time to time a Fund may include the Fund’s Morningstar risk-adjusted performance ratings assigned by Morningstar in advertising or supplemental sales literature. From time to time a Fund may quote in advertisements or other materials other applicable measures of Fund performance and may also make reference to awards that may be given to the Manager. Certain Funds may also compare their performance to composite indices developed by Fund management.

A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information or general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. A Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors of the Funds has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Manager’s proxy voting guidelines. Under these guidelines, the Manager will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Manager, or any affiliated person of the Fund or the Manager, on the other. In such event, provided that the Manager’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients. If the Manager determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Manager’s Portfolio Management Group and/or the Manager’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. Copies of the Proxy Voting Policies are attached as appendices.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.

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GENERAL INFORMATION

Description of Shares

Shareholders of a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors and generally on other matters submitted to the vote of shareholders of the Fund. Shareholders of a class that bears distribution and/or shareholder servicing expenses have exclusive voting rights with respect to matters relating to such distribution and shareholder servicing expenditures (except that Investor B shareholders may vote upon any material changes to such expenses charged under the Investor A Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of a Fund, in which event the holders of the remaining shares would be unable to elect any person as a Director.

No Fund intends to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in each Fund’s Prospectus. Each share of each class of Common Stock is entitled to participate equally in dividends and distributions declared by a Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities.

For Funds organized as Maryland corporations, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of a minimum percentage of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law.

Certain of the Funds are organized as “Massachusetts business trusts.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust establishing a trust, a copy of which for each applicable Fund, together with all amendments thereto (the “Declaration of Trust”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides for indemnification and reimbursement of expenses out of the trust property for any shareholder held personally liable for the obligations of the trust. The Declaration of Trust also provides that a trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

Certain Funds are organized as Delaware statutory trusts.

See Part I, Section IX “Additional Information — Description of Shares” of each Fund’s Statement of Additional Information for additional capital stock information for your Fund.

Additional Information

[Under a separate agreement, BlackRock has granted each Fund the right to use the “BlackRock” name and has reserved the right to (i) withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock Advisors, LLC as investment adviser and (ii) to grant the use of such name to any other company.]

See Part I, Section IX “Additional Information — Principal Shareholders” section of each Fund’s Statement of Additional Information for information on the holders of 5% or more of any class of shares of your Fund.

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PART II

Part II of this Statement of Additional Information contains information about Franklin Templeton Total Return FDP Fund (the “Franklin Templeton Fund”), a series of FDP Series, Inc.

Throughout this Statement of Additional Information, the above listed fund may be referred to as a “Fund” or with other funds in the BlackRock-advised fund complex as the “Funds.” Certain Funds may also be referred to as “Municipal Funds” if they invest certain of their assets in municipal investments described below.

Each Fund is organized either as a Maryland corporation, a Massachusetts business trust or a Delaware statutory trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock and shares of beneficial interest are referred to herein as “shares” or “Common Stock,” holders of shares of Common Stock are referred to as “shareholders,” the trustees or directors of each Fund are referred to as “Directors,” BlackRock Advisors, LLC is the investment adviser or manager of each Fund and is referred to herein as the “Manager” or “BlackRock,” and the investment advisory agreement or management agreement applicable to each Fund is referred to as the “Management Agreement.” Each Fund’s Articles of Incorporation or Declaration of Trust, together with all amendments thereto, is referred to as its “charter.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities Act of 1933, as amended, is referred to herein as the “Securities Act.” The Securities and Exchange Commission is referred to herein as the “Commission” or the “SEC.”

Certain Funds are “feeder” funds (each, a “Feeder Fund”) that invest all or a portion of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master limited liability company (each, a “Master LLC”), a mutual fund that has the same objective and strategies as the Feeder Fund. All investments are generally made at the level of the Master Portfolio. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master Portfolio in which it invests. For simplicity, this Statement of Additional Information uses the term “Fund” to include both a Feeder Fund and its Master Portfolio.

In addition to containing information about the Fund, Part II of this Statement of Additional Information contains general information about all funds in the BlackRock-advised fund complex. Certain information contained herein may not be relevant to the Fund.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of this Statement of Additional Information for further information on each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.

Franklin Templeton Fund
144 A Securities	X
Asset Backed Securities	X
Asset Based Securities
Precious Metal Related Securities
Bank Loans	X
Borrowing and Leverage	X
Cash Flows; Expenses
Cash Management
Collateralized Bond Obligations
Commercial Paper
Commodity-Linked Derivative Instruments and Hybrid Instruments
Convertible Securities	X
Debt Securities	X
Depositary Receipts (ADRs, EDRs and GDRs)
Derivatives	X
Hedging	X
Indexed and Inverse Floating Rate	X
Swap Agreements	X
Interest Rate Swaps, Caps and Floors	X
Credit Default Swap Agreements	X
Credit Linked Securities	X
Interest Rate Transactions and Swaptions	X
Total Return Swap Agreements	X
Hybrid Instruments	X
Options on Securities and Securities Indices
Types of Options	X
Call Options	X
Put Options	X
Options on Government National Mortgage Association
(“GNMA”) Certificates
Futures	X
Foreign Exchange Transactions	X
Forward Foreign Exchange Transactions	X
Currency Futures	X
Currency Options	X
Limitations on Currency Transactions	X
Risk Factors in Hedging Foreign Currency Risks	X
Risk Factors in Derivatives	X
Credit Risk	X
Currency Risk	X
Leverage Risk	X
Liquidity Risk	X
Correlation Risk
Index Risk
Additional Risk Factors of OTC Transactions;
Limitations on the use of OTC Derivatives	X
Distressed Securities
Dollar Rolls	X

Franklin Templeton Fund
Equity Securities
Exchange Traded Notes
Funding Agreements
Foreign Investment Risks	X
Foreign Market Risk	X
Foreign Economy Risk	X
Currency Risk and Exchange Risk	X
Governmental Supervision and Regulation / Accounting Standards	X
Certain Risks of Holding Fund Assets Outside the United States	X
Settlement Risk	X
Guarantees
Illiquid or Restricted Securities	X
Inflation-indexed Bonds
Inflation Risk	X
Investment Grade Debt Obligations
Investment in Emerging Markets	X
Brady Bonds
Risk of Investing in Asia-Pacific Countries
Restrictions on Foreign Investments in Asia-Pacific Countries
Risks of Investments in Russia
Investment in Other Investment Companies	X
Restriction on Certain Investments
Junk Bonds	X
Mortgage-Related Securities	X
Mortgage Pass-Through Securities	X
Collateralized Mortgage Obligations (“CMOs”)	X
Adjustable Rate Mortgage Securities	X
CMO Residuals	X
Stripped Mortgage Backed Securities	X
Tiered Index Bonds	X
Lease Obligations
Life Settlement Investments	X
Liquidity Management
Master Limited Partnerships
Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks
Money Market Securities
Mezzanine Investments
Municipal Investments	X
Risk Factors and Special Considerations Relating to Municipal Bonds	X
Description of Municipal Bonds	X
General Obligation Bonds	X
Revenue Bonds	X
PABs	X
Moral Obligation Bonds	X
Municipal Notes	X
Municipal Commercial Paper	X

Franklin Templeton Fund
Municipal Lease Obligations	X
Tender Option Bonds
Yields	X
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs	X
Transactions in Financial Futures Contracts	X
Call Rights	X
Municipal Interest Rate Swap Transactions	X
Insured Municipal Bonds
Net Interest Margin Securities (NIM)	X
Pay-in-kind-Bonds
Portfolio Turnover Rates
Preferred Stock
Real Estate Related Securities	X
Real Estate Investment Trusts (“REITs”)	X
Repurchase Agreements and Purchase and Sale Contracts	X
Reverse Mortgages	X
Reverse Repurchase Agreements
Rights Offerings and Warrants to Purchase	X
Securities Lending	X
Short Sales	X
Sovereign Debt	X
Standby Commitment Agreements	X
Stripped Securities	X
Supranational Entities	X
Tax-Exempt Derivatives
Tax-Exempt Preferred Shares
Taxability Risk
U.S. Government Obligations
When Issued Securities, Delayed Delivery Securities and Forward Commitments	X
Yields and Ratings
Zero Coupon Securities	X

144A Securities. A Fund may purchase securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act. The Directors have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Directors. The Directors have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of 144A securities. The Directors, however, will retain sufficient oversight and will ultimately be responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor a Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Asset-Backed Securities. Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

Asset-Based Securities. Certain Funds may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Fund will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the Manager has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Precious Metal-Related Securities. A Fund may invest in the securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

Bank Loans. Certain Funds may invest in bank loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. Certain Funds may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Fund’s manager to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. The Funds may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby a Fund would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when-issued securities, see “When-Issued Purchases and Forward Commitments” below.

A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Funds’ manager that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed.

The Loans in which the Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Borrowing and Leverage. Each Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. Certain Funds will not purchase securities at any time when borrowings exceed 5% of their total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. Certain Funds may also borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Manager in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Manager from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Each Fund may at times borrow from affiliates of the Manager, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

Cash Flows; Expenses. The ability of each Fund to satisfy its investment objective depends to some extent on the Manager’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). The Manager will make investment changes to a Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Fund’s target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Funds. Finally, since each Fund seeks to replicate the total return of its target index, the Manager generally will not attempt to judge the merits of any particular security as an investment.

Cash Management. Generally, the Manager will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Manager, a portion of a Fund’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Manager; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Manager.

Collateralized Bond Obligations. Certain Funds may invest in collateralized bond obligations (“CBOs”), which are structured products backed by a diversified pool of high yield public or private fixed income securities. In addition, a Fund may invest in CBOs to the extent that the securities underlying the CBO meet the credit quality requirements of the Fund. The pool of securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

Commercial Paper. Certain Funds may purchase commercial paper. Commercial paper purchasable by each Fund includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act.

Commodity-Linked Derivative Instruments and Hybrid Instruments. Certain Funds seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are “commodity-linked.” They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to under-perform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Qualifying Hybrid Instruments. Certain Funds may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity Exchange Act and the regulations adopted thereunder. A hybrid instrument that qualifies for this exclusion from regulation must be “predominantly a security.” A hybrid instrument is considered to be predominantly a security if (a) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument; (b) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (a), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity; (c) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and (d) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to applicable provisions of the Commodity Exchange Act. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Fund will receive at maturity the face or stated value of the note. With a principal protected hybrid instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in its value based on the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. The Manager’s decision whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer. With full principal protection, the Fund will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

Hybrid Instruments Without Principal Protection. Certain Funds may invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. The Manager, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the Manager may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors that the Manager believes are relevant.

Limitations on Leverage. Some of the hybrid instruments in which a Fund may invest may involve leverage. To avoid being subject to undue leverage risk, a Fund will seek to limit the amount of economic leverage it has under any one hybrid instrument that it buys and the leverage of the Fund’s overall portfolio. A Fund will not invest in a hybrid instrument if, at the time of purchase: (i) that instrument’s “leverage ratio” exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable or (ii) the Fund’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase. “Leverage ratio” is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument. Conversely, a hybrid instrument with a leverage factor of 150% would suffer a 1.5% loss if the underlying economic variable lost 1% of its value. “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in a Fund’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. To the extent that the policy on a Fund’s use of leverage stated above conflicts with the Investment Company Act or the rules and regulations thereunder, the Fund will comply with the applicable provisions of the Investment Company Act. A Fund may at times or from time to time decide not to use leverage in its investments or use less leverage than may otherwise be allowable.

Counterparty Risk. A significant risk of hybrid instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor’s counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (e.g., ratings of AAA or AA by S&P). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, a Fund will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things. The High Yield Bond Portfolio will treat investments in convertible debt securities as debt securities for purposes of its investment policies.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

A Fund may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Fund’s objective than alternative investments. For example, the Manager may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.

Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. Credit risk is reduced to the extent a Fund limits its debt investments to U.S. Government securities.

All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. If interest rates move sharply in a manner not anticipated by Fund management, a Fund’s investments in debt securities could be adversely affected and the Fund could lose money. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than will the market price of shorter-term debt securities.

During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

The value of fixed income securities in the Funds can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Funds are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Fund’s assets will vary.

Depositary Receipts (ADRs, EDRs and GDRs). Certain Funds may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Foreign Investment Risks.”

Derivatives

Each Fund may use instruments referred to as derivative securities. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives for hedging purposes. Certain Funds may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option. There can be no assurance that a Fund’s hedging strategies will be effective. No Fund is required to engage in hedging transactions and each Fund may choose not to do so.

A Fund may use derivative instruments and trading strategies, including the following:

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, the Fund’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices. A Fund may also invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Manager believes that indexed and inverse floating obligations represent flexible portfolio management instruments for a Fund that allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

A Fund may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments (“inverse floaters”). Tender option bonds (including residual interests thereon) are excluded from this 10% limitation.

Swap Agreements. A Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated liquid, unencumbered assets, marked to market daily, to avoid any potential leveraging of the Fund’s portfolio.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Manager’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will seek to lessen this risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that a Fund will not be able to meet its payment obligations to the counterparty. As noted, however, a Fund will deposit in a segregated account liquid assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the Fund’s liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies, may limit the Fund’s ability to use swap agreements. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect each Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

See “Credit Default Swap Agreements,” “Interest Rate Swaps, Caps and Floors” and “Municipal Interest Rate Swap Agreements” below for further information on particular types of swap agreements that may be used by certain Funds.

Interest Rate Swaps, Caps and Floors. In order to hedge the value of a Fund’s portfolio against interest rate fluctuations or to enhance a Fund’s income, a Fund may enter into various transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps are OTC contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.

A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund generally will use these transactions primarily as a hedge and not as a speculative investment. However, a Fund may also invest in interest rate swaps to enhance income or to increase the Fund’s yield during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). In an interest rate swap, a Fund may exchange with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if a Fund holds a mortgage- backed security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable a Fund to offset a decline in the value of the mortgage backed security due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if a Fund holds a mortgage-backed security with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

A Fund usually will enter into interest rate swap transactions on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams). Inasmuch as these transactions are entered into for good faith hedging purposes, the Manager believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund.

If the interest rate swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be maintained in a segregated account.

Typically the parties with which a Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. A Fund will enter into interest rate swap, cap or floor transactions only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. If there is a default by the counterparty to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain Federal income tax requirements may limit a Fund’s ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long term capital gains to shareholders.

Credit Default Swap Agreements and Similar Instruments. Certain Funds may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When a Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Interest Rate Transactions and Swaptions. A Fund, to the extent permitted under applicable law, may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may enter into options on swap agreements (“swaptions”) on either an asset-based or liability-based basis, depending on whether a Fund is hedging its assets or its liabilities. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. They may also be used for speculation to increase returns.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”. Caps and floors are less liquid than swaps.

A Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

A Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its Manager or sub-adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Hybrid Instruments. Certain Funds seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are “commodity-linked.” They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

Qualifying Hybrid Instruments. Certain Funds may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity Exchange Act and the regulations adopted thereunder. A hybrid instrument that qualifies for this exclusion from regulation must be “predominantly a security.” A hybrid instrument is considered to be predominantly a security if (a) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument; (b) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (a), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity; (c) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and (d) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to applicable provisions of the Commodity Exchange Act. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Fund will receive at maturity the face or stated value of the note. With a principal protected hybrid instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in its value based on the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. The Manager’s decision whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer. With full principal protection, the Fund will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

Hybrid Instruments Without Principal Protection. Certain Funds may invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. The Manager, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the Manager may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors that the Manager believes are relevant.

Limitations on Leverage. Some of the hybrid instruments in which a Fund may invest may involve leverage. To avoid being subject to undue leverage risk, a Fund will seek to limit the amount of economic leverage it has under any one hybrid instrument that it buys and the leverage of the Fund’s overall portfolio. A Fund will not invest in a hybrid instrument if, at the time of purchase: (i) that instrument’s “leverage ratio” exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable or (ii) the Fund’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase. “Leverage ratio” is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument. Conversely, a hybrid instrument with a leverage factor of 150% would suffer a 1.5% loss if the underlying economic variable lost 1% of its value. “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in a Fund’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. To the extent that the policy on a Fund’s use of leverage stated above conflicts with the Investment Company Act or the rules and regulations thereunder, the Fund will comply with the applicable provisions of the Investment Company Act. A Fund may at times or from time to time decide not to use leverage in its investments or use less leverage than may otherwise be allowable.

Counterparty Risk. A significant risk of hybrid instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor’s counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (e.g., ratings of AAA or AA by Standard & Poor’s). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, a Fund will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.

Options on Securities and Securities Indices

Types of Options. A Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rates (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such investments may be made on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

Call Options. A Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets designated on the adviser’s or sub-adviser’s books and records to the extent required by SEC guidelines.

A Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

A Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Fund must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction a Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Fund will lose the difference.

Put Options. A Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Fund acquires a right to sell the underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund also may purchase uncovered put options.

A Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid assets. A Fund will receive a premium for writing a put option, which increases the Fund’s return. A Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

A Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and a Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such a transaction, a Fund will segregate unencumbered liquid assets with a value at least equal to the Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

Options on Government National Mortgage Association (“GNMA”) Certificates. The following information relates to the unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Fund, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, a Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”

A GNMA Certificate held by a Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a certificate that represents cover. When a Fund closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

Risks Associated with Options. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by a national securities exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on a national securities exchange; the facilities of a national securities exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more national securities exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that national securities exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that national securities exchange would continue to be exercisable in accordance with their terms.

Futures

A Fund may engage in transactions in futures and options on futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Fund’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

A Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. A Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

To maintain greater flexibility, a Fund may invest in instruments which have characteristics similar to futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

Risks Associated with Futures. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Manager’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Each Fund’s Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and each Fund is operated so as not to be deemed a “commodity pool” under the regulations of the Commodity Futures Trading Commission.

Foreign Exchange Transactions. A Fund may engage in spot and forward foreign exchange transactions, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on foreign dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Fund are considered to constitute hedging transactions. No Fund will attempt to hedge all of its foreign portfolio positions.

Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk. A Fund may also hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrably high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

A Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaged in proxy hedging. A Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, a Fund may hold both Canadian government bonds and Japanese government bonds, and the Manager or sub-adviser may believe that Canadian dollars will deteriorate against Japanese yen. The Fund would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Fund to declines in the value of the Japanese yen relative to the U.S. dollar.

Some of the forward foreign currency contracts entered into by the Funds are classified as non-deliverable forwards (NDF). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Currency Swaps. In order to protect against currency fluctuations, a Fund may enter into currency swaps. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Limitations on Currency Transactions. A Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to purchase or anticipates purchasing, which are denominated in such currency. Open positions in forward foreign exchange transactions used for non-hedging purposes will be covered by the segregation of liquid assets and are marked to market daily. A Fund’s exposure to futures or options on currencies will be covered as described below under “Risk Factors in Derivatives.”

Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Risk Factors in Derivatives

Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to a Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

Index Risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

A Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses that exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will deposit in a segregated account liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. A Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

Distressed Securities. A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the Manager of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.

A Fund will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. To the extent that a Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

The Fund, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

Dollar Rolls. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of dollar rolls. At the time a Fund enters into a dollar roll transaction, the Manager or sub-adviser will designate assets on its books and records in an amount equal to the amount of the Fund’s commitments and will subsequently monitor the account to ensure that its value is maintained.

Dollar rolls involve the risk that the market value of the securities subject to a Fund’s forward purchase commitment may decline below, or the market value of the securities subject to a Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques that can be deemed to involve leverage. At the time a Fund sells securities and agrees to repurchase securities at a future date, the Fund will segregate liquid assets with a value equal to the repurchase price. A Fund may engage in dollar roll transactions to enhance return. Each dollar roll transaction is accounted for as a sale or purchase of a portfolio security and a subsequent purchase or sale of a substantially similar security in the forward market.

Equity Securities. Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

From time to time certain of the Funds may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce, and have in fact produced, substantial gains for certain Funds. There is no assurance that any Fund will have continued access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as a Fund increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The Funds may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell a Fund’s investment than if the Fund held the securities of larger, more established companies.

Exchange Traded Notes (“ETNs”). Certain Funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Funding Agreements. Certain Funds may invest in Guaranteed Investment Contracts (“GICs”) and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Foreign Investment Risks. Certain Funds may invest in foreign securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a foreign currency. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that a Fund will lose money.

In addition to equity securities, foreign investments of the Funds may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Foreign Market Risk. Funds that may invest in foreign securities offer the potential for more diversification than a Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations.. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Guarantees. A Fund may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

A Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms that when it decided to sell the security.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds, which are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inflation Risk. Like all mutual funds, the Funds are subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline as can the value of a Fund’s distributions.

Investment Grade Debt Obligations. Certain Funds may invest in “investment grade securities,” which are securities rated in the four highest rating categories of a national recognized statistical rating organization (“NRSRO”) or deemed to be of equivalent quality by a Fund’s Manager. Certain Funds may invest in debt securities rated Aaa by Moody’s or AAA by S&P. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security of a Fund is subsequently downgraded below investment grade, the Fund’s Manager will consider such an event in determining whether the Fund should continue to hold the security. Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Fund may hold, although under normal market conditions the manager do not expect to hold these securities to a material extent.

See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

Investment in Emerging Markets. Certain Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investment in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Funds may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, certain Funds may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Fund’s performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under “Interest Rate Transactions and Currency Swaps,” Foreign Currency Transactions” and “Options and Futures Contracts.”

Brady Bonds. Certain Funds may invest in Brady Bonds. A Fund’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors described above associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. Certain Funds may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments.

Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that a Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The Investment Company Act restricts a Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Fund’s investments in certain foreign banks and other financial institutions.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of the Funds investing significantly in foreign securities can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While a Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Fund.

Investment in Other Investment Companies. Each Fund may, subject to applicable law, invest in other investment companies (including investment companies managed by BlackRock and its affiliates), including exchange traded funds, which are typically open-end funds or unit investment trusts listed on a stock exchange. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) Each Fund, pursuant to the Investment Company Act and subject to certain conditions, may invest without limitation in affiliated registered and affiliated unregistered money market funds. (Alternatively, each Fund may rely on an exemptive order received from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund’s total assets at any time.) As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the Investment Company Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Junk Bonds. Non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds” are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

The major risks in junk bond investments include the following:

  Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

  The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.

  Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

  Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on those of other higher rated fixed income securities.

  The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio’s assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio’s securities, and judgment plays a more important role in determining such valuations.

  A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

  The junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

  The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non- investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities a Fund holds. Because of this, the Fund’s performance may depend more on the sub-adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities.

In selecting non-investment grade securities, the adviser or sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund. The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for a Fund, the Fund’s sub-adviser will consider whether the Fund should continue to hold the security.

In the event that a Fund investing in high yield securities experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.

The costs attributable to investing in the junk bond markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Lease Obligations. A Fund may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”).

The Manager will monitor the credit standing of each borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the Manager will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Life Settlement Investments. A Fund may invest in life settlements, which are sales to third parties, such as the Fund, of existing life insurance contracts for more than their cash surrender value but less than the net benefits to be paid under the policies. When the Fund acquires such a contract, it pays the policy premiums in return for the expected receipt of the new benefit as the beneficiary under the policy. Investments in these contracts involve certain risks, including liquidity risk, credit risk of the insurance company, and inaccurate estimations of life expectancy of the insured individuals (viators). These policies are considered illiquid in that they are bought and sold in a secondary market through life settlement agents. As such, the Fund’s investments in life settlement contracts are subject to the Fund’s investment restriction relating to illiquid securities. Also, in the event of a bankruptcy of the insurance carrier for a policy, the Fund may receive reduced or no benefits under the contract. The Fund seeks to minimize credit risk by investing in policies issued by a diverse range of highly-rated insurance carriers. Furthermore, the Fund may encounter losses on its investments if there is an inaccurate estimation of the life expectancies of viators. The Fund intends to reduce this life expectancy risk by investing only in contracts where life expectancy was reviewed by an experienced actuary, as well as by diversifying its investments across viators of varying ages and medical profiles.

Liquidity Management. As a temporary defensive measure, if its Manager determines that market conditions warrant, certain Funds may invest without limitation in high quality money market instruments. Certain Funds may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

Master Limited Partnerships. Certain Funds may invest in publicly traded master limited partnerships (“MLPs”) which are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, a Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

     MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

     MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Certain Funds intend to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. Certain Funds may purchase bank obligations, such as certificates of deposit, notes, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of a Fund’s investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

     To the extent consistent with their investment objectives, a Fund may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Money Market Securities. Certain Funds may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. In particular, the Funds may invest in:

(a)	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

(b)	high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody’s or F-2 or higher by Fitch, as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;

(c)	unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Fund’s Manager;

(d)	asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

(e)	securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;

(f)	dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities;

(g)	funding agreements issued by highly-rated U.S. insurance companies;

(h)	securities issued or guaranteed by state or local governmental bodies;

(i)	repurchase agreements relating to the above instruments;

(j)	municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States;

(k)	fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody’s, SP-2 or A-2 or higher by S&P, or F-2 or higher by Fitch;

(l)	tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody’s, A-2 or higher by S&P, or F-2 or higher by Fitch;

(m)	municipal bonds rated A or higher by Moody’s, S&P or Fitch;

(n)	unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by the Fund’s Manager under guidelines established by the Board; and

(o)	municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

Mezzanine Investments. Certain Funds, consistent with its restrictions on investing in securities of a specific credit quality, may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Mortgage-Related Securities

Mortgage-Backed Securities. Mortgage-backed securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans that underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

Mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, investments in mortgage-backed securities involve certain specific risks. These risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Fund.

The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the weighted average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income, which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but that usually have some form of private credit enhancement.

GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) are typically mortgage pass-through certificates which provide the holder with a pro rata interest in the underlying mortgages.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by Ginnie Mae include Ginnie Maes, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs, which are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank, are supported by the right of the issuer to borrow from the Treasury. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac generally does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Mac “Gold” PCs are guaranteed as to timely payment of interest and principal by Freddie Mac and represent 100% of the current fixed-rate production of the majority of Freddie Mac fixed-rate securities outstanding.

On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both Fannie Mae and Freddie Mac. In addition the U.S. Treasury Department agreed to provide Fannie Mae and Freddie Mac up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.

Private mortgage pass-through securities are structured similarly to Ginnie Mae, Fannie Mae, and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Manager determines that the securities meet a Fund’s quality standards. Any mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

A Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.

Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). All future references to CMOs also include REMICs.

CMOs are structured into multiple classes, often referred to as a “tranche,” each issued at a specific adjustable or fixed interest rate, and bearing a different stated maturity date and each must be fully retired no later than its final distribution date. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Commission, and a Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act on investments by a Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, a Fund’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the Investment Company Act; and (4) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Fund selects CMOs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

A Fund may also invest in, among other things, parallel pay CMOs, sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class, concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class. Sequential pay CMOs generally pay principal to only one class at a time while paying interest to several classes. A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing market index or rate. Typical indices would include the eleventh district cost-of-funds index (“COFI”), LIBOR, one-year Treasury yields, and ten-year Treasury yields.

Classes of CMOs also include planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). PAC bonds generally require payments of a specified amount of principal on each payment date. The scheduled principal payments for PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities (“ARMs”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for a set number of scheduled monthly payments. After that schedule of payments has been completed, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM’s maximum rate, the ARM’s coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then used to reduce the outstanding principal balance of the ARM.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-related securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances, a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through one or more investment banking firms acting as brokers or dealers. The CMO residual market has developed relatively recently and CMO residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests.

Stripped Mortgage-Backed Securities. A Fund may invest in stripped mortgage-backed securities (“SMBSs”) issued by agencies or instrumentalities of the United States. SMBSs are derivative multi-class mortgage-backed securities. SMBS arrangements commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal only or PO class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest only or IO class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. While a Fund may purchase securities of a PO class, a Fund is more likely to purchase the securities of an IO class. The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its initial investment in

IOs. In addition, there are certain types of IOs that represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of this type of IO to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. As a result of the above factors, a Fund generally will purchase IOs only as a component of so called “synthetic” securities. This means that purchases of IOs will be matched with certain purchases of other securities, such as POs, inverse floating rate CMOs or fixed rate securities; as interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on a Fund because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the POs or fixed rate securities.

Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

Municipal Investments

The Municipal Funds may invest in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). Certain of the Municipal Funds may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of a Fund’s shares to be exempt from state and local taxes of the designated state (“State Municipal Bonds”). The Municipal Funds may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Manager believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” for purposes of a Municipal Fund’s investment objective and policies. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of a designated state and/or allow the value of a Fund’s shares to be exempt from state and local personal property taxes of that state will be considered “State Municipal Bonds” for purposes of the investment objective and policies of each of California Insured, Florida Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and Pennsylvania Municipal Bond.

Risk Factors and Special Considerations Relating to Municipal Bonds. The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which a Fund may invest may be characterized as Derivatives.

The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds in which a Fund invests.

Description of Municipal Bonds

Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and any applicable state and local taxes. Other types of private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” and “revenue” or “special obligation” bonds, which latter category includes private activity bonds (“PABs”) (or “industrial development bonds” under pre-1986 law).

General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

PABs. PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. “Moral obligation” bonds are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality that created the special purpose public authority that issued the bonds.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and a Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines that have been adopted by the Directors and subject to the supervision of the Directors, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s, or BBB or better by S&P or Fitch Ratings (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement — such as insurance — the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Fund’s operating expenses and adversely affect the net asset value of a Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Fund would not have the right to take possession of the assets. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt. In addition, a Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which a Fund may exercise its rights by taking possession of such assets, because as a regulated investment company a Fund is subject to certain limitations on its investments and on the nature of its income.

Tender Option Bonds. Certain Funds may, invest in residual interest municipal tender option bonds, which are derivative interests in Municipal Bonds. The residual interest municipal tender option bonds in which the Funds will invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular Federal income tax. BlackRock will not conduct its own analysis of the tax status of the interest or income paid by residual interest municipal tender option bonds held by the Funds, but will rely on the opinion of counsel to the issuer. Although volatile, these residual interests typically offer the potential for yields exceeding the yields available on fixed rate Municipal Bonds with comparable credit quality, coupon, call provisions and maturity. The Funds may invest in residual interests for the purpose of using economic leverage.

Residual interest municipal tender option bonds represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding Municipal Bonds purchased from a Fund or from another third party. The special purpose trust typically sells two classes of beneficial interests: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are sold to third party investors, and residual interests, which a Fund would purchase. The short-term floating rate interests have first priority on the cash flow from the Municipal Bonds. A Fund is paid the residual cash flow from the special purpose trust. If the Fund is the initial seller of the Municipal Bonds to the special purpose trust, it receives the proceeds from the sale of the floating rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Fund to purchase additional Municipal Bonds or other permitted investments. If a Fund ever purchases all or a portion of the short-term floating rate securities sold by the special purpose trust, it may surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the Municipal Bonds owned by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Municipal Bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual interests.

A Fund may invest in highly leveraged residual interest municipal tender option bonds. A residual interest municipal tender option bond generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related tender option bond trust exceeds 50% of the principal amount of the Municipal Bonds owned by the tender option bond trust.

The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider that stands ready to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as on a certain date prior to the scheduled expiration date of the transaction, upon a certain percentage of the floating rate interests failing to be remarketed in a timely fashion, upon the bonds owned by the tender option bond trust being downgraded (but not below investment grade or upon the occurrence of a bankruptcy event with respect to the issuer of the Municipal Bonds) or upon the occurrence of certain regulatory or tax events. However, the liquidity provider is not required to purchase the floating rate interests upon the occurrence of certain other events, including upon the downgrading of the Municipal Bonds owned by the tender option bond trust below investment grade or certain events that indicate the issuer of the bonds may be entering bankruptcy. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the Municipal Bonds owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk and certain other risks associated with the Municipal Bonds.

If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the Municipal Bonds owned by the tender option bond trust or to cause the tender option bond trust to sell the bonds and distribute the proceeds to the liquidity provider. The liquidity provider generally will enter into an agreement with a Fund that will require the Fund to make a payment to the liquidity provider in an amount equal to any loss suffered by the liquidity provider in connection with the foregoing transactions. The net economic effect of this agreement and these transactions is as if the Fund had entered into a special type of reverse repurchase agreement with the sponsor of the tender option bond trust, pursuant to which the Fund is required to repurchase the Municipal Bonds it sells to the sponsor only upon the occurrence of certain events (such as a failed remarketing of the floating rate interests—most likely due to an adverse change in interest rates) but not others (such as a default of the Municipal Bonds). In order to cover any potential obligation of the Fund to the liquidity provider pursuant to this agreement, the Fund may designate on its books and records liquid instruments having a value not less than the amount, if any, by which the original purchase price of the floating rate interests issued by the related tender option bond trust exceeds the market value of the Municipal Bonds owned by the tender option bond trust.

A Fund may also invest in the short-term floating rate interest tender option bonds. The remarketing agent for the special purpose trust sets a floating or variable rate on typically a weekly basis. These securities grant the Funds the right to require the issuer or a specified third party acting as agent for the issuer (e.g., a tender agent) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the floating or variable rate changes.

Investments in residual interest and floating rate interest tender option bonds may be considered Derivatives and are subject to the risk thereof, including counterparty risk, interest rate risk and volatility.

Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution that issued the participation interest upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

There is the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Funds have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is not contemplated that any Fund will invest more than a limited amount of its total assets in Participating VRDOs.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), VRDOs are not comparable to fixed rate securities. During periods of declining interest rates, a Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Fund’s yield on a VRDO will increase and the Fund’s shareholders will have a reduced risk of capital depreciation.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to a Fund’s restriction on illiquid investments unless, in the judgment of the Directors such VRDO is liquid. The Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Directors, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

The VRDOs and Participating VRDOs in which a Fund may invest will be in the following rating categories at the time of purchase: MIG-1/ VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch).

Transactions in Financial Futures Contracts. The Municipal Funds and certain other funds deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (“CBT”) and The

Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership that is also responsible for handling daily accounting of deposits or withdrawals of margin.

The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by a Municipal Fund. As a result, a Municipal Fund’s ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of a Municipal Fund’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by a Municipal Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by a Municipal Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Call Rights. A Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. A Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of a Fund’s net assets.

Municipal Interest Rate Swap Transactions. In order to hedge the value of a Fund against interest rate fluctuations or to enhance a Fund’s income, a Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Bond Market Association Municipal Swap Index swaps (“BMA Swaps”). To the extent that a Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions primarily as a hedge rather than as a speculative investment. However, a Fund also may invest in MMD Swaps and BMA Swaps to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

A Fund may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, a Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax-exempt index, BMA Swaps may reduce cross-market risks incurred by a Fund and increase a Fund’s ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

A Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, a Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between a Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance. A Fund has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund.

Insured Municipal Bonds. Bonds purchased by a Fund may be covered by insurance that guarantees that interest payments on the bond will be made on time and the principal will be repaid when the bond matures. Either the issuer of the bond or the Fund purchases the insurance. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. Also, the Fund cannot be certain that any insurance company does not make these payments. In addition, if the Fund purchases the insurance, it may pay the premiums, which will reduce the Fund’s yield. The Fund seeks to use only insurance companies with claims paying ability, financial strength, or equivalent ratings of at least investment grade. However, if insurance from insurers with these ratings is not available, the Fund may use insurance companies with lower ratings or stop purchasing insurance or insured bonds. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Net Interest Margin Securities (NIM) — NIM securities are derivative interest-only mortgage securities structured off home equity loan transactions. NIM securities receive any “excess” interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped mortgage-backed securities, the yield to maturity on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

Pay-in-kind Bonds. Certain Funds may invest in Pay-in-kind, or PIK, bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, each Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Portfolio Turnover Rates. A Fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Manager believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of a Fund’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect a Fund’s performance.

Preferred Stock. Certain of the Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Related Securities. Although no Fund may invest directly in real estate, certain Funds may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

In addition, if a Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

Real Estate Investment Trusts (“REITs”). In pursuing its investment strategy, a Fund may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. Generally, dividends received by a Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Repurchase Agreements and Purchase and Sale Contracts. Under repurchase agreements and purchase and sale contracts, the other party agrees, upon entering into the contract with a Fund, to repurchase a security sold to the Fund at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement.

A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Fund and the purchaser receives any interest on the security paid during the period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. A Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

Repurchase agreements and purchase and sale contracts result in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations. However, in the event of a default under a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default.

Both types of agreement usually cover short periods, such as less than one week, although they may have longer terms, and may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, a Fund’s Manager or sub-adviser will monitor the creditworthiness of the seller, and a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. The Fund does not have this right to seek additional collateral as a purchaser in the case of purchase and sale contracts. The Fund’s adviser or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

A Fund may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity that has capital of at least $50 million.

Reverse Mortgages. A Fund may invest in reverse mortgages, either directly or through investments in mortgage-backed securities. A reverse mortgage is a mortgage loan in which the lender advances in a lump sum or in installments a sum of money based on the age of the borrower, the interest rate at closing, and the equity in the real estate. Generally no payment is due on a reverse mortgage until the borrower no longer owns or occupies the home as his or her principal residence. There is currently no active market in reverse mortgages, and the Fund accordingly considers any reverse mortgages it may hold to be illiquid. The Fund values reverse mortgages by discounting future cash flows at the market rate for similar collateral. The recorded value of reverse mortgage assets includes significant volatility associated with estimations, and income recognition can vary significantly from reporting period to reporting period.

To the extent the Fund invests directly in reverse mortgages, it may by treated as the successor to the originators of reverse mortgages and involved in arbitration or litigation with borrowers, their heirs or beneficiaries, or other parties. Because reverse mortgages are a relatively new and uncommon product, there can be no assurances about how the courts or arbitrators may apply existing legal principles to the interpretation and enforcement of the terms and conditions of reverse mortgages.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a particular date and price. A Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Lending. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. Each Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to affiliates of the Fund and to retain an affiliate of the Fund as lending agent.

A Fund would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Fund in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO’s, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e., CD’s, BA’s and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds. Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

BlackRock Investment Management, LLC (“BIM”), an affiliate of BlackRock, acts as securities lending agent for the Funds and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Funds’ securities lending program. BIM may invest such collateral in short-term investments, including in one or more investment companies or unregistered investment vehicles managed by BlackRock, BIM or their affiliates that invest, subject to applicable law, in money market securities or high-quality, short-term instruments.

The Funds may lend securities to broker-dealers who are affiliates of Merrill Lynch, subject to the terms of an exemptive order from the SEC.

Rights Offerings and Warrants to Purchase. Each Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Portfolio a shareholder of the underlying stock.

Short Sales. Certain Funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a Fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment received by the Fund on such security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a Fund to the risks associated with those securities, such short sales involve speculative exposure risk. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A Fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

A Fund may also make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. A Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Fund’s other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. A Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security pursuant to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in an adviser’s or sub-adviser’s opinion, present minimal credit risks. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Stripped Securities. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

The International Bond Portfolio also may purchase “stripped” securities that evidence ownership in the future interest payments or principal payments on obligations of non-U.S. governments.

Supranational Entities. A Fund may invest in debt securities of supranational entities. Examples of such entities include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.

Tax-Exempt Derivatives. Certain Funds may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities’ fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment. A participation interest gives the Fund an undivided interest in a Municipal Bond in the proportion the Fund’s participation bears to the total principal amount of the Municipal Bond, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments. The Municipal Bond Funds may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities. Neither a Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

Tax-Exempt Preferred Shares. Certain Funds may invest in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other investment companies. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. The Municipal Bond Funds will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Taxability Risk. Certain of the Funds intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Trust Preferred Securities. Certain of the Funds may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS(r)”); monthly income preferred securities (“MIPS(r)”); quarterly income bond securities (“QUIBS(r)” ); quarterly income debt securities (“QUIDS(r)”); quarterly income preferred securities (“QUIPS/sm/”); corporate trust securities (“CORTS(r)”); public income notes (“PINES(r)”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

U.S. Government Obligations. A Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the GNMA, FNMA and FHLMC.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment, including “TBA” (to be announced) basis. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

When a Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Fund, a rated security may cease to be rated. A Fund’s Manager or sub-adviser will consider such an event in determining whether the Fund should continue to hold the security.

Zero Coupon Securities. Zero coupon securities are securities that are issued at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. A Fund accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. However, income accrued with respect to the original issue discount from zero coupon municipal securities issued at a discount will generally be exempt for U.S. federal income tax purposes. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in a Fund’s exposure to zero coupon securities.

Suitability (All Funds)

The economic benefit of an investment in any Fund depends upon many factors beyond the control of the Fund, the Manager and its affiliates. Each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

Investment Restrictions (All Funds)

See Part I, Section II “Investment Restrictions” of each Fund’s Statement of Additional Information for the specific fundamental and non-fundamental investment restrictions adopted by each Fund. In addition to those investment restrictions, each Fund is also subject to the restrictions discussed below.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund’s existing OTC options on financial futures contracts would exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are determined to be illiquid. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid only such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of any Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund’s shareholders.

Each Fund’s investments will be limited in order to allow the Fund to qualify as a “regulated investment company” for purposes of the Code. See “Dividends and Taxes — Taxes.” To qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) at least 50% of the market value of each Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income). For purposes of this restriction, the Municipal Funds generally will regard each state and each of its political subdivisions, agencies or instrumentalities and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Directors of a Fund to the extent necessary to comply with changes to the Federal tax requirements. A Fund that is “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

Directors and Officers

See Part I, Section III “Information on Directors and Officers,” “—Biographical Information,” “— Share Ownership” and “— Compensation of Directors” of each Fund’s Statement of Additional Information for biographical and certain other information relating to the Directors and officers of your Fund, including Directors’ compensation.

Management Arrangements

Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the oversight of the Board of Directors, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.

Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.

Management Fee. Each Fund has entered into a Management Agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information.

For Funds that do not have an administrator, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund in connection with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by BlackRock Investments, LLC (“BRIL” or the “Distributor”); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Directors who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributor pays certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Sub-Advisory Fee. The Manager of each Fund has entered into one or more sub-advisory agreements (the “Sub-Advisory Agreements”) with the sub-adviser or sub-advisers identified in each such Fund’s prospectus (the “Sub-Adviser”) pursuant to which the Sub-Adviser provides sub-advisory services to the Manager with respect to the Fund. For information relating to the fees, if any, paid by the Manager to the Sub-Adviser pursuant to the Sub-Advisory Agreement for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information.

Organization of the Manager. The Manager, BlackRock Advisors, LLC, is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc.

Duration and Termination. Unless earlier terminated as described below, each Management Agreement and each Sub-Advisory Agreement will remain in effect for an initial two year period and from year to year thereafter if approved annually (a) by the Board of Directors or by a vote of a majority of the outstanding voting securities of a Fund and (b) by a majority of the Directors of the Fund who are not parties to such agreement or interested persons

(as defined in the Investment Company Act) of any such party. Each Agreement automatically terminates on assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the applicable Fund.

Other Service Arrangements

Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s Statement of Additional Information (each an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see Part I, Section IV “Management and Advisory Arrangements” of that Fund’s Statement of Additional Information.

For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Directors of the Fund who are affiliated persons of the Administrator or any of its affiliates.

Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue for an initial two year period and from year to year if approved annually (a) by the Board of Directors of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Directors of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Transfer Agency Services. PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC Inc. (“PNC GIS” or the “Transfer Agent”), a subsidiary of PNC, acts as each Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”) with the Funds. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Each Fund pays the Transfer Agent a fee for the services it receives based on the type of account and the level of services required. Each Fund reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in certain fee-based programs sponsored by the Manager or its affiliates. For purposes of each Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system. See Part I, Section IV “Management and Advisory Arrangements — Transfer Agency Fees” of each Fund’s Statement of Additional Information for information on the transfer agency fees paid by your Fund for the periods indicated.

Independent Registered Public Accounting Firm. The Audit Committee of each Fund, which is comprised of all of the Fund’s non-interested Directors, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus for information on your Fund’s independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund are provided on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

For certain Feeder Funds, the Custodian also acts as the custodian of the Master Portfolio’s assets.

Accounting Services. Each Fund has entered into an agreement with State Street, pursuant to which State Street provides certain accounting services to the Fund. Each Fund pays a fee for these services. State Street provides similar accounting services to the Master LLCs. The Manager or the Administrator also provides certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services.

See Part I, Section IV “Management and Advisory Arrangements — Accounting Services” of each Fund’s Statement of Additional Information for information on the amounts paid by your Fund and, if applicable, Master LLC to State Street and the Manager or, if applicable, the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

Each Fund, the Manager, each Sub-Adviser and the Distributor has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Fund.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by each Fund and the Manager, each Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Fund’s portfolio holdings. The Fund’s Board of Directors has approved the adoption by the Fund of the policies and procedures set forth below, and has delegated to the Manager the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Board of Directors provides ongoing oversight of the Fund’s and Manager’s compliance with the policies and procedures. As part of this oversight function, the Directors receive from the Fund’s Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these policies and procedures, including reports on any violations of these policies and procedures that may occur. In addition, the Directors receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures.

Examples of the information that may be disclosed pursuant to the Fund’s policies and procedures would include (but is not limited to) specific portfolio holdings — including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the portfolio manager’s discussion of Fund performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Fund may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Fund’s shares, affiliates of the Fund, third party service providers to the Fund, lenders to the Fund, and independent rating agencies and ranking organizations. The Fund, the Manager and its affiliates receive no compensation or other consideration with respect to such disclosures.

Subject to the exceptions set forth below, Confidential Information relating to a Fund may not be disclosed to persons not employed by the Manager or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., Fund annual report), a press release or placement on a publicly-available internet website, including our website at www.blackrock.com. If the Confidential Information has not been publicly disclosed, an employee of the Manager who wishes to distribute Confidential Information relating to the Fund must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Manager will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Manager’s Legal Department in which the person or company (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of an attorney in the Manager’s Legal Department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in the Manager’s Legal Department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Manager’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Fund’s shareholders. In connection with day-to-day portfolio management, the Fund may disclose Confidential Information to executing broker-dealers that is less than 30 days old in order to facilitate the purchase and sale of portfolio holdings. The Fund has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of each Fund and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Manager’s Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Fund’s shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by the Manager’s existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled “Management and Other Service Arrangements — Potential Conflicts of Interest” in this Statement of Additional Information.

Confidential Information — whether or not publicly disclosed — may be disclosed to Fund Directors, the independent Directors’ counsel, the Fund’s outside counsel, accounting services provider and independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Fund’s Chief Compliance Officer or the Manager’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Fund, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Fund’s and Manager’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

The Manager has entered into ongoing arrangements to provide monthly and quarterly selective disclosure of Fund portfolio holdings to the following persons or entities:

Fund’s Board of Directors and, if necessary independent Directors’ counsel and Fund counsel

Fund’s Transfer Agent

Fund’s independent registered public accounting firm

Fund’s accounting services provider

Fund Custodian

Independent rating agencies — Morningstar, Inc. and Lipper Inc.

Information aggregators — Wall Street on Demand, Thomson Financial, eVestment Alliance, Informa PSN
Investment Solutions and iMoney.Net

Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services; Pinnacle West; Callan Associates; Brockhouse & Cooper; Cambridge Associates; Mercer; Morningstar/Investorforce; Russell Investments (Mellon Analytical Solutions); and Wilshire Associates

Portfolio Compliance Consultants — i-Flex Solutions, Inc.

Other than with respect to the Board of Directors, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. Each Director has a fiduciary duty as a director to act in the best interests of the Fund and its shareholders. Selective disclosure is made to the Board of Directors and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Fund. Selective disclosure is made to the Fund’s Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Fund, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Manager’s Legal Department. Disclosure is made to 401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

The Fund and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics and Code of Conduct — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by the Fund — about which the Manager has Confidential Information. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

The Bank of America Corporation (“BAC”), though its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), and The PNC Financial Services Group, Inc. (“PNC”), each have a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the Investment Company Act. BlackRock, BAC, Merrill Lynch, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts.

BlackRock and its Affiliates or a BAC Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or BAC Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a BAC Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a BAC Entity. One or more Affiliates or BAC Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC Entities and may also enter into transactions with other clients of an Affiliate or BAC Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or BAC Entities on an arms-length basis. BlackRock or its Affiliates or a BAC Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC Entities.

One or more Affiliates or one of the BAC Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC Entity will be in its view commercially reasonable, although each Affiliate or BAC Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC Entity of any such fees or other amounts.

When an Affiliate or BAC Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC Entity, will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or BAC Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a BAC Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC Entity has significant debt or equity investments or in which an Affiliate or BAC Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a BAC Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC Entity may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates and the BAC Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Pricing of Shares” in this Statement of Additional Information, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds’ Board of Directors. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a

Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

Present and future activities of BlackRock and its Affiliates and BAC Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

Most BlackRock-advised open-end funds offer multiple classes of shares under a plan adopted under Rule 18f-3 under the Investment Company Act. Investor A Shares are sold to investors choosing the initial sales charge alternative and Investor B and Investor C Shares are sold to investors choosing the deferred sales charge alternative. Institutional, Service and BlackRock Shares, which are available only to certain eligible investors in certain Funds, are sold without a sales charge. Certain Funds offer Class R Shares, which are available only to certain retirement plans and are sold without a sales charge. In addition, certain Funds offer share classes that are available only for dividend and capital gain reinvestments by existing shareholders and in certain limited additional situations. Certain other Funds offer other classes of shares with different investor eligibility and sales charge arrangements. Please see the appropriate Prospectus for your Fund to determine which classes are offered by your Fund and under what circumstances. Each class has different exchange privileges. See “Shareholder Services — Exchange Privilege.”

The applicable offering price for purchase orders is based on the net asset value of the applicable class of shares of a Fund next determined after receipt of the purchase order by a dealer or other financial intermediary (“Selling Dealer”) that has been authorized by the Distributor by contract to accept such orders. As to purchase orders received by Selling Dealers prior to the close of business on the New York Stock Exchange (“NYSE”) (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, including orders received after the close of business on the previous day, the applicable offering price is based on the net asset value determined as of the close of business on the NYSE on that day. If the purchase orders are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the Transfer Agent.

The minimum investment for the initial purchase of shares in set forth in the prospectus for each Fund. The minimum initial investment for employees of a Fund, a Fund's Manager, Sub-advisers, BRIL or Transfer Agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Each Fund has lower investment minimums for other categories of shareholders eligible to purchase Institutional Shares, including selected fee-based programs. Each Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. Each Fund may enter into agreements with certain firms whereby such firms will be able to convert shares of a Fund from one class of shares to another class of shares of the same Fund. Shareholders should consult with their own tax advisors regarding any tax consequences relating to such conversions. Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of any Fund at any time.

Each Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may resume offering the shares from time to time. Any order may be rejected by a Fund or the Distributor. Neither the Distributor, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change.

The term “purchase,” as used in the Prospectus and this Statement of Additional Information, refers to (i) a single purchase by an individual, (ii) concurrent purchases by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account, and (iii) single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary may be involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by (i) any company that has not been in existence for at least six months, (ii) a company that has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount, or (iii) any group of individuals whose sole organizational nexus is that its participants are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Institutional Shares

Institutional Shares may be purchased at net asset value without a sales charge. Only certain investors are eligible to purchase Institutional Shares. Investors who are eligible to purchase Institutional Shares should purchase Institutional Shares because they are not subject to any sales charge and have lower ongoing expenses than Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2, Class R or Service Shares. A Fund may in its discretion waive or modify any minimum investment amount, may reject any order for any class of shares and may suspend and resume the sale of shares of any Fund at any time.

Eligible Institutional Share Investors. Institutional Shares of the Funds may be purchased by customers of broker-dealers and agents that have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Fund shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

Investors who currently own Institutional Shares in a shareholder account are entitled to purchase additional Institutional Shares of a Fund in that account, although shareholders that hold their shares through a financial adviser or other financial intermediary that has an omnibus account with the Fund must meet the Institutional minimum investment requirements in order to make such additional purchases. In addition, the following investors may purchase Institutional Shares: employees, officers, directors/trustees of BlackRock, Inc., BlackRock Funds, Merrill Lynch & Co., Inc., The PNC Financial Services Group Inc., or their respective affiliates and any trust, pension, profit-sharing or other benefit plan for such persons; institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Fund; certain qualified retirement plans; investors in selected fee based programs; clients of registered investment advisers who have $250,000 invested in the Funds; clients of the Trust departments of PNC Bank and Merrill Lynch Bank & Trust Co., FSB and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets; unaffiliated banks, thrifts or trust companies that have agreements with the Distributor; and holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of a Fund.

Purchase Privileges of Certain Persons. Employees, officers, directors/trustees of BlackRock, Inc., BlackRock Funds, Merrill Lynch & Co., Inc., The PNC Financial Services Group Inc., or their respective affiliates; and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Institutional Shares without regard to any existing minimum investment requirements. A Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees, directors, and board members of other funds wishing to purchase shares of a Fund must satisfy the Fund’s suitability standards.

Initial Sales Charge Alternative — Investor A Shares

Investors who prefer an initial sales charge alternative may elect to purchase Investor A Shares. Investor A1 Shares generally are not continuously offered but are offered (i) for purchase by certain authorized employee benefit plans and (ii) to certain investors who currently hold Investor A1 Shares for dividend and capital gain reinvestment only. For ease of reference, Investor A and Investor A1 Shares are sometimes referred herein to as “front-end load shares.”

Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with investments in Investor B, Investor B1, Investor C, Investor C1 and Investor C2 Shares (sometimes referred to herein as “CDSC shares”). Investors who do not qualify for reduced initial sales charges and who expect to maintain their investment for an extended period of time also may elect to purchase Investor A Shares, because over time the accumulated ongoing service and distribution fees on CDSC shares may exceed the front-end load shares’ initial sales charge and service fee. Although some investors who previously purchased Institutional Shares may no longer be eligible to purchase Institutional Shares of other Funds, those previously purchased Institutional Shares, together with all BlackRock front-end load and CDSC share holdings, will count toward a right of accumulation that may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing CDSC shares service and distribution fees will cause CDSC shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing front-end load shares’ service fees will cause Investor A, Investor A1 and Service Shares to have a higher expense ratio, pay lower dividends and have a lower total return than Institutional Shares.

See Part I, Section V “Information on Sales Charges and Distribution Related Expenses — Investor A Sales Charge Information” of each Fund’s Statement of Additional Information for information about amounts paid to the Distributor (and the Fund’s previous distributors) in connection with Investor A and Investor A1 Shares for the periods indicated.

The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling front-end load shares of a Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

Certain investors may be eligible for a reduction in or waiver of a sales load due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments.

Reinvested Dividends. No sales charges are imposed upon shares issued as a result of the automatic reinvestment of dividends.

Rights of Accumulation. Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2 and Institutional Shares in most BlackRock Funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Letter of Intent. An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor A, Investor B, or Investor C or Institutional Shares in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund, and the investor must tell the Fund that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by the Fund are not counted toward the sales charge reduction. During the term of the Letter of Intent, the Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period and the investor does not pay the higher sales load within 20 days, the Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Purchase Privileges of Certain Persons.

Qualified Plans. In general, no sales charge will apply to purchases by authorized qualified employee benefit plans (“Qualified Plans”) of Investor A or Investor A1 Shares. BlackRock may pay placement fees to dealers on purchases of Investor A Shares of all Funds by Qualified Plans.

Except as noted below these placement fees may be up to the following amounts:

Less than $3,000,000	0.50%
$3 million but less than $15 million	0.25%
$15 million and above	0.15%

With respect to High Income Fund the placement fees may be up to the following amounts:

Less than $3,000,000	0.75%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

With respect to Short-Term Bond and Short-Term Municipal these placement fees may be up to the following amounts:

Less than $3,000,000	0.15%
$3 million but less than $15 million	0.10%
$15 million and above	0.05%

For the tables above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Bond Fund Investor A Shares will result in a placement fee of up to 0.50% on the first $3 million and 0.25% on the final $1 million).

Other. The following persons associated with the Funds, the Fund’s Manager, Sub-Advisers, Distributor, fund accounting agent or Transfer Agent and their affiliates may buy Investor A or, where applicable, Investor A1 Shares of each of the Funds without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners; (b) employees and retirees; (c) representatives of firms who have entered into selling agreements to distribute shares of BlackRock-advised funds; (d) immediate family members of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d). The following persons may also buy Investor A Shares without paying a sales charge: (a) authorized qualified employee benefit plans and rollovers of current investments in a Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund; (e) persons associated with the Fund, the Fund’s Distributor, the Fund’s Manager, Sub-Advisers or Transfer Agent, and their affiliates; (f) persons participating in a “wrap account” or similar program under which they pay advisory fees to a broker-dealer or other financial institution; (g) persons participating in an account or program under which they pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (h) MetLife employees. Investors who qualify for any of these exemptions from the sales charge should purchase Investor A Shares.

If you invest $1,000,000 or more in Investor A or Investor A1 Shares, you may not pay an initial sales charge. However, if you redeem your Investor A or Investor A1 Shares within eighteen months after purchase, you may be charged a deferred sales charge. The deferred sales charge on Investor A Shares is not charged in connection with: (a) redemptions of Investor A Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans; (b) exchanges described in “Exchange Privilege” below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 ½ from IRA and 403(b)(7) accounts; (d) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 ½ years old and you purchased your shares prior to October 2, 2006; (e) redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock or its affiliates; (f) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Code) subsequent to the purchase of Investor A Shares; (g)

involuntary redemptions of Investor A Shares in accounts with low balances; (h) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (i) redemptions related to the payment of PFPC custodial IRA fees; and (j) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of a Fund.

The CDSC (as defined below) related to purchases of $1,000,000 or more of Investor A or Investor A1 Shares is not charged if the dealer receives a placement fee over time during the 18 months after purchase.

Investor A Shares are also available at net asset value to investors that, for regulatory reasons, are required to transfer investment positions from a foreign registered investment company advised by BlackRock or its affiliates to a U.S. registered BlackRock-advised fund.

Acquisition of Certain Investment Companies. Investor A Shares may be offered at net asset value in connection with the acquisition of the assets of, or merger or consolidation with, a personal holding company or a public or private investment company.

Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Investor A or Investor A1 Shares of a Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Manager from time to time.

Deferred Sales Charge Alternative — Investor B and Investor C Shares

Investors choosing the deferred sales charge alternative should consider Investor B Shares if they intend to hold their shares for an extended period of time and Investor C Shares if they are uncertain as to the length of time they intend to hold their assets in a Fund. If you select Investor B or Investor C Shares, you do not pay an initial sales charge at the time of purchase. A Fund will not accept a purchase order of $50,000 or more for Investor B Shares or $500,000 or more for Investor C Shares.

Investor B and Investor B1 Shares generally are not continuously offered but are offered by exchange (Investor B Shares only) and also to certain investors who currently hold Investor B or Investor B1 Shares for dividend and capital gain reinvestment. In addition, certain qualified employee benefit plans that currently hold Investor B or Investor B1 Share may purchase additional Investor B or Investor B1 Shares or effect exchanges between Funds in those classes.

If you select Investor C, Investor C1 or Investor C2 Shares, you do not pay an initial sales charge at the time of purchase. Investor C1 and Investor C2 Shares generally are not continuously offered but are offered (i) for purchase by certain qualified employee benefit plans and (ii) to certain investors who currently hold Investor C1 Shares for dividend and capital gain reinvestment.

The deferred sales charge alternative may be particularly appealing to investors who do not qualify for the reduction in initial sales charges. CDSC shares are subject to ongoing service fees and distribution fees; however, these fees potentially may be offset to the extent any return is realized on the additional funds initially invested in CDSC shares. In addition, Investor B and Investor B1 Shares will be converted into Investor A or Investor A1 Shares, respectively, of a Fund after a conversion period of approximately ten years for all Funds (seven years for International Bond Portfolio), and, thereafter, investors will be subject to lower ongoing fees.

BlackRock compensates financial advisers and other financial intermediaries for selling CDSC shares at the time of purchase from its own funds. Proceeds from the CDSC (as defined below) and the distribution fee are paid to the Distributor and are used by the Distributor to defray the expenses of securities dealers or other financial intermediaries (including Merrill Lynch and BAC) related to providing distribution-related services to each Fund in connection with the sale of the CDSC shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of each Fund to sell the CDSC shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on CDSC shares is limited by the NASD asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Dealers will generally receive commissions equal to 4.00% of Investor B Shares sold by them plus ongoing fees under the Fund’s Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor B, Investor B1 or Investor B2 Shares to certain qualified employee benefit plans sponsored by the Fund,

BlackRock or its affiliates, but may receive fees under the Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1, Investor C, Investor C1 and Investor C2 Shares.

Dealers will generally immediately receive commissions equal to 1% of the Investor C Shares sold by them plus ongoing fees under the Fund’s Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor C, Investor C1 or Investor C2 Shares to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1, Investor B, Investor B1 and Investor B2 Shares.

Contingent Deferred Sales Charges — Investor B and Investor B1 Shares. If you redeem Investor B or Investor B1 Shares within six years of purchase (three years for Investor B1 Shares of Bond Fund and Investor B Shares of Short Term Municipal and Intermediate Municipal), you may be charged a contingent deferred sales charge (“CDSC”) at the rates indicated in the Fund’s Prospectus and below. The CDSC will be calculated in a manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares acquired through reinvestment of dividends. The order of redemption will be first of shares held for over six years or three years, as applicable, in the case of Investor B Shares, next of shares acquired pursuant to reinvestment of dividends, and finally of shares in the order of those held longest. The same order of redemption will apply if you transfer shares from your account to another account. If you exchange your Investor B or Investor B1 Shares for Investor B Shares of another fund, the CDSC schedule that applies to the shares that you originally purchased will continue to apply to the shares you acquire in the exchange.

The following table sets forth the CDSC schedule that applies to the Investor B Shares for all Funds except Short Term Municipal, Intermediate Municipal, International Bond Portfolio, and to the Investor B1 shares for all Funds, as applicable, except Bond Fund:

CDSC as a Percentage
Years Since Purchase	of Dollar Amount
Payment Made	Subject to Charge
0 — 1	4.00%
1 — 2	4.00%
2 — 3	3.00%
3 — 4	3.00%
4 — 5	2.00%
5 — 6	1.00%
6 and thereafter	None

The following table sets forth the CDSC schedule that applies to the Investor B Shares of International Bond Portfolio:

CDSC as a Percentage
Years Since Purchase	of Dollar Amount
Payment Made	Subject to Charge
0 — 1	4.50%
1 — 2	4.00%
2 — 3	3.50%
3 — 4	3.00%
4 — 5	2.00%
5 — 6	1.00%
6 and thereafter	None

To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because they were issued through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.00% (the applicable rate in the third year after purchase).

The following table sets forth the CDSC schedule that applies to the Investor B Shares for Municipal Bond — Short Term Portfolio and Municipal Intermediate Term and to the Investor B1 Shares for Bond Fund:

CDSC as a Percentage
Years Since Purchase	of Dollar Amount
Payment Made	Subject to Charge
0 — 1	1.00%
1 — 2	0.50%
2 — 3	0.25%
3 and thereafter	None

Conversion of Investor B Shares and Investor B1 Shares to Investor A Shares and A1 Shares. Approximately ten years after purchase (the “Conversion Period”), Investor B and Investor B1 Shares of each Fund (except Emerging Market Portfolio, International Bond Portfolio and Strategic Income Portfolio) will convert automatically into Investor A and Investor A1 Shares, respectively, of that Fund (the “Conversion”). The Conversion Period for Investor B Shares of Emerging Market Portfolio, International Bond Portfolio and Strategic Income Portfolio is approximately seven years. The Conversion will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. The Conversion will not be deemed a purchase or sale of the shares for Federal income tax purposes.

Shares acquired through reinvestment of dividends on Investor B or Investor B1 Shares will also convert automatically to Investor A or Investor A1 Shares, respectively. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying the dividend reinvestment shares were outstanding. If at the Conversion Date the Conversion will result in less than $50 worth of Investor B or Investor B1 Shares being left in an account, all of the Investor B or Investor B1 Shares of the Fund held in the account will be converted into Investor A or Investor A1 Shares of the Fund.

In general, Investor B Shares of equity Funds will convert approximately eight years after initial purchase and Investor B and Investor B1 shares of taxable and tax-exempt fixed income Funds will convert approximately ten years after initial purchase. A seven year Conversion Period will apply to certain shares of certain Funds issued in connection with the acquisition of another fund. If you exchange Investor B or Investor B1 Shares with an eight-year Conversion Period for Investor B Shares with a ten-year Conversion Period, or vice versa, the Conversion Period that applies to the shares you acquire in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See “Shareholder Services — Fee-Based Programs.”

If you own shares of a Fund that, in the past, issued stock certificates and you continue to hold such stock certificates, you must deliver any certificates for Investor B Shares of the Fund to be converted to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. If the Transfer Agent does not receive the certificates at least one week prior to the Conversion Date, your Investor B or Investor B1 Shares will convert to Investor A or Investor A1 Shares, respectively, on the next scheduled Conversion Date after the certificates are delivered.

Contingent Deferred Sales Charge — Investor C Shares

Investor C, Investor C1 and Investor C2 Shares that are redeemed within one year of purchase may be subject to a 1.00% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether an Investor C, Investor C1 or Investor C2 CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price of Investor C, Investor C1 and Investor C2 Shares. In addition, no CDSC will be assessed on Investor C, Investor C1 and Investor C2 Shares acquired through reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

See Part I, Section V “Information on Sales Charges and Distribution Related Expenses — Investor B and Investor C Sales Charge Information” of each Fund’s Statement of Additional Information for information about amounts paid to the Distributor (and the Fund’s previous distributors) in connection with CDSC shares for the periods indicated.

Investor B and Investor C Shares — Contingent Deferred Sales Charge Waivers and Reductions

The CDSC on Investor B, Investor B1, Investor C, Investor C1 and Investor C2 Shares is not charged in connection with: (1) redemptions of Investor B, Investor B1, Investor C, Investor C1 and Investor C2 Shares purchased through certain authorized qualified employee benefit plans and rollovers of current investments in the Fund through such plans; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70½ from IRA and 403(b)(7) accounts; (4) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59½ years old and you purchased your shares prior to October 2, 2006; (5) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (6) redemptions in connection with a shareholder’s death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent) or disability (as defined in the Code) subsequent to the purchase of Investor B, Investor B1, Investor C, Investor C1 or Investor C2 Shares; (7) withdrawals resulting from shareholder disability (as defined in the Code) as long as the disability arose subsequent to the purchase of the shares; (8) involuntary redemptions of Investor B, Investor B1, Investor C, Investor C1 or Investor C2 Shares in accounts with low balances as described in “Redemption of Shares” below; (9) redemptions made pursuant to a systematic withdrawal plan, subject to the limitations set forth under “Systematic Withdrawal Plan” below; (10) redemptions related to the payment of PFPC custodial IRA fees; and (11) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no CDSC is charged on Investor B, Investor B1, Investor C, Investor C1 or Investor C2 Shares acquired through the reinvestment of dividends or distributions.

Class R Shares

Certain of the Funds offer Class R Shares as described in each such Fund’s Prospectus. Class R Shares are available only to certain retirement plans. Class R Shares are not subject to an initial sales charge or a CDSC but are subject to an ongoing distribution fee of 0.25% per year and an ongoing service fee of 0.25% per year. Distribution fees are used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion. Service fees are used to compensate securities dealers and other financial intermediaries for service activities.

If Class R Shares are held over time, these fees may exceed the maximum sales charge that an investor would have paid as a shareholder of one of the other share classes.

Service Shares. Certain Funds offer Service Shares, which are available only to certain investors, including: (i) certain financial institutions, such as banks and brokerage firms, acting on behalf of their customers; (ii) certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996; and (iii) participants in the Capital DirectionsSM asset allocation program. Service Shares are not subject to an initial sales charge or a CDSC but are subject to an ongoing service fee of 0.25% per year. Service Shares are offered to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program.

BlackRock Shares. Certain Funds offer BlackRock Shares, which are available only to certain investors. BlackRock Shares are offered without a sales charge to institutional investors, registered investment advisers and certain fee-based programs.

Redemption Fee

Certain Funds charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is for the benefit of the remaining shareholders of a Fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). A Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of a Fund, the redemption fee will not be assessed on redemptions or exchanges by:

  accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the Fund not to be detrimental to the Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

  accounts of shareholders who have died or become disabled;

  shareholders redeeming or exchanging shares:
—	through the Fund’s Systematic Withdrawal Plan or Systematic Exchange Plan,

—	in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code), a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account,

—	in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;

  shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans;

  redemptions of shares acquired through dividend reinvestment;

  BlackRock Funds whose trading practices are determined by the Fund not to be detrimental to the Fund or long-term shareholders; and

  certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship

Each Fund may sell shares to certain 401(k) plans, 403(b) plans, bank or trust company accounts and accounts or certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations.

Closed End Fund Reinvestment Option

Subject to the conditions set forth below, shares of each Fund are offered at net asset value to shareholders of certain continuously offered closed-end funds advised by a Manager (an “Eligible Fund”) who wish to reinvest the net proceeds from a sale of such shares. Upon exercise of this reinvestment option, shareholders of BlackRock Senior Floating Rate Fund, Inc. will receive Investor B Shares of a Fund and shareholders of BlackRock Senior Floating Rate Fund II, Inc. will receive Investor C Shares of a Fund.

In order to exercise this reinvestment option, a shareholder of an Eligible Fund must sell his or her shares back to the Eligible Fund in connection with a tender offer conducted by the Eligible Fund and reinvest the proceeds immediately in the designated class of shares of a Fund. Purchase orders from Eligible Fund shareholders who wish to exercise this reinvestment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of shares of a Fund on such day. Shareholders who exercise the reinvestment option will not be required to pay any Early Withdrawal Charge that may be due on the sale of their Eligible Fund shares. Under the reinvestment privilege, Eligible Fund shareholders will pay the Early Withdrawal Charge in the form of a contingent deferred sales charge only upon redemption of the Investor B or Investor C Shares they acquire in the transaction. In determining whether a CDSC is due on the redemption of such Investor B or Investor C Shares, the holding period of the Eligible Fund shares will be tacked to the holding period of the shares acquired upon the exercise of the reinvestment privilege. The holding period of the Eligible Fund shares will also count toward the holding period for the conversion of Investor B Shares into another class of shares. The CDSC schedule that applies to the acquired shares will be the same as the Early Withdrawal Charge schedule that applies to the Eligible Fund shares sold.

Distribution Plans

Each Fund has entered into a distribution agreement with BRIL under which BRIL, as agent, offers shares of each Fund on a continuous basis. BRIL has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. BRIL’s principal business address is 40 East 52nd Street, New York, NY 10022. BRIL is an affiliate of BlackRock.

Pursuant to the distribution plans of the Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares (each, a “Plan”), the Fund may pay BRIL and/or BlackRock or any other affiliate or significant shareholder of BlackRock fees for distribution and sales support services. Currently, as described further below, only Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares bear the expense of distribution fees under a Plan. In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, BRIL, BAC, Merrill Lynch, PNC and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock or BRIL has retained a portion of the shareholder servicing fees paid by the Fund.

Each Fund’s Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Plan to the Fund and the related class of shareholders. In approving a Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that the Plan will benefit the Fund and its related class of shareholders.

The Plan provides, among other things, that: (i) the Board of Directors shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Directors in accordance with Rule 12b-1 under the Investment Company Act; (iii) any material amendment thereto must be approved by the Board of Directors, including the directors who are not “interested persons” of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b-1 Directors”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Directors; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s Directors who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested Directors. Rule 12b-1 further requires that each Fund preserve copies of each Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Plan or such report, the first two years in an easily accessible place.

Payments under the Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred. As a result, distribution-related revenues from the Plans may be more or less than distribution-related expenses of the related class. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration quarterly. Distribution-related revenues consist of the service fees, the distribution fees and the CDSCs. Distribution-related expenses consist of financial adviser compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. Distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Directors, or by vote of the holders of a majority of the shares of such class.

See Part I, Section V “Distribution Related Expenses” of each Fund’s Statement of Additional Information for information relating to the fees paid by your Fund to the Distributor under each Plan during the Fund’s most recent fiscal year.

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by Class R Shares, and the distribution fee and the CDSC borne by the CDSC shares. This limitation does not apply to the service fee. The maximum sales charge rule is applied separately to each class and limits the aggregate of distribution fee payments and CDSCs payable by a Fund to (1) 6.25% of eligible gross sales of CDSC shares and Class R Shares, computed separately (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).

See Part I, Section V “Information on Sales Charges and Distribution Related Expenses — Limitation on the Payment of Deferred Sales Charge” of each Fund’s Statement of Additional Information for comparative information as of your Fund’s most recent fiscal year end with respect to the CDSC shares and, if applicable, Class R Shares of your Fund.

Other Compensation to Selling Dealers

Pursuant to each Fund’s Distribution Agreements and Distribution and Service Plans (the “Plans”), each Fund may pay BRIL and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. In addition, each Fund may pay to Service Organizations fees for the provision of personal services to shareholders. In the past, BlackRock has retained a portion of the shareholder servicing fees paid by a Fund.

With respect to Class R Shares, the front-end sales charge and the applicable distribution fee payable under the Plan are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Class R Shares.

With respect to Investor B, Investor B1 and Investor B2 Shares, Service Organizations and other broker/dealers receive commissions from BRIL for selling Investor B, Investor B1 and Investor B2 Shares, which are paid at the time of the sale. The applicable distribution fees payable under the Plans are intended to cover the expense to BRIL of paying such up-front commissions, as well as to cover ongoing commission payments to broker-dealers or other Service Organizations. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B, Investor B1 or Investor B2 Shares are redeemed prior to the expiration of the conversion period, after which Investor B, Investor B1 and Investor B2 Shares automatically convert to Investor A Shares.

With respect to Investor C, Investor C1 and Investor C2 Shares, Service Organizations and other broker-dealers receive commissions from BRIL for selling Investor C, Investor C1 and Investor C2 Shares, which are paid at the time of the sale. The applicable distribution fees payable under the Plans are intended to cover the expense to BRIL of paying such up-front commissions, as well as to cover ongoing commission payments to the broker-dealers or other Service Organizations. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C, Investor C1 or Investor C2 Shares are redeemed within 12 months of purchase.

From time to time BRIL and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under each Plan, which waivers may be terminated at any time. Payments are made by the Fund pursuant to each Plan regardless of expenses incurred by BRIL or BlackRock.

The Funds currently do not make distribution payments with respect to Investor A, Investor A1, Hilliard Lyons, Service, Institutional or BlackRock Shares under the Plans. However, the Plans permit BRIL, BlackRock and certain of their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BRIL, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These non-Plan payments would be in addition to a Fund’s payments described in this Statement of Additional Information for distribution and shareholder servicing. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BRIL, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BRIL’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BRIL, BlackRock or their affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable NASD regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Ameriprise Financial Services, Inc., AXA Advisors, LLC, Banc of America Investment Services, Inc., Citigroup, Commonwealth Equity Services, LLP, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Inc., Morgan Stanley, New England Securities Corporation, Oppenheimer & Co. Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets, Tower Square Securities Inc., UBS, Wachovia Securities, Walnut Street Securities Inc., Wells Fargo and/or broker-dealers and other financial services firms under common control with the above organizations (or their successors and assignees). The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization, and (b) 0.21% of the assets attributable to that Service Organization invested in a Fund.

Other Distribution Arrangements

Certain Funds and BlackRock have entered into distribution agreements with UBS AG and BMO Harris Investment Management Inc. whereby those firms may, in certain circumstances, sell certain shares of the Funds in certain jurisdictions. The level of payments made to UBS AG in any year for the sale and distribution of a Fund’s shares will vary and normally will not exceed the sum of the service fee payable on the assets attributable to UBS AG plus an additional fee equal to a percentage of such assets which shall range up to 0.25%. BMO Harris Investment Management Inc. does not receive payments in connection with the sale and distribution of Fund shares.

In lieu of payments pursuant to the foregoing, BRIL, BlackRock, PNC or their affiliates may make payments to the above named Service Organizations of an agreed-upon amount which, subject to certain agreed-upon minimums, will generally not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, BRIL, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, BRIL, BlackRock and their affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and certain of its affiliates fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share class of a Fund, with respect to which the Fund does not pay shareholder servicing fees under a Plan. The fees are paid according to the following schedule: certain money market funds — 0.15% of net assets; certain fixed income funds — 0.20% of net assets; and certain equity funds — 0.25% of net assets (except that with respect to the Index Equity Fund, the fee is 0.04% of net assets).

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plans, each Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of BlackRock Shares of the Small Cap Value Equity Fund, and Hilliard Lyons, Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares of all Funds. Such services will be provided to Customers who are the beneficial owners of shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and Transfer Agent to the Fund’s shareholders of record. In consideration for payment of the applicable service fee Service Organizations may provide general shareholder liaison services, including, but not limited to: (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its Transfer Agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either: (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BRIL or their affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

REDEMPTION OF SHARES

Shares normally will be redeemed for cash upon receipt of a request in proper form, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances (valued in the same way as they would be valued for purposes of computing a Fund’s NAV), in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any of shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. The value of shares of each Fund at the time of redemption may be more or less than your cost at the time of purchase, depending in part on the market value of the securities held by the Fund at such time. Except for any CDSC or redemption fee that may be applicable, there will be no redemption charge if your redemption request is sent directly to the Transfer Agent. If you are liquidating your holdings you will receive all dividends reinvested through the date of redemption.

The right to redeem shares may be suspended or payment upon redemption may be delayed for more than seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of a Fund is not reasonably practicable, and (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Each Fund, with other investment companies advised by the Manager, has entered into a joint committed line of credit with a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from shareholders in extraordinary or emergency circumstances.

The Fund may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Fund reserves the express right to redeem shares of each Fund involuntarily at any time if the Fund’s Board determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Redemption

Investor, Institutional and Class R Shares

Redeem by Telephone: You may sell Investor Shares held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check, or (ii) $250,000 for payments through the Automated Clearing House Network (“ACH”) or wire transfer. Certain redemption requests, such as those in excess of these amounts, and those where (i) the Fund does not have verified banking information on file; or (ii) the proceeds are not paid to the record owner at the record address, must be in writing with a medallion signature guarantee provided by any “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), whose existence and validity may be verified by the Transfer Agent through the use of industry publications. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7762 for details. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. The three recognized medallion programs are Securities Transfer Agent Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees which are not a part of these programs will not be accepted. A notary public seal will not be acceptable. Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PNC GIS in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days. A Fund, its Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemption requests will not be honored if: (i) the accountholder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) a Fund does not have verified information on file, (iv) the request is by an individual other than the accountholder of record, (v) the account is held by joint tenants who are divorced, (vi) the address on the account has changed within the last 30 days or share certificates have been issued on the account, or (vii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The Fund may refuse a telephone redemption request if it believes it is advisable to do so. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

The Funds or the Transfer Agent may temporarily suspend telephone redemptions at any time.

Redeem by VRU: Investor Shares may also be redeemed by use of the Fund’s automated voice response unit service (“VRU”). Payment for Investor Shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

Redeem in Writing: If you hold shares with the Transfer Agent you may redeem such shares without charge by writing to the Fund’s Transfer Agent, PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, Rhode Island 02940. Redemption requests delivered other than by mail should be sent to PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, Rhode Island 02860. If you hold share certificates issued by your Fund, the letter must be accompanied by certificates for the shares. All shareholders on the account must sign the letter. A medallion signature guarantee may be required but may be waived in certain circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

Redemptions of Service Shares and BlackRock Shares may be made in the manner and amounts described in the Prospectuses.

If you redeem shares directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of the proper notice of redemption. A Fund may delay the mailing of a redemption check until good payment (that is, cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which delay will usually not exceed 10 days. If your account is held directly with the Transfer Agent and contains a fractional share balance following a redemption, the fractional share balance will be automatically redeemed by the Fund.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, a Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below the required minimum initial investment due to redemptions you have made. You will be notified that the value of your account is less than the required minimum initial investment before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least the required minimum initial investment before the Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Repurchase

A Fund normally will accept orders to repurchase shares from Selling Dealers for their customers. Shares will be priced at the net asset value of the Fund next determined after receipt of the repurchase order by a Selling Dealer that has been authorized by the Distributor by contract to accept such orders. As to repurchase orders received by Selling Dealers prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, which includes orders received after the close of business on the previous day, the repurchase price is the net asset value determined as of the close of business on the NYSE on that day. If the orders for repurchase are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

These repurchase arrangements are for your convenience and do not involve a charge by the Fund (other than any applicable CDSC or redemption fee). However, Selling Dealers may charge a processing fee in connection with such transactions. In addition, securities firms that do not have selected dealer agreements with the Distributor may impose a transaction charge for transmitting the notice of repurchase to the Fund. Each Fund reserves the right to reject any order for repurchase. A shareholder whose order for repurchase is rejected by a Fund, however, may redeem shares as set forth above.

Reinstatement Privilege — Investor A Shares

Upon redemption of Investor A, Investor A1 or Institutional Shares, as applicable, shareholders may reinvest their redemption proceeds (after paying any applicable CDSC or redemption fee) in Investor A Shares of the SAME fund without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received in good order. To exercise this privilege, PNC GIS must receive written notification from the shareholder of record or the registered representative of record, at the time of the purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

SHAREHOLDER SERVICES

Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. You can obtain more information about these services from each Fund by calling the telephone number on the cover page, or from the Distributor, your financial adviser, your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

If your account is maintained at the Transfer Agent (an “Investment Account”) you will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in your Investment Account since the last statement. You also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. If your Investment Account is held at the Transfer Agent you may make additions to it at any time by mailing a check directly to the Transfer Agent. You may also maintain an account through a selected securities dealer or other financial intermediary. If you transfer shares out of an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in your name may be opened automatically at the Transfer Agent.

You may transfer Fund shares from a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the new firm. If you wish to transfer your shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you must either (i) redeem your shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. You also may request that the new securities dealer or other financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for your benefit whether the securities dealer or other financial intermediary has entered into a selected dealer agreement or not. In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

If you are considering transferring a tax-deferred retirement account, such as an individual retirement account, from one selected securities dealer to another securities dealer or other financial intermediary, you should be aware that if the new firm will not take delivery of shares of the Fund, you must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at the original selected securities dealer for those shares.

Exchange Privilege

U.S. shareholders of Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2 and Institutional Shares of each Fund have an exchange privilege with certain other Funds. In order to qualify for the exchange privilege, the shares you wish to exchange are required to have a net asset value of at least $100. The minimum amount for exchanges of Investor Shares is $1,000, although you may exchange less than $1,000 if you already have an account in the Fund into which you are exchanging. You may only exchange into a share class and a Fund that are open to new investors or in which you have a current account if the class or fund is closed to new investors. If you held the shares used in the exchange for 30 days or less, you may be charged a redemption fee at the time of the exchange. Before effecting an exchange, you should obtain a currently effective prospectus of the fund into which you wish to make the exchange. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

Exchanges of Investor A, Investor A1 and Institutional Shares. Institutional Shares are exchangeable with shares of the same class of other Funds. Investor A and Investor A1 Shares are exchangeable for Investor A Shares of other Funds.

Exchanges of Institutional Shares outstanding (“outstanding Institutional Shares”) for Institutional Shares of a second fund or for shares of a money market fund (“new Institutional Shares”) are effected on the basis of relative net asset value per Institutional Share. Exchanges of Investor A or Investor A1 Shares outstanding (“outstanding Investor A Shares”) for Investor A Shares of a second Fund, or for shares of a money market fund (“new Investor A Shares”) are effected on the basis of relative net asset value per share.

Exchanges of Investor B, Investor B1, Investor C, Investor C1 and Investor C2 Shares. Shareholders of certain Funds with Investor B, Investor B1, Investor C, Investor C1 and Investor C2 Shares outstanding (“outstanding Investor B or Investor C Shares”) may exchange their shares for Investor B or Investor C Shares, respectively, of a second Fund or for shares of a money market fund (“new Investor B or Investor C Shares”) on the basis of relative net asset value per Investor B or Investor C Share, without the payment of any CDSC. Certain funds impose different CDSC schedules. If you exchange your Investor B Shares for shares of a fund with a different CDSC schedule, the CDSC schedule that applies to the shares exchanged will continue to apply. For purposes of computing the CDSC upon redemption of new Investor B or Investor C Shares, the time you held both the exchanged Investor B or Investor C Shares and the new Investor B Shares or Investor C Shares will count towards the holding period of the new Investor B or Investor C Shares. For example, if you exchange Investor B Shares of a Fund for those of a second Fund after having held the first Fund’s Investor B Shares for two-and-a-half years, the 3.00% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later if you decide to redeem the Investor B Shares of the second Fund and receive cash, there will be no CDSC due on this redemption since by adding the two-and-a-half year holding period of the first Fund’s Investor B Shares to the four year holding period for the second Fund’s Investor B Shares, you will be deemed to have held the second Fund’s Investor B Shares for more than six years.

Exchanges for Shares of a Money Market Fund. You may exchange any class of Investor Shares for shares of an affiliated money market fund. If you exchange into BlackRock Summit Cash Reserves Fund (“Summit”), a series of BlackRock Financial Institutions Series Trust, you will receive one of two classes of shares: exchanges of Investor A, Investor A1 and Institutional Shares of a Fund will receive Investor A Shares of Summit and exchanges of Investor B, Investor B1, Investor C, Investor C1 and Investor C2 Shares of a Fund will receive Investor B Shares of Summit. You may exchange Investor A Shares of Summit back into Investor A or Institutional Shares of a Fund. You may exchange Investor B Shares of Summit back into Investor B or Investor C Shares of a Fund and, in the event of such an exchange, the period of time that you held Investor B Shares of Summit will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Investor B Shares. Investor B Shares of Summit are subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Investor B Shares. Exchanges of Investor B or Investor C Shares of a money market fund other than Summit for Investor B or Investor C Shares of a Fund will be exercised at net asset value. However, a CDSC will be charged in connection with any subsequent redemption of the Investor B or Investor C Shares of the Fund received in the exchange. In determining the holding period for calculating the CDSC payable on such redemption, the holding period of the money market fund Investor B or Investor C Shares originally held will be added to the holding period of the Investor B or Investor C Shares acquired through exchange.

Exchanges by Participants in Certain Programs. The exchange privilege may be modified with respect to certain participants in mutual fund advisory programs and other fee-based programs sponsored by the Manager, an affiliate of the Manager, or selected securities dealers or other financial intermediaries that have an agreement with the Distributor. See “Fee-Based Programs” below.

Exercise of the Exchange Privilege. To exercise the exchange privilege, you should contact your financial adviser or PNC GIS, who will advise each Fund of the exchange. If you do not hold share certificates, you may exercise the exchange privilege by wire through your securities dealer or other financial intermediary. Each Fund reserves the right to require a properly completed exchange application.

A shareholder who wishes to make an exchange may do so by sending a written request to the Fund c/o PNC GIS at the following address: PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PNC GIS. This form is available from PNC GIS. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PNC GIS in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

The Funds reserve the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. The Funds reserve the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders.

The Funds, the administrators and BRIL will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds and their service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures. By use of the exchange privilege, the investor authorizes the Fund’s Transfer Agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s Transfer Agent to be genuine. The records of the Fund’s Transfer Agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders.

Each Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain Funds may suspend the continuous offering of their shares to the general public at any time and may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. The exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

Certain fee-based programs offered by the Manager or its affiliates, or by a selected securities dealer or other financial intermediary that has an agreement with the Distributor, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Institutional Shares. Under specified circumstances, participants in certain Programs may exchange their shares in the Program for Institutional Shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares or the automatic exchange of shares to another class at net asset value. Shareholders that participate in a Program generally have two options at termination. A Program can be terminated and the shares liquidated or a Program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the Program can be held after termination. Shares that have been held for less than specified periods within a Program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in a Program are eligible to purchase additional shares of the respective share class of the Fund, but purchase of Investor A Shares may be subject to upfront sales charges. A shareholder may only make additional purchases of Institutional Shares if the shareholder is otherwise eligible to purchase Institutional Shares.

Retirement and Education Savings Plans

Individual retirement accounts and other retirement and education savings plans are available from your financial intermediary. Under these plans, investments may be made in a Fund (other than a Municipal Fund) and certain of the other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these plans. Information with respect to these plans is available on request from your financial intermediary.

Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and, in the case of Roth IRAs and education savings plans, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating to the plan and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

Investor Share shareholders and certain Service Share shareholders who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 may arrange for periodic investments in that Fund through automatic deductions from a checking or savings account. The minimum pre-authorized investment amount is $50. If you buy shares of a Fund through certain accounts, no minimum charge to your bank account is required. Contact your financial adviser or other financial intermediary for more information.

Automatic Dividend Reinvestment Plan

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Fund unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PNC GIS, and will become effective with respect to dividends paid after its receipt by PNC GIS. Each Fund declares a dividend each day on “settled” shares (i.e., shares for which the particular Fund has received payment in Federal funds) on the first business day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two business days of receipt. Over the course of a year, substantially all of the Fund’s net investment income will be declared as dividends. The amount of the daily dividend for each Fund will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Fund at least annually.

Systematic Withdrawal Plans

Shareholders may receive regular distributions from their accounts via a Systematic Withdrawal Plan (“SWP”). Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day is not a business day, on the prior business day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No CDSC will be assessed on redemptions of Investor B, Investor B1, Investor C, Investor C1 or Investor C2 Shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B, Investor B1, Investor C, Investor C1 or Investor C2 Shares will not be subject to the CDSC if they do not exceed 1% (monthly), 3% (quarterly) and 6% (semi-annually), respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B, Investor B1, Investor C, Investor C1 or Investor C2 Shares in excess of this limit are still subject to the applicable CDSC.

For this reason, a shareholder may not participate in the Automatic Investment Plan described above (see “How to Buy, Sell, Transfer and Exchange Shares” in the Fund’s Prospectus) and the SWP at the same time.

Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from any Eligible Fund (which means funds so designated by the Distributor from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

PRICING OF SHARES

Determination of Net Asset Value

Valuation of Shares. The net asset value for each class of shares of each Fund is generally calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each business day the NYSE is open.

Valuation of securities held by each Fund is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) are valued via independent pricing services generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued, however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which the Fund values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If a Fund holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which a Fund values such security, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed Income Investments. Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager and/or Sub-Adviser determine such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed income investments including asset-backed and mortgage-related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC options may be valued using a mathematical model which incorporates a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Underlying Funds. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other exchange-traded funds will be valued at their most recent closing price.

General Valuation Information

In determining the market value of portfolio investments, the Fund may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on each Fund’s books at their face value.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value each Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Fund’s Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Fund’s Board or by BlackRock (its delegate). Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities acquired by the Funds may be traded on foreign exchanges or over-the-counter markets on days on which a Fund’s net asset value is not calculated. In such cases, the net asset value of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the Fund. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Fund’s pricing time.

BlackRock, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, the Funds’ accounting agent periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities held by the Funds. The pricing of all Fair Value Assets is subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) shall seek to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Each Fund’s annual audited financial statements, which are prepared in accordance with generally accepted accounting principles (“GAAP”), follow the requirements for valuation set forth in Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), which defines and establishes a framework for measuring fair value under GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, FAS 157 and other accounting rules applicable to mutual funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.

Computation of Offering Price Per Share

See Part I, Section VI “Computation of Offering Price” of each Fund’s Statement of Additional Information for an illustration of the computation of the offering price for shares of your Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

Subject to policies established by the Board of Directors, BlackRock is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including a Fund. In return for such services, BlackRock may cause a Fund to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

In the case of Feeder Funds, because each Feeder Fund generally invests exclusively in beneficial interests of a Master Portfolio, it is expected that all transactions in portfolio securities will be entered into by the Master Portfolio.

In selecting brokers or dealers to execute portfolio transactions, the Manager and Sub-Adviser seek to obtain the best price and most favorable execution for a Fund, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii)

the desired timing of the transaction; (iii) BlackRock’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

BlackRock may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BlackRock regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BlackRock views as impactful to its trading results.

BlackRock may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock’s policies to the extent that such permitted services do not compromise BlackRock’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which BlackRock might pay with Fund commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Fund or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by a Fund to BlackRock are not reduced as a result of BlackRock’s receipt of research services. In some cases, BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Payments of commissions to brokers who are affiliated persons of the Fund, or the Master Portfolio with respect to the Feeder Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the Investment Company Act. Subject to policies established by the Board of Directors of the Master Portfolio, BlackRock is primarily responsible for the execution of the Master Portfolio’s portfolio transactions and the allocation of brokerage.

From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

Each Fund anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Fund are redeemable on a daily basis in U.S. dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Fund’s portfolio strategies.

See “Portfolio Transactions and Brokerage” in the Statement of Additional Information for information about the brokerage commissions paid by your Fund, including commissions paid to affiliates, if any, for the periods indicated.

Each Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Directors that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

Over-the-counter issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Fund are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Fund intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Fund will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Fund, the turnover rates should not adversely affect the Fund’s net asset values or net income.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The Manager or Sub-Advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Fund and for other investment accounts managed by the Manager or Sub-Advisers are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in a Fund receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BlackRock to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, BlackRock may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

A Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, PNC, BRIL or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board of Directors in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to BlackRock, PNC, BRIL or any affiliated person of the foregoing entities except as permitted by Commission exemptive order or by applicable law.

Portfolio Turnover

While a Fund generally does not expect to engage in trading for short term gains, it will effect portfolio transactions without regard to any holding period if, in Fund management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund.

DIVIDENDS AND TAXES

Dividends

Each Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid as set forth in each Fund’s prospectus. Each Fund will also distribute all net realized capital gains, if any, as set forth in such Fund’s prospectus. From time to time, a Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, a Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

For information concerning the manner in which dividends may be reinvested automatically in shares of each Fund, see “Shareholder Services — Automatic Dividend Reinvestment Plan.” Shareholders may also elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on front-end load, CDSC and Service Shares will be lower than the per share dividends on Institutional Shares as a result of the service, distribution and higher transfer agency fees applicable to CDSC shares, the service fees applicable to front-end load shares and Service Shares, and the service and distribution fees applicable to Class R Shares. Similarly, the per share dividends on CDSC and Class R Shares will be lower than the per share dividends on front-end load and Service Shares as a result of the distribution fees and higher transfer agency fees applicable to CDSC shares and the distribution fees applicable to Class R Shares, and the per share dividends on CDSC shares will be lower than the per share dividends on Class R Shares as a result of the higher distribution fees and higher transfer agency fees applicable to CDSC shares.

Taxes

Each Fund intends to elect and to qualify or to continue to qualify, as appropriate, for the special tax treatment afforded to regulated investment companies (“RICs”) under the Code. To so qualify, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) limit its investments so that, at the close of each quarter of the taxable year, (i) at least 50% of the market value of each Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income). As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its investment company taxable income and net realized capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year.

Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders. However, a Municipal Fund’s distributions derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the previous years. While each Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that a sufficient amount of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long term capital losses (together referred to as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long term capital gains, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are designated as exempt-interest dividends will not be subject to regular federal income tax. Certain dividend income and long-term capital gain are eligible for taxation at a reduced rate that applies to non-corporate shareholders for taxable years beginning prior to January 1, 2011. Under these rules, a certain portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities, certain types of preferred stock treated as debt for federal income tax purposes and short-term capital gain, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

No gain or loss will be recognized by Investor B or Investor B1 shareholders on the conversion of their Investor B shares into Investor A shares or Investor B1 shares into Investor A1 shares. A shareholder’s tax basis in the Investor A or Investor A1 shares acquired upon conversion will be the same as the shareholder’s tax basis in the converted Investor B or Investor B1 shares, and the holding period of the acquired Investor A or Investor A1 shares will include the holding period for the converted Investor B or Investor B1 shares.

If a shareholder of a Fund exercises an exchange privilege within 90 days of acquiring the shares of a Fund, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Certain Funds may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though a Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.

Distributions of a Fund at least 50% of whose assets are “U.S. real property interests,” as defined in the Code and Treasury regulations, to the extent the distributions are attributable to distributions of real property gain received by the Fund from a REIT, generally will cause a foreign shareholder who has held more than 5% of the Fund at any time during the one-year period ending on the date of distribution to treat such distributions as income effectively connected to a trade or business within the United States, generally subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax of 35% and may require the foreign shareholder to file a U.S. federal income tax return.

Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisers concerning the particular tax consequences to them of an investment in a Fund.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability, provided that the required information is timely forwarded to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in any combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain foreign countries and the U.S. may reduce or eliminate such taxes. Shareholders of certain Funds that invest more than 50% of the value of their assets at the close of a taxable year in foreign securities may be able to claim U.S. foreign tax credits with respect to such foreign taxes paid by the Fund, subject to certain requirements and limitations contained in the Code. For example, certain retirement accounts and certain tax-exempt organizations cannot claim foreign tax credits on investments in foreign securities held in a Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on payments with respect to a security only if the holder of the security meets certain holding period requirements. Both the shareholder and the Fund must meet these holding period requirements, and if the Fund fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. Further, to the extent that a Fund engages in securities lending with respect to a security paying income subject to foreign taxes, it may not be able to pass through to its shareholders the ability to take a foreign tax credit. If a Fund satisfies the applicable requirements, such Fund will be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to include their proportionate shares of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A Fund will report annually to its shareholders the amount per share of such foreign taxes and other information needed to claim the foreign tax credit. For this purpose, a Fund will allocate foreign source income among each class of shareholders according to a method similar to that described above for the allocation of dividends taxable at the maximum 15% tax rate.

Certain transactions entered into by the Funds are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. Funds engaging in transactions affected by these provisions intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

If a Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will generally be treated as owning shares in a passive foreign investment company (“PFIC”) for U.S. Federal income tax purposes. A Fund may be subject to U.S. Federal income tax, and an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders. However, a Fund may elect to “mark to market” at the end of each taxable year shares that it holds in PFICs. The election is made separately for each PFIC held and, once made, would be effective for all subsequent taxable years, unless revoked with consent from the IRS. Under this election, a Fund would recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted tax basis and as ordinary loss any decrease in such value, but only to the extent of previously recognized “mark-to-market” gains. By making the mark-to-market election, a Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs. If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and the Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests which may be difficult or impossible to obtain.

Municipal Funds

Each Municipal Fund intends to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to holders of all outstanding classes of its shares (together the “shareholders”). Exempt-interest dividends are dividends or any part thereof paid by a Fund that are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund’s shareholders within 60 days after the close of the Fund’s taxable year. A Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items discussed below) among the Fund’s shareholders according to a method (that it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of shares) that is based upon the gross income that is allocable to each class of shareholders during the taxable year, or such other method as the IRS may prescribe.

Exempt-interest dividends will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of PABs, if any, held by a Fund.

All or a portion of a Fund’s gains from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on certain “PABs” issued after August 7, 1986. PABs are bonds that, although tax-exempt, are used for purposes other than those generally performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. A Fund will purchase such “PABs” and will report to shareholders after the close of the calendar year-end the portion of the Fund’s dividends declared during the year that constitute an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by a Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

Each Municipal Fund may engage in interest rate swap transactions. The Federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require a Fund to treat payments received under such arrangements as ordinary income and to amortize payments made under certain circumstances. Because payments received by a Fund in connection with swap transactions will be taxable rather than tax-exempt, they may result in increased taxable distributions to shareholders.

Please see Part I of your Fund’s Statement of Additional Information for certain state tax information relevant to an investment in California Insured, Florida Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and Pennsylvania Municipal Bond, as well as information on economic conditions within each applicable state.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. government obligations. State law varies as to whether dividend income attributable to U.S. government obligations is exempt from state income tax.

Shareholders of each Fund are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes with respect to their Fund. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

In the case of a Feeder Fund, such Fund is entitled to look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying various qualification requirements of the Code applicable to RICs. Each Master Portfolio is classified either as a partnership or a separate disregarded entity (depending on the particular Master Portfolio) for U.S. Federal income tax purposes. If applicable tax provisions were to change, then the Board of Directors of a Feeder Fund will determine, in its discretion, the appropriate course of action for the Feeder Fund. One possible course of action would be to withdraw the Feeder Fund’s investments from the Master Portfolio and to retain an investment manager to manage the Feeder Fund’s assets in accordance with the investment policies applicable to the Feeder Fund.

PERFORMANCE DATA

From time to time a Fund may include its average annual total return and other total return data, and, if applicable, yield and tax-equivalent yield in advertisements or information furnished to present or prospective shareholders. Total return, yield and tax-equivalent yield each is based on a Fund’s historical performance and is not intended to indicate future performance. Average annual total return is determined separately for each class of shares in accordance with a formula specified by the Commission.

Quotations of average annual total return, before tax, for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of front-end load shares, and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares, but does not take into account taxes payable on dividends or on redemption.

Quotations of average annual total return after taxes on distributions for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on distributions received during such period. Average annual total return after taxes on distributions is computed assuming all distributions, less the taxes due on such distributions, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of front-end load shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares. The taxes due on distributions are calculated by applying to each distribution the highest applicable marginal Federal individual income tax rates in effect on the reinvestment date for that distribution. The rates used correspond to the tax character (including eligibility for the maximum 15% tax rate applicable to qualified dividend income) of each distribution. The taxable amount and tax character of each distribution are specified by each Fund on the distribution declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

Quotations of average annual total return after taxes on distributions and sale of Fund shares for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on distributions received during such period as well as on complete redemption. Average annual total return after taxes on distributions and sale of Fund shares is computed assuming all distributions, less the taxes due on such distributions, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of front-end load shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on distributions and on the deemed redemption are calculated by applying the highest applicable marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character (including eligibility for the maximum 15% tax rate applicable to qualified dividend income) of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign tax credits, are taken into account according to federal law.

A Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return;

aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of a Fund’s yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the Fund’s yield that is not tax-exempt.

See Part I, Section VIII “Fund Performance” of each Fund’s Statement of Additional Information for performance information for the shares of your Fund for the periods indicated.

A Fund’s total return will vary depending on market conditions, the securities comprising a Fund’s portfolio, a Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

In order to reflect the reduced sales charges in the case of front-end load shares or the waiver of the CDSC in the case of CDSC shares applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by a Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC waiver and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

On occasion, a Fund may compare its performance to, among other things, the Fund’s benchmark index indicated in the Prospectus, the Value Line Composite Index, the Dow Jones Industrial Average, or to other published indices, or to performance data published by Lipper Inc., Morningstar, Inc. (“Morningstar”), Money Magazine, U.S. News & World Report, BusinessWeek, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historical performance of a Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of a Fund’s relative performance for any future period. In addition, from time to time a Fund may include the Fund’s Morningstar risk-adjusted performance ratings assigned by Morningstar in advertising or supplemental sales literature. From time to time a Fund may quote in advertisements or other materials other applicable measures of Fund performance and may also make reference to awards that may be given to the Manager. Certain Funds may also compare their performance to composite indices developed by Fund management.

A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information or general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. A Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors of the Funds has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Manager’s proxy voting guidelines. Under these guidelines, the Manager will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Manager, or any affiliated person of the Fund or the Manager, on the other. In such event, provided that the Manager’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients. If the Manager determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Manager’s Portfolio Management Group and/or the Manager’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. Copies of the Proxy Voting Policies are attached as appendices.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.

GENERAL INFORMATION

Description of Shares

Shareholders of a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors and generally on other matters submitted to the vote of shareholders of the Fund. Shareholders of a class that bears distribution and/or shareholder servicing expenses have exclusive voting rights with respect to matters relating to such distribution and shareholder servicing expenditures (except that Investor B and Investor B1 shareholders may vote upon any material changes to such expenses charged under the Investor A Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of a Fund, in which event the holders of the remaining shares would be unable to elect any person as a Director.

No Fund intends to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in each Fund’s Prospectus. Each share of each class of Common Stock is entitled to participate equally in dividends and distributions declared by a Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities.

For Funds organized as Maryland corporations, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of a minimum percentage of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law.

Certain of the Funds are organized as “Massachusetts business trusts.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust establishing a trust, a copy of which for each applicable Fund, together with all amendments thereto (the “Declaration of Trust”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides for indemnification and reimbursement of expenses out of the trust property for any shareholder held personally liable for the obligations of the trust. The Declaration of Trust also provides that a trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

Certain Funds are organized as Delaware statutory trusts.

See Part I, Section IX “Additional Information — Description of Shares” of each Fund’s Statement of Additional Information for additional capital stock information for your Fund.

Additional Information

Under a separate agreement, BlackRock has granted certain Funds the right to use the “BlackRock” name and has reserved the right to (i) withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock Advisors, LLC as investment adviser and (ii) to grant the use of such name to any other company.

See Part I, Section IX “Additional Information — Principal Shareholders” section of each Fund’s Statement of Additional Information for information on the holders of 5% or more of any class of shares of your Fund.

APPENDIX A

Description Of Bond Ratings

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Bond Ratings

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings / Demand Obligation Ratings

     Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Debt Ratings

     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation, and takes into account statutory and regulatory preferences.

     The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The issue credit ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II. Nature of and provisions of the obligation;

     III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C D

An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c

The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment- grade level and/or the issuer’s bonds are deemed taxable.

p

The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

     Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

     A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B-1,” “B-2” and “B-3” may be assigned to indicate finer distinction with the “B” category.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c

The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p

The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

     A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch”) Investment Grade Bond Ratings

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA

Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A

Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category or to categories below “CCC”.

Description of Fitch’s Speculative Grade Bond Ratings

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB

Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B

Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

D DD DDD	Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short term Ratings

     Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

     The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual payment default on all financial obligations.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

NR	Indicates that Fitch does not rate the specific issue.

Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

FitchAlert

Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

     Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

APPENDIX B

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

January 1, 2009

     Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

     The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, and institutional relationships.

In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that – guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise would be dictated by these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

     These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2. MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will not support a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will not support all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Responsive action would include the rescission of the “poison pill”(without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

MFS will also not support a nominee (other than a nominee who serves as the issuer’s Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of senior executive compensation that MFS deems to be “excessive” due to pay for performance issues and/or poor pay practices. In the event that MFS determines that an issuer has adopted “excessive” executive compensation, MFS may also not support the re-election of the issuer’s Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether senior executive compensation is excessive on a case by case basis. Examples of poor pay practices include, but are not limited to, egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, or excessive perks.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates, if applicable, and an evaluation of what each side is offering shareholders.

     Majority Voting and Director Elections

     MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

  Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

  Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

  Vest management of the process in the company’s independent directors, other than the nominee in question; and

  Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS opposes proposals to classify a board (e.g. a board in which only one-third of board members is elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e. evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

Expensing of Stock Options

MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. We believe that the election of an issuer’s compensation committee members is the appropriate mechanism to express our view on a company’s compensation practices, as outlined above. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

MFS will generally support management proposals on its executive compensation practices during the issuer’s prior fiscal year. However, if MFS identifies excessive executive compensation practices during the issuer’s prior fiscal year, then MFS will vote against such proposals.

MFS generally votes with management on shareholder proposals to include an annual advisory shareholder vote on the company’s executive compensation practices in the issuer’s proxy statement (“Say on Pay”). However, if MFS identifies excessive executive compensation practices at the issuer during the prior fiscal year, then MFS will support such Say on Pay shareholder proposals at those issuers. MFS also supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.

Employee Stock Purchase Plans

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive and not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.

Written Consent and Special Meetings

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders pursuant to relevant state law.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Environmental, Social and Governance Issues

There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can clearly determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes with management are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to permit shareholders access to the company’s proxy statement in connection with the election of directors, to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.

MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. MFS will also not support a director nominee standing for reelection of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled “Voting Guidelines-MFS’ Policy on Specific Issues-Election of Directors.”

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B. ADMINISTRATIVE PROCEDURES

1. MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2. Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non

Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

a.	In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

b.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

c.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

d.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

e.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.

3. Gathering Proxies

Most U.S. proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and other service providers, on behalf of issuers, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS also receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6. Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the

[1]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

loaned securities. MFS generally does not recall non-U.S. securities on loan because there is generally insufficient advance notice of record or vote cut-off dates to allow MFS to timely recall the shares. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

C. MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy ballot has not been received from the client’s custodian, the Proxy Administrator contacts the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy ballot from the custodian in time to be voted at the meeting, then MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E. REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines, (vi) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful, and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

APPENDIX C

MARSICO CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

Statement of Policy

1.     It is the policy of Marsico Capital Management, LLC (“MCM”) to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM’s clients, as summarized here.

  MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

  In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.

  MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements.
  MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

  In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by

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  abstaining or taking no action. In other cases, MCM might use other procedures to resolve an apparent material conflict.

  MCM may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. MCM's Proxy Voting policy and reports describing the voting of a client's proxies are available to the client on request.

  MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM’s Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date.
  Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

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APPENDIX D

FEBRUARY 28, 2008

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

     Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

     The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds — collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

     Proxy Research Services — RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

     Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

     We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

     We may abstain on matters for which disclosure is inadequate.

     A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

  Approval of financial statements and auditor reports.

  General updating/corrective amendments to the charter, articles of association or bylaws.

  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

     We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors

     1. Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.

We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at

	a	minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

	i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

	ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.

Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.

We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.

We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

e.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

f.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g.

We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

     2. Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

     3. Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

     4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

     5. Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

     6. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

     7. Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

     8. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

     9. Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

     10. Proposals to limit directors’ liability and/or broaden indemnification of directors: Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

     C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

     D. Changes in capital structure.

     1.     We generally support the following:

  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

  Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

  Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

  Management proposals to effect stock splits.

  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

  Management proposals for higher dividend payouts.

     2.     We generally oppose the following (notwithstanding management support):

  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

  Proposals relating to changes in capitalization by 100% or more.

     We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E. Takeover Defenses and Shareholder Rights

     1. Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

     2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

     3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

     4. Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

     5. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     6. Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

     F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a

50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

     G. Executive and Director Remuneration.

     1.     We generally support the following proposals:

  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

  Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

     3. Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

     4. We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

     5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

     6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the repricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

     H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

     I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

     The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

     The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

     The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

     A. Committee Procedures

     The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

     The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

     Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

     B. Material Conflicts of Interest

     In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

     The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

     C. Identification of Material Conflicts of Interest

     A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

     If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case- by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. Proxy Voting Reporting

     The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

     The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

     MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

     MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

     The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

     Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

     In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

     For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B

     The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund (“VK Fund”) sub advised by Avenue Europe International Management, L.P. (“Avenue”). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM’s Policy.)

     1. Generally: With respect to Avenue’s portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser’s involvement in the voting process of Avenue’s portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue’s portion of the Fund.

     2. Voting Guidelines: All proxies, with respect to Avenue’s portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM’s Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board’s authority.

     3. Administration: The VK Board or its subcommittee will meet on an ad hoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

APPENDIX E

FRANKLIN ADVISERS, INC.

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

     Franklin Advisers, Inc. (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

     All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

     All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3.	The issuer is an entity participating, or which may participate, in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);

4.	An employee of Investment Manager or its affiliates, or an immediate family member of such employee, also serves as a director or officer of the issuer;

5.	A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member of such director or trustee, also serves as an officer or director of the issuer; or

6.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

     Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.

     In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with a recommendation regarding the vote for approval.

     Where the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

     The Proxy Review Committee will independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations; report the results of such votes to Investment Manager’s clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

     The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Weight Given Management Recommendations

     One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

     The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In the case of a material conflict of interest, the final voting decision will be made by the Proxy Review Committee, as described above. The Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

     Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

     Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

     Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

     Ratification of Auditors: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

     Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

     Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

     Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting.

     Changes to Capital Structure: Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

     Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

     Social and Corporate Policy Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

     Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

     The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission (“SEC”) and the Canadian Securities Administrators (“CSA”). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, Investment Manager ultimately may decide not to vote those shares.

     Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter an “abstain” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

     The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client’s holdings of the securities and that the client is eligible to vote.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4.	In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.
7.	The Proxy Group will attempt to submit Investment Manager’s vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

8.	The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client’s file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

9.	If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

10.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

11.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients’ financial statements and disclosure documents.

12.	The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

13.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning.

14.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.
15.	At least annually, the Proxy Group will verify that:

     All annual proxies for the securities held by Advisory Clients have been received;

  Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

  Each proxy or sample of proxies received has been voted in accordance with the instructions of the Advisor;

  Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with applicable regulators related to proxy voting.

     The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy

Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 3, 2007

PART C. OTHER INFORMATION

Item 23.	Exhibits.

Exhibit Number			Description

1	(a)	—	Articles of Incorporation of the Registrant, dated March 31, 2005.(a)

	(b)	—	Articles of Amendment to the Articles of Incorporation, dated June 1, 2005.(c)

	(c)	—	Articles of Amendment to the Articles of Incorporation, dated September 29, 2006.(e)

2		—	By-Laws of the Registrant.(o)

3		—	Portions of the Articles of Incorporation and By-Laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.(b)

4	(a)	—	Form of Investment Advisory Agreement between the Registrant and BlackRock Advisors, LLC.(e)

	(b)	—	Form of Sub-Advisory Agreement between the Investment Adviser and each Sub-Adviser.(e)

5		—	Form of Uniform Distribution Agreement between Registrant and BlackRock Investments, LLC (formerly, BlackRock Investments, Inc.)(p)

6		—	None.

7		—	Form of Custody Agreement between the Registrant and Brown Brothers Harriman & Co.(d)

8	(a)	—	Form of Credit Agreement among the Registrant, a syndicate of banks and certain other parties. (m)

	(b)	—	Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(f)

	(c)	—	Form of Securities Lending Agency Agreement between the Registrant and QA Advisers, LLC (now BlackRock Investment Management, LLC), dated August 10, 2001.(g)

	(d)	—	United Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Registrant and PNC Global Income Servicing (U.S.) Inc.(n)

9		—	Opinion of Sidley Austin Brown & Wood LLP, former counsel for the Registrant.(k)

10		—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.*

Exhibit Number			Description
11		—	None.

12		—	Certificate of Fund Asset Management, L.P.(k)

13	(a)	—	Form of Unified Investor A Shares Distribution Plan.(p)

	(b)	—	Form of Unified Investor B Shares Distribution Plan.(p)

	(c)	—	Form of Unified Investor C Shares Distribution Plan.(p)

14		—	Plan pursuant to Rule 18f-3.(l)

15	(a)	—	Code of Ethics of the Registrant and Investment Adviser.(i)

	(b)	—	Code of Ethics of Massachusetts Financial Services Company, Sub-Adviser to MFS Research International FDP Fund.(c)

	(c)	—	Code of Ethics of Marsico Capital Management, LLC, Sub-Adviser to Marsico Growth FDP Fund.(c)

	(d)	—	Code of Ethics of Van Kampen Asset Management, Sub-Adviser to Van Kampen Value FDP Fund.(c)

	(e)	—	Code of Ethics of Franklin Advisers, Inc., Sub-Adviser to Franklin Templeton Total Return FDP Fund.(c)

	(f)	—	Code of Ethics of the Distributor.(q)

16		—	Power of Attorney.(j)

*	Filed herewith.
(a)	Filed on April 1, 2005 as an Exhibit to the Registrant’s Registration Statement on Form N-1A (File No. 333-123779) (the “Registration Statement”).
(b)	Reference is made to Article II, Article IV, Article V (sections 2, 3, 4 and 6), Article VI, Article VII and Article IX of the Registrant’s Articles of Incorporation, filed as Exhibit (1) to the Registration Statement; and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant’s By-Laws, filed as Exhibit (2) to the Registration Statement.
(c)	Filed on June 2, 2005 as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.
(d)	Incorporated by reference to Exhibit 7 to Amendment No. 2 to the Registration Statement on Form N-1A of Master Large Cap Series Trust (File No. 811-09739), filed on January 30, 2002.
(e)	Filed on September 25, 2006 as an exhibit to Post-Effective Amendment No. 1 to the Registration Statement.
(f)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775), filed on March 20, 2001.
(g)	Incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Merrill Lynch Global Technology Fund, Inc. (File No. 811-8721), filed on July 24, 2002.

(h)	Incorporated by reference to an Exhibit to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329), filed on September 15, 2006.
(i)	Incorporated by reference to Exhibit (r) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-2 of BlackRock Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on November 13, 2006.
(j)	Incorporated by reference to Exhibit 99(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of BlackRock Funds II (File No. 333-142592), filed on November 15, 2007.
(k)	Filed on July 22, 2005 as an Exhibit to Pre-Effective Amendment No. 2 to the Registration Statement.
(l)	Incorporated by reference to an Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329), filed on July 21, 2006.
(m)	Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of BlackRock Global Growth Fund, Inc. (File No. 333-32899), filed on December 17, 2007.
(n)	Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Variable Series Funds, Inc. (File No. 2-74452), filed on April 23, 2007.
(o)	Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of BlackRock Value Opportunities Fund, Inc. (File No. 2-60836), filed on July 28, 2009.
(p)	Incorporated by reference to exhibits to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of BlackRock Municipal Bond Fund, Inc. (File No. 2-57354), filed on October 28, 2008.
(q)	Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of BlackRock Variable Series Funds, Inc. (File No. 2-74452), filed on April 13, 2009.

Item 24.	Persons controlled by or under common control with Registrant.

The Registrant is not controlled by or under common control with any other person.

Item 25.	Indemnification.

Reference is made to Article VI of the Registrant’s Articles of Incorporation, Article VI of the Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreement.

Article IV, Section 1 of the Registrant’s By-Laws provides:

Section 1.    No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Article IV, Section 2 of the Registrant’s By-Laws provides:

Section 2.    Mandatory Indemnification.

(a)  The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”)  to the full extent permitted under applicable law against any and all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and legal fees and expenses reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while acting in any capacity set forth in this Article IV by reason of having acted in any such capacity, whether such liability or expense is asserted before or after service, except with respect to any matter as to which such person shall not have acted in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which such person shall have had reasonable cause to believe that the conduct was unlawful; provided, however, that no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”).  Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee (A) was authorized by a majority of the Directors or (B) was instituted by the Indemnitee to enforce his or her rights to indemnification hereunder in a case in which the Indemnitee is found to be entitled to such indemnification.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

(b)  Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

(c)  Notwithstanding the foregoing, to the extent that an Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

(d)  The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law, only if the Fund receives a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met.  In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

(e)  The rights accruing to any Indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under the Charter, these Bylaws or any statute, insurance policy, agreement, vote of Shareholders or Independent Directors or any other right to which such person may be lawfully entitled.

(f)  Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

(g)  Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Article IV, Section 4 of the Registrant’s By-Laws provides:

Section 4.    Survival of Indemnification and Advancement of Expenses.  The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV or the Charter shall continue as to a person who has ceased to be a Director, advisory board member or officer and shall inure to the benefit of the heirs, executors and personal and legal representatives of such a person.

Article IV, Section 5 of the Registrant’s By-Laws provides:

Section 5.    Insurance.  The Directors may maintain insurance for the protection of the Fund’s property, the Shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act.

In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of the Investment Adviser.

BlackRock Advisors, LLC is an indirect majority-owned subsidiary of BlackRock, Inc. BlackRock Advisors, LLC was organized in 1994 for the purpose of providing advisory services to investment companies. The list required by this Item 26 of officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

Massachusetts Financial Services Company (“MFS”) serves as sub-adviser to a series of the Registrant and investment adviser to a number of affiliated funds (collectively, the “MFS Funds”), and also acts as sub-adviser to certain other portfolios.

Certain principal executive officers and directors of MFS serve as officers or directors of some or all of the corporate affiliates of MFS, and certain officers of MFS serve as officers of some or all of the MFS funds and/or officers or directors of certain MFS non-U.S. investment companies. Except as set forth below or in Schedules B and D of Form ADV filed by MFS pursuant to the Advisers Act (SEC File No. 801-17352), each principal executive officer of MFS has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer of MFS or certain of the corporate affiliates of MFS. The identity of those corporate affiliates is identified below or is incorporated by reference from Schedules B and D of such Form ADV.

Name and Current Position with MFS	Non-MFS business, profession, vocation or employment
Donald A. Stewart, Director, MFS	Chief Executive Officer of Sun Life Financial Inc. Also an Officer and/or Director of various Subsidiaries and affiliates of Sun Life
Jon A. Boscia, Director, MFS	President of Sun Life Financial Inc.
Kevin P. Dougherty, Director, MFS	President of Sun Life Global Investments, Inc.

Investment Adviser Corporate Affiliate	Address
MFS Fund Distributors, Inc.	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.
MFS Service Center, Inc.	100 Hancock Street, Quincy, MA 02171 U.S.A.
MFS Heritage Trust Company	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.
MFS Institutional Advisors, Inc.	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.
MFS Institutional Advisors (Australia) Pty Limited	Level 61, Governor Phillip Tower, 1 Farrer Place, Sydney NSW 2000
MFS International Limited	Canon’s Court, 22 Victoria Street, Hamilton, HM12, Bermuda
MFS International (U.K.) Limited	Paternoster House, 65 St. Paul’s Churchyard, London EC4M 8AB, U.K.
MFS International Management K.K.	16 F Daido Seimei Kasumigaseki Building, 1-4-2 Kasumigaseki 1-chome, Chiyoda-ku, Toyko, Japan 100-0013
MFS do Brasil Desenvolvimento de Mercado Ltda. (Brazil)	Alameda Campinas, 1070, Sao Paulo, SP, Brazil
MFS International (Hong Kong) Limited	20/F, One Exchange Square, Central, Hong Kong
MFS Investment Management Company (Lux.) S.A.	49, Avenue J.F. Kennedy, L-1855 Luxembourg, R.C.S. Luxembourg No. 76 467
Four Pillars Capital, Inc.	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.
MFS Development Funds, LLC	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.
Sun Life Assurance Company of Canada Sun Life Global Investments	Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada

The MFS Funds include the following (The principal business address of the MFS Funds is: 500 Boylston Street, Boston, MA 02116):

Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS Series Trust I
MFS Series Trust II
MFS Series Trust III
MFS Series Trust IV
MFS Series Trust V
MFS Series Trust VI
MFS Series Trust VII
MFS Series Trust VIII
MFS Series Trust IX
MFS Series Trust X
MFS Series Trust XI
MFS Series Trust XII
MFS Series Trust XIII
MFS Series Trust XIV
MFS Series Trust XV
MFS Municipal Series Trust
MFS Variable Insurance Trust
MFS Institutional Trust
MFS Municipal Income Trust
MFS Multimarket Income Trust
MFS Government Markets Income Trust
MFS Intermediate Income Trust
MFS Charter Income Trust
MFS Special Value Trust
MFS California Insured Municipal Fund
MFS High Income Municipal Trust
MFS High Yield Municipal Trust
MFS InterMarket Income Trust I
MFS Intermediate High Income Fund
MFS Investment Grade Municipal Trust

Marsico Capital Management, LLC (“Marsico”) performs investment sub-advisory services for a series of the Registrant and certain other customers. Information with respect to each director and officer of Marsico is incorporated by reference to Form ADV filed by Marsico with the Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (File No. 801-54914).

Van Kampen Asset Management (“Van Kampen”) performs investment sub-advisory services for a series of the Registrant and certain other customers. See “THE SUB-ADVISERS” in the Prospectus and “Management and Advisory Arrangements — Sub-Advisory Agreements” in the Statement of Additional Information for information regarding the business of Van Kampen. For information as to the business, profession, vocation and employment of a substantial nature of each of the directors and officers of Van Kampen, reference is made to Van Kampen’s current Form ADV (File No. 801-1669) filed under the Advisers Act, incorporated herein by reference.

Franklin Advisers, Inc. (“Franklin Advisers”) performs investment sub-advisory services for a series of the Registrant and certain other customers. The officers and directors of Franklin Advisers also serve as officers and/or directors/trustees for (1) Franklin Advisers’ corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Franklin Advisers (SEC File No. 801-26292), incorporated herein by reference, which sets forth the officers and directors of Franklin Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 27.	Principal Underwriters.

(a) BlackRock Investments, LLC (“BRIL”) acts as the principal underwriter or the placement agent as applicable for each of the following open-end investment companies, including the Registrant:

BlackRock Balanced Capital Fund, Inc.	BlackRock Series, Inc.
BlackRock Basic Value Fund, Inc.	BlackRock Short-Term Bond Series, Inc.
BlackRock Bond Allocation Target Shares	BlackRock Utilities and Telecommunications Fund, Inc.
BlackRock Bond Fund, Inc.	BlackRock Value Opportunities Fund, Inc.
BlackRock California Municipal Series Trust	BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend Fund	BlackRock World Income Fund, Inc.
BlackRock EuroFund	CMA Government Securities Fund
BlackRock Financial Institutions Series Trust	CMA Money Fund
BlackRock Focus Growth Fund, Inc.	CMA Multi-State Municipal Series Trust
BlackRock Focus Value Fund, Inc.	CMA Tax-Exempt Fund
BlackRock Fundamental Growth Fund, Inc.	CMA Treasury Fund
BlackRock Funds	FDP Series, Inc.
BlackRock Funds II	Funds for Institutions Series
BlackRock Global Allocation Fund, Inc.	Global Financial Services Master LLC
BlackRock Global Dynamic Equity Fund	Managed Account Series
BlackRock Global Emerging Markets Fund, Inc.	Master Basic Value LLC
BlackRock Global Financial Services Fund, Inc.	Master Bond LLC
BlackRock Global Growth Fund., Inc.	Master Focus Growth LLC
BlackRock Global SmallCap Fund, Inc.	Master Government Securities LLC
BlackRock Global Value Fund, Inc.	Master Institutional Money Market LLC
BlackRock Healthcare Fund, Inc.	Master Large Cap Series LLC
BlackRock Index Funds, Inc.	Master Money LLC
BlackRock International Value Trust	Master Tax-Exempt LLC
BlackRock Large Cap Series Funds, Inc.	Master Treasury LLC
BlackRock Latin America Fund, Inc.	Master Value Opportunities LLC
BlackRock Liquidity Funds	Quantitative Master Series LLC
BlackRock Master LLC	Ready Assets Prime Money Fund
BlackRock Mid Cap Value Opportunities Series, Inc.	Ready Assets U.S.A. Government Money Fund
BlackRock Multi-State Municipal Series Trust	Ready Assets U.S. Treasury Money Fund
BlackRock Municipal Bond Fund, Inc.	Retirement Series Trust
BlackRock Municipal Series Trust	Short-Term Master LLC
BlackRock Natural Resources Trust	WCMA Government Securities Fund
BlackRock Pacific Fund, Inc.	WCMA Money Fund
BlackRock Principal Protected Trust	WCMA Tax-Exempt Fund
BlackRock Series Fund, Inc.	WCMA Treasury Fund

BRIL also acts as the principal underwriter on the placement agent, as applicable, for each of the following closed-end registered investment companies:

BlackRock Fixed Income Value Opportunities	BlackRock Senior Floating Rate Fund II, Inc.
BlackRock Senior Floating Rate Fund, Inc.	Master Senior Floating Rate LLC

On October 1, 2008, BRIL replaced BlackRock Distributors, Inc. as principal underwriter for each of the open-end registered investment companies mentioned above, including the Registrant.

(b)  Set forth below is information concerning each director and officer of BRIL. The principal business address of each such person is 40 E. 52nd Street, New York, New York 10022.

Name	Position(s) and Office(s) with BRIL	Position(s) and Office(s) with Registrant
Laurence Fink	Chairman and Director	Director
Barbara Novick	Chief Executive Officer	None
John Moran	President and Managing Director	None
Robert Connolly	General Counsel, Secretary and Managing Director	None
Paul Greenberg	Treasurer, Chief Financial Officer and Managing Director	None
Steven Hurwitz	Chief Compliance Officer, Assistant Secretary and Director	None
John Blevins	Assistant Secretary and Director	None
Robert Kapito	Director	None
Daniel Waltcher	Director	None

(c) Not applicable.

Item 28.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of:

(a)	Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.
(b)	BlackRock Investments, LLC, 40 East 52nd Street, New York, New York 10022 (records relating to its functions as distributor and placement agent).
(c)	BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser).
(d)	PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, DE 19809 (records relating to its functions as transfer agent and dividend disbursing agent).
(e)	BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406 (records relating to its functions as Previous Distributor).
(f)	FAM Distributors, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (records relating to its functions as Previous Distributor).
(g)	Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (records relating to its functions as custodian and accounting agent).

Certain accounts and records of MFS Research International FDP Fund are located, in whole or in part, at the office of the Registrant and at Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116.

Certain accounts and records of Marsico Growth FDP Fund are located, in whole or in part, at the office of the Registrant and at Marsico, 1200 17th Street, Suite 1600, Denver, Colorado 80202.

Certain accounts and records of Van Kampen Value FDP Fund are located, in whole or in part, at the office of the Registrant and at Van Kampen at its offices located at 522 Fifth Avenue, New York, NY 10036.

Certain accounts and records of Franklin Templeton Total Return FDP Fund are located, in whole or in part, at the office of the Registrant and at Franklin Advisers, One Franklin Parkway, San Mateo, California 94403-1996.

Item 29.	Management Services.

Other than as set forth under the caption “Management of the Fund — BlackRock Advisors, LLC” in the Prospectus constituting Part A of the Registration Statement and under “Management and Advisory Arrangements” in Part I and “Management and Other Service Arrangements” in Part II of the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 29th day of September, 2009.

FDP Series, Inc. (Registrant)

By:	/s/ Anne F. Ackerley

(Anne F. Ackerley, President and Chief Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Anne F. Ackerley	President and Chief Executive Officer (Principal Executive Officer)	September 29, 2009
(Anne F. Ackerley)

/s/ Neal J. Andrews	Chief Financial Officer (Principal Financial and Accounting Officer)	September 29, 2009
(Neal J. Andrews)

James H. Bodurtha*	Director
(James H. Bodurtha)

Bruce R. Bond*	Director
(Bruce R. Bond)

Donald W. Burton*	Director
(Donald W. Burton)

Stuart E. Eizenstat*	Director
(Stuart E. Eizenstat)

Kenneth A. Froot*	Director
(Kenneth A. Froot)

Robert M. Hernandez*	Director
(Robert M. Hernandez)

John F. O’Brien*	Director
(John F. O’Brien)

Roberta Cooper Ramo*	Director
(Roberta Cooper Ramo)

David H. Walsh*	Director
(David H. Walsh)

Fred G. Weiss*	Director
(Fred G. Weiss)

Richard R. West*	Director
(Richard R. West)

Richard S. Davis*	Director
(Richard S. Davis)

Laurence D. Fink*	Director
(Laurence D. Fink)

Henry Gabbay*	Director
(Henry Gabbay)

*By:	/s/ Denis R. Molleur	September 29, 2009
Denis R. Molleur (Attorney-In-Fact)

Exhibit Index

Exhibit Numbers		Description

10	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.